PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

Exhibit 10.20

THE MEMBERSHIP INTERESTS REPRESENTED BY THIS LIMITED LIABILITY COMPANY AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS. SUCH MEMBERSHIP INTERESTS MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF AT ANY TIME WITHOUT EFFECTIVE REGISTRATION UNDER SUCH ACT AND LAWS OR EXEMPTION THEREFROM, AND COMPLIANCE WITH THE OTHER RESTRICTIONS ON TRANSFERABILITY SET FORTH HEREIN.

CERTAIN OF THE MEMBERSHIP INTERESTS REPRESENTED BY THIS LIMITED LIABILITY COMPANY AGREEMENT ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH HEREIN.

KINROSS CELLULOSIC ETHANOL LLC

LIMITED LIABILITY COMPANY AGREEMENT

DATED AS OF DECEMBER 2, 2011

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

TABLE OF CONTENTS

ARTICLE I DEFINITIONS		1
1.1	Certain Defined Terms	1
1.2	Interpretative Matters	20
ARTICLE II ORGANIZATIONAL MATTERS		21
2.1	Formation of the Company	21
2.2	Limited Liability Company Agreement	21
2.3	Name	21
2.4	Purpose	21
2.5	Principal Office; Registered Office	22
2.6	Term	22
2.7	No State-Law Partnership	22
ARTICLE III CAPITALIZATION; ADMISSION OF MEMBERS; CAPITAL ACCOUNTS		22
3.1	Capital Commitments	22
3.2	Capital Contributions	23
3.3	Company Loans	24
3.4	Additional Members	25
3.5	Negative Capital Accounts	25
3.6	No Withdrawal	25
3.7	Amendments to Schedule 1	26
3.8	Voluntary Loans from Members	26
ARTICLE IV DISTRIBUTIONS AND ALLOCATIONS		27
4.1	Distributions	27
4.2	General Application	29
4.3	Allocations	29
4.4	Special Allocations	31
4.5	Allocation of Nonrecourse Liabilities	32
4.6	Transfer of Interest	32
4.7	Tax Allocations	32
4.8	Calculation of Calculated Amount	33
4.9	Unadmitted Assignees	35
4.10	Distributions Not to be Made in Accordance with Capital Accounts	35
ARTICLE V RIGHTS AND DUTIES OF MEMBERS		36
5.1	Power and Authority of Members	36
5.2	Liabilities of Members	36
5.3	Business Opportunities and Conflicts of Interest	36
5.4	Books and Records	38
5.5	Meetings of Members	38
5.6	Approval Rights of Members	39
ARTICLE VI MANAGEMENT OF THE COMPANY		41
6.1	Manager	41
6.2	Executive Committee	43
6.3	Officers	46

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6.4	Further Delegation of Authority	47
6.5	Fiduciary Duties	47
6.6	Performance of Duties; Liability of Manager and Officers	47
6.7	Contracts with Affiliates	48
ARTICLE VII TAX MATTERS		48
7.1	Preparation of Tax Returns	48
7.2	Tax Elections	48
7.3	Tax Classification of the Company	48
7.4	Tax Controversies	49
ARTICLE VIII TRANSFER OF MEMBERSHIP INTERESTS; SUBSTITUTE MEMBERS		49
8.1	Restrictions on Transfers of Membership Interests	49
8.2	Void Transfers	51
8.3	Substituted Members	51
8.4	Effect of Assignment	52
8.5	Additional Transfer Restrictions	52
8.6	Transfer Fees and Expenses	53
8.7	Date of Effectiveness	53
8.8	Special Provisions if Valero Member no Longer Holds Majority Interest	53
ARTICLE IX DISSOLUTION AND LIQUIDATION		53
9.1	Dissolution	53
9.2	Liquidation and Termination	54
9.3	Cancellation of Certificate	56
9.4	Reasonable Time for Winding Up	56
9.5	Return of Capital	56
9.6	Material Breach	56
ARTICLE X CERTAIN AGREEMENTS		57
10.1	Right of First Refusal	57
10.2	Drag-Along Right; Tag-Along Right	58
10.3	Involuntary Transfers	61
10.4	Performance; Cooperation	63
10.5	Insurance	63
10.6	Facility Expansion Rights	63
10.7	Required Payments and Actions	63
10.8	Casualty	63
10.9	Delay Events; Delay and Exit Events	64
ARTICLE XI STANDARD OF CARE; EXCULPATION; INDEMNIFICATION		70
11.1	Standard of Care	70
11.2	Exculpation	71
11.3	Indemnification	71
ARTICLE XII GENERAL PROVISIONS		74
12.1	[Intentionally Omitted]	74
12.2	Amendments	74
12.3	No Right of Partition	74
12.4	Remedies	74
12.5	Successors and Assigns	74
12.6	Severability	74

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12.7	Counterparts	74
12.8	Applicable Law	75
12.9	Addresses and Notices	75
12.10	Creditors	75
12.11	Waiver	75
12.12	Further Action	75
12.13	Entire Agreement	75
12.14	Delivery by Facsimile	75
12.15	Survival	76
12.16	Public Disclosures	76
12.17	Reports	76
12.18	Exclusive Jurisdiction	77
12.19	Confidentiality	77
12.20	Mediation; Arbitration; Dispute Resolution	79
12.21	Waiver of Jury Trial	79
12.22	Valero Parent Guaranty	79

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KINROSS CELLULOSIC ETHANOL LLC

LIMITED LIABILITY COMPANY AGREEMENT

THIS LIMITED LIABILITY COMPANY AGREEMENT is made and entered into by and among the Company and the Members as of December 2, 2011 (the “Effective Date”).

In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Certain Defined Terms. Capitalized terms used but not otherwise defined herein shall have the following meanings:

“Acceptance Notice” has the meaning set forth in Section 10.2(b).

“Additional Member” means a Person admitted to the Company as a Member pursuant to Section 3.4.

“Adjusted Capital Account Deficit” means, with respect to any Member, the deficit balance, if any, in such Member’s Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:

(a) credit to such Capital Account any amounts which such Member is obligated to restore pursuant to any provision of this Agreement or is deemed obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

(b) debit to such Capital Account the items described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6).

The foregoing definition of “Adjusted Capital Account Deficit” is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

“Affiliate” of any particular Person means (i) any other Person controlling, controlled by or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of in excess of 50% of such Person’s voting securities or the ability to seat a majority of the board or other governing body, by contract or otherwise, and (ii) if such Person is a partnership or limited liability company, any general partner or managing member thereof (as applicable) (and in the absence of a managing member, the Person having the ability to seat a majority of the board of managers or equivalent governing body, by contract or otherwise).

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

“Agreement” means this limited liability company agreement of the Company, as amended or modified from time to time in accordance with the terms hereof.

“Andritz Equipment Purchase Agreements” means all agreements for the purchase of equipment from Andritz AG, or its Affiliates, in support of the Phase I Project.

“Applicable Law” means any applicable federal, state, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, rule, ordinance, principle of common law, regulation, statute or treaty.

“Appraiser” has the meaning set forth in Section 10.3(f).

“Appraisal Demand Notice” has the meaning set forth in Section 10.9(d).

“Approval of the Executive Committee” means the approval or consent of a majority of the total number of members of the Executive Committee, and the phrase “Approved by the Executive Committee” has a correlative meaning.

“Base Rate” means, on any date, a rate per annum (to be determined as of the date the applicable amount is first owed and remain fixed at such rate) equal to the rate of interest most recently published by The Wall Street Journal as the “prime rate” at large United States money center banks.

“Book Item” has the meaning set forth in Section 4.7(a)(i).

“Business” means the business of acquiring biomass feedstock, processing such feedstock into cellulosic biofuel and co-products and byproducts thereof at the Facility and marketing and selling such cellulosic biofuel, co-products and byproducts.

“Business Day” means any day other than a Saturday, Sunday or a day on which banks in New York, New York are authorized or obligated by Applicable Law or executive order to close.

“Calculated Amount” means at any time of determination, an amount equal to the aggregate amount of the Valero Member’s Capital Contributions for the Phase I Project, minus (a) all Distributions distributed to the Valero Member by the Company, minus (b) the tax savings from tax losses, depreciation or deductions allocated to the Valero Member, minus (c) any tax credits, whether federal or state, allocated to the Valero Member plus (d) the taxes paid by the Valero Parent or the Valero Member as the result of any taxable income or gain, whether federal or state, allocated to the Valero Member by the Company and any gain recognized by the Valero Member pursuant to section 731(a) of the Code. The Calculated Amount will be calculated using the assumptions and conventions described in Section 4.8 of this Agreement (including the Tax Assumptions). For the avoidance of doubt, the Calculated Amount shall not include Capital Contributions made to fund any Facility Expansion or for any purpose other than development of the Phase I Project.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

“Capital Account” means, with respect to any Member, the capital account maintained for such Member in accordance with the following provisions:

(a) to each Member’s Capital Account there shall be credited such Member’s Capital Contributions, such Member’s distributive share of Net Income and any item in the nature of income or gain which is specially allocated pursuant to Section 4.4, and the amount of any Company liabilities assumed by such Member or which are secured by any property distributed to such Member;

(b) to each Member’s Capital Account there shall be debited the amount of cash and the Gross Asset Value of any property distributed to such Member pursuant to any provision of this Agreement, such Member’s distributive share of Net Loss and any item in the nature of expense or loss which is specially allocated pursuant to Section 4.4, and the amount of any liabilities of such Member assumed by the Company or which are secured by any property contributed by such Member to the Company;

(c) in the event all or a portion of an interest in the Company is Transferred in accordance with the terms of this Agreement, the Transferee shall succeed to the Capital Account of the Transferor to the extent that it relates to the Transferred interest; and

(d) in determining the amount of any liability for purposes of subdivisions (a) and (b) there shall be taken into account Section 752(c) of the Code and any other applicable provisions of the Code and Regulations.

The foregoing provision and other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b) and shall be interpreted and applied in a manner consistent with such Regulations.

“Capital Calls” has the meaning set forth in Section 3.2(b).

“Capital Commitment” has the meaning set forth in Section 3.1.

“Capital Contributions” means any cash, cash equivalents or the Gross Asset Value of other property that a Member contributes to the Company, subject to being calculated as set forth below. For purposes of calculating the aggregate Capital Contributions of the Frontier Member, such amount shall be equal to (i) the Initial Capital Contributions of the Frontier Member set forth on Schedule 1 attached hereto plus (ii) all additional Capital Contributions made by the Frontier Member (including any increase in the Development Reimbursement Amount or the Technology License Fee Amount not reflected in the Initial Capital Contributions, but specifically excluding the amount of any funds received either from the State of Michigan in connection with the Michigan Grant Program or from the U.S. Department of Energy in connection with the DOE Grant Program) plus (iii) an amount equal to the Frontier Credited Grant Amount and Frontier Non-Credited Grant Amount. For purposes of calculating the aggregate Capital Contributions of the Valero Member, such amount shall be equal to (i) the Initial Capital Contributions of the Valero Member set forth on Schedule 1 attached hereto plus (ii) all additional Capital Contributions made by the Valero Member minus (iii) the aggregate amount of any reimbursements from the U.S. Department of Energy on or following the Effective Date under the DOE Grant Program actually paid and/or reimbursed to the Valero Member in cash.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

“Certificate” means the Company’s Certificate of Formation filed with the Secretary of State of the State of Delaware effective December 2, 2011.

“Change of Control” means, with regard to any Person, (i) the obtaining of control of such Person by any “person” or “group” (as such terms are used in Section 12(d) and 14(d) of the Securities Exchange Act of 1934, as amended) acting in concert who did not previously exercise control over (A) such Person, or (B) any person who (whether directly or indirectly by means of holding control over one or multiple persons) has control over such Person (where “control” means the possession by a person of beneficial ownership or voting power of more than 50% over another person), or (ii) the sale of all or substantially all of the assets of such Person. Notwithstanding anything to the contrary, none of the following events shall constitute a Change of Control of the Frontier Member or Mascoma, as applicable: (a) the issuance, sale or transfer of stock of Mascoma in connection with a public offering of Mascoma stock, even if resulting in a transfer of more than 50% of the beneficial interests or voting power of Mascoma; (b) the issuance of any stock of Mascoma, or the issuance or exercise of any warrant or option to purchase stock of Mascoma, to an investor providing venture capital or other similar funding to Mascoma; or (c) any Transfer permitted under Section 8.1(b) of this Agreement.

“Change of Control Conversion Notice” has the meaning set forth in Section 8.1(d).

“Change of Control Conversion Period” has the meaning set forth in Section 8.1(d).

“Closing” shall have the meaning ascribed to it in the Contribution Agreement.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Company” means Kinross Cellulosic Ethanol LLC, a Delaware limited liability company.

“Company Loan” has the meaning set forth in Section 3.3(a).

“Company Minimum Gain” has the same meaning as “partnership minimum gain” set forth in Regulations Sections 1.704-2(b)(2) and 1.704-2(d).

“Company Option Period” has the meaning set forth in Section 10.3(b).

“Construction Management Agreement” means that certain Construction Management Agreement, by and between the Company and Valero Services, Inc., a Delaware corporation, as more particularly described and defined in the Contribution Agreement, as amended from time to time.

“Contributing Member” has the meaning set forth in Section 3.3(a).

“Contribution Agreement” means that certain Contribution Agreement, dated of even date herewith, by and among the Frontier Member, the Valero Member, Mascoma, JML Heirs, LLC, Valero Services, Inc., a Delaware corporation, Valero Marketing and Supply Company, a Delaware corporation, and the Company, as amended from time to time.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

“Covered Person” has the meaning set forth in Section 11.2.

“Culpable Acts” means, with respect to any Person, fraud, bad faith, willful misconduct or misappropriation of funds by such Person, or the breach by such Person of the standard of care set forth in Section 11.1.

“Delaware Act” means the Delaware Limited Liability Company Act, 6 Del. L. § 18-101, et seq., as it may be amended from time to time, and any successor thereto.

“Determined Value” has the meaning set forth in Section 10.9(d).

“Depreciation” means, for each Fiscal Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable for United States federal income tax purposes with respect to an asset for such Fiscal Year, except that (i) with respect to any asset the Gross Asset Value of which differs from its adjusted tax basis for Federal income tax purposes at the beginning of such Fiscal Year and which difference is being eliminated by use of the “remedial method” as defined by Regulations Section 1.704-3(d), Depreciation for such Fiscal Year shall be the amount of book basis recovered for such Fiscal Year under the rules prescribed by Regulations Section 1.704-3(d)(2) and (ii) with respect to any other asset the Gross Asset Value of which differs from its adjusted tax basis for Federal income tax purposes at the beginning of such Fiscal Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the Federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Year bears to such beginning adjusted tax basis; provided, however, that in the case of clause (ii), if the adjusted tax basis for Federal income tax purposes of an asset at the beginning of such Fiscal Year is zero, Depreciation shall be an amount determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Manager.

“Depreciation Recapture” has the meaning set forth in Section 4.7(a)(ii)(B).

“Designating Party” has the meaning set forth in Section 6.2(f).

“Development Agreement” means that certain Development Agreement, by and between the Company and the Frontier Member, as more particularly described and defined in the Contribution Agreement, as amended from time to time.

“Development Reimbursement Amount” means, at any point in time, the sum of (a) [***] plus (b) an additional [***] for each of the five Development Milestones (as such term is defined in the Development Agreement) that have been achieved as of such point in time. For the avoidance of doubt, the Frontier Member will receive, in addition to Capital Contribution credit for each Development Reimbursement Amount under this Agreement, cash payments equal to each Development Reimbursement Amount shown above pursuant to the terms of the Development Agreement. The Development Reimbursement Amount shall be treated for federal income tax purposes as a reimbursement of preformation capitalized expenditures incurred by the Frontier Member, and not as a fee for services.

“Dispute” has the meaning set forth in Section 12.20.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

“Distribution” means each distribution made by the Company to a Member in its capacity as such, whether in cash, property or securities of the Company and whether by liquidating distribution, redemption, repurchase or otherwise; provided that none of the following shall be a Distribution: (i) any recapitalization or exchange of securities of the Company, and any subdivision thereof; (ii) payments by the Company to the Frontier Member or Mascoma or any Affiliate of the Frontier Member or Mascoma pursuant to the terms of the Frontier Agreements, or to Valero Parent or any Affiliate of Valero Parent pursuant to the terms of the Valero Agreements, as such agreements may be amended from time to time; and (iii) any reimbursement received from the U.S. Department of Energy on or following the Effective Date under the DOE Grant Program and actually paid and/or reimbursed to the Valero Member in cash.

“DOE Grant Program” means the Cooperative Agreement entitled “Demonstration of Integrated Biorefinery MAS10BIO5,” and identified by No. DE-FC36-08G018103, Biomass Funding Opportunity Announcement (FOA) DE - PS36 - 06GO97003, Demonstration of Integrated Biorefinery Operations for Producing Biofuels and Chemical/Materials Products.

“Drag-Along Notice” has the meaning set forth in Section 10.2(a).

“Dragging Members” has the meaning set forth in Section 10.2(a).

“EPA” means the United States Environmental Protection Agency.

“EPC Contract” means the engineering, procurement, and construction contract for the Phase I Project.

“Enzyme Agreements” means the agreements for the manufacture and supply of enzymes to the Facility (including any associated research and development agreements), as more particularly described and defined in the Contribution Agreement, as amended from time to time.

“Enzyme Facility” means the facility located at the Facility for the production of all Roal/AB Enzymes.

“Enzyme Technology” means the development, scale-up, technical or commercial performance, on-site manufacture or supply of Roal/AB Enzymes.

“Estimated Grant Amount” means an aggregate amount, as set forth in the Project Execution Plan (as may be modified from time to time pursuant to the terms of this Agreement), equal initially to $92,000,000, such amount being equal to (i) the anticipated amount of all funds to be received under the Michigan Grant Program and to be contributed to the Company on behalf of the Frontier Member plus (ii) the anticipated amount of all reimbursements to be received from the U.S. Department of Energy on or following the Effective Date under the DOE Grant Program and contributed to the Company on behalf of the Frontier Member in cash.

“Estimated Project Cost” means an aggregate amount, as set forth in the Project Execution Plan (as may be modified from time to time pursuant to the terms of this Agreement), equal initially to [***].

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

“Ethanol Marketing Agreement” means that certain Ethanol Marketing Agreement, by and between the Company and Valero Marketing and Supply Company, a Delaware corporation, as more particularly described and defined in the Contribution Agreement, as amended from time to time.

“Event of Withdrawal” means the bankruptcy or dissolution of a Member or the occurrence of any other event that terminates the continued membership of a Member in the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and applicable rules and regulations thereunder, and any successor to such statute, rules or regulations.

“Excluded Valero Interest Transferee” means any transferee of equity interests in the Valero Member pursuant to a sale or spinoff by Valero Parent of all or substantially all of the alternative energy or biofuel business currently run by the Valero Member; provided, however, that in no event shall any transferee of equity interests in the Valero Member in a single transaction or series of transactions which is intended only to transfer beneficial interest of the Facility be deemed to be an Excluded Valero Interest Transferee.

“Executive Committee” has the meaning set forth in Section 6.2(a).

“Executive Committee Designee” has the meaning set forth in Section 6.2(f).

“Exit Election” has the meaning set forth in Section 10.9(d).

“Exit Election Notice” has the meaning set forth in Section 10.9(d).

“Exit Purchase Price” has the meaning set forth in Section 10.9(d).

“Expansion Capital Priority Return Percentage” means the percentage, determined at the time of Start-up of each Facility Expansion, reflecting the ratio that the Nameplate Capacity of such Facility Expansion bears to the aggregate Nameplate Capacity of the Facility as a whole (including such Facility Expansion).

“Expansion Notice” has the meaning set forth in Section 10.6.

“Expansion Plan” has the meaning set forth in Section 10.6.

“Facility” means a cellulosic biofuel production facility located in Kinross Township, Chippewa County, Michigan, to be constructed in accordance with the Project Execution Plan.

“Facility Expansion” has the meaning set forth in Section 10.6.

“Failed Contribution Amount” has the meaning set forth in Section 3.3(a).

“Fair Market Value” means, with respect to any assets or property the most probable price in terms of money that such asset would bring at a fair sale for its highest reasonable use, determined in a commercially reasonable manner, and where the title to such asset will pass from

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the seller to the buyer with (i) each of the buyer and the seller acting prudently and knowledgeably, (ii) the price not being affected by any undue stimulus or depressant, (iii) neither the buyer nor seller being under compulsion to sell or buy such asset, (iv) each of the buyer and the seller being typically motivated, well-informed and advised and acting in what it considers to be its best interests, (v) a reasonable period of time being allowed for exposure of such asset in the open market and (vi) the payment of the purchase price being made in cash. In determining the Fair Market Value of any such asset, there shall be taken into account, as appropriate, all liabilities relating to such asset to the extent that they are secured by a lien on such asset (and such lien is not released prior to the transfer of such asset in connection with the subject transaction) or that would otherwise encumber such asset in the hands of the buyer.

“Fiscal Quarter” means each calendar quarter ending March 31, June 30, September 30 and December 31, or such other quarterly accounting period as may be established by the Manager.

“Fiscal Year” means the calendar year or such other annual accounting period as may be established by the Manager, except that if the Company is required under the Code to use a taxable year other than a calendar year or the other annual accounting period so established by the Manager, then Fiscal Year means such taxable year.

“Flip Date” is the day on which the Calculated Amount equals zero.

“Frontier Agreements” means the Contribution Agreement, the Development Agreement, Technology License Agreement, the Subgrant Agreement, the Frontier Member License Agreement, the Frontier Member Assignment and such other agreements as may be entered into between the Company or any of its Affiliates, on one hand, and the Frontier Member or Mascoma or any of their respective Affiliates or members, on the other, and expressly agreed to in writing by the Valero Member, as each such agreement may be amended from time to time.

“Frontier Contribution Amount” means (i) the Frontier Priority Contribution Amount plus (ii) the Land Contribution Amount.

“Frontier Credited Grant Amount” means the Grant Amount (or any portion thereof, as applicable) multiplied by the applicable Grant Allocation Factor.

“Frontier Defined Assets” means, collectively, all Technology owned or controlled by Mascoma, including, without limitation, all Mascoma IPRs, the Mascoma Process, all Mascoma Process Improvements, rights with regard to the Organism and any Organism Improvements (as such terms are defined in that certain Technology License Agreement).

“Frontier Designee” has the meaning set forth in Section 6.2(e).

“Frontier Member” means Frontier Renewable Resources, LLC, a Delaware limited liability company, and any successor or assign of its Membership Interest that is admitted as a Member and designated as the Frontier Member on Schedule 1.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

“Frontier Member Assignment” means that certain Assignment Agreement, by and between the Company and the Frontier Member, as more particularly described and defined in the Contribution Agreement, as amended from time to time.

“Frontier Member License Agreement” means that certain License Agreement, by and between the Company and the Frontier Member, as more particularly described and defined in the Contribution Agreement, as amended from time to time.

“Frontier Non-Credited Grant Amount” means (i) the Grant Amount (or any portion thereof, as applicable) minus (ii) the Frontier Credited Grant Amount.

“Frontier Priority Contribution Amount” means (i) the Development Reimbursement Amount plus (ii) the Technology License Fee Amount plus (iii) all cash Capital Contributions from the Frontier Member.

“GAAP” means generally accepted accounting principles as used in the United States from time to time, applied on a consistent basis from period to period, and any subsequent system and compilation of accounting principles adopted for general use by registrants filing reports pursuant to the Exchange Act, as it may be amended or supplanted.

“Gallon” means one standard United States liquid gallon comprising 231 cubic inches at 60 degrees Fahrenheit.

“Governmental Entity” means the United States or any other nation, any state, territory or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government.

“Grant Allocation Factor” means:

(e) [***], with regard to the portion of the Grant Amount that is less than [***];

(f) [***], with regard to the portion of the Grant Amount that equals or exceeds [***] but is less than [***];

(g) [***], with regard to the portion of the Grant Amount that equals or exceeds [***] but is less than [***];

(h) [***], with regard to the portion of the Grant Amount that equals or exceeds [***] but is less than [***];

(i) [***], with regard to the portion of the Grant Amount that equals or exceeds [***] but is less than [***]; and

(j) [***], with regard to the portion of the Grant Amount that equals or exceeds [***].

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“Grant Amount” means at any point in time, the aggregate amount equal to the actual amount of all funds received under the Michigan Grant Program and the DOE Grant Program, and, if approved by a Required Interest (which approval shall not be unreasonably withheld, conditioned or delayed), any other program or cooperative agreement entered into after the Effective Date and contributed to the Company on behalf of the Frontier Member in cash.

“Gross Asset Value” means, with respect to any asset, the asset’s adjusted basis for Federal income tax purposes, except as follows:

(k) the Gross Asset Value of any asset contributed by a Member to the Company is the Fair Market Value of such asset as determined at the time of contribution;

(l) the Gross Asset Value of all Company assets shall be adjusted to equal their respective Fair Market Values, as determined by the Manager (with the written consent of the Frontier Member if such adjustment is reasonably anticipated by the Manager to exceed One Hundred Thousand Dollars ($100,000.00)), as of the following times: (i) the acquisition of any additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (ii) the distribution by the Company to a Member of more than a de minimis amount of property as consideration for an interest in the Company; (iii) the grant of an interest in the Company (other than a de minimis interest) as consideration for the provision of services to or for the benefit of the Company by an existing Member acting in a Member capacity, or by a new Member acting in a Member capacity or in anticipation of becoming a Member; and (iv) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g); provided, however, that the adjustments pursuant to clauses (i) and (ii) above shall be made only if the Manager with the written consent of the Frontier Designee reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members in the Company; and

(m) the Gross Asset Value of any Company asset distributed to any Member shall be adjusted to equal the Fair Market Value of such asset on the date of distribution as determined by the Manager (with the written consent of the Frontier Member if such adjustment is reasonably anticipated by the Manager to exceed One Hundred Thousand Dollars ($100,000.00)).

If the Gross Asset Value of a Company asset has been determined or adjusted pursuant to clause (a) or (b) above, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Income or Net Loss.

“Initial Capital Contributions” has the meaning set forth in Section 3.2(a).

“Insurance Program” means the program for insurance for the benefit of the Company and the Members which will be adopted as set forth in the Contribution Agreement, which may be amended and/or replaced from time to time as proposed by the Manager and adopted in accordance with Section 5.6.

“Intellectual Property” means all intellectual property and industrial property rights and related priority rights throughout the world, whether protected, created or arising under the Applicable Laws of the United States or any other jurisdiction or under any international

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convention, including all: (i) patents and patent applications, including all continuations, continuations-in-part, divisionals and provisionals and all patents issuing on any of the foregoing, and all reissues, reexaminations, substitutions, renewals and extensions of any of the foregoing (“Patents”); (ii) trademarks, service marks, trade dress, logos, trade names, corporate names and other source or business identifiers (whether registered or unregistered), together with the goodwill associated with any of the foregoing, and all registrations, applications for registration, renewals and extensions of any of the foregoing; (iii) copyrights and works of authorship (whether registered or unregistered) and moral rights, and all registrations, applications for registration, renewals, extensions and reversions of any of the foregoing; (iv) trade secrets and all intellectual property rights in or to confidential and proprietary information, know-how or Technology, in each case excluding any rights in respect of any of the foregoing in this subclause (iv) that comprise or are protected by issued Patents or published Patent applications; and (v) domain names, together with the goodwill associated therewith, and all registrations, applications for registration, renewals and extensions of any of the foregoing.

“J.M. Longyear” means J.M. Longyear, L.L.C., a Michigan limited liability company.

“Land Contribution Amount” means (i) the value of the land (excluding improvements thereto) contributed to the Company by JML Heirs, LLC on behalf of the Frontier Member as determined by an appraiser mutually acceptable to the Frontier Member and the Valero Member plus (ii) to the extent approved by the Valero Member, the amount of all costs actually incurred by the Frontier Member, Mascoma or J.M. Longyear for costs relating to the development of the Phase I Project prior to the Closing.

“Major Contracts” means and includes each of the following: (1) the EPC Contract, (2) any contract associated with the Michigan Grant Program or the DOE Grant Program, (3) any of the Frontier Agreements, Valero Agreements, the initial Enzyme Agreements or the initial Andritz Equipment Purchase Agreements, or (4) any other contract (or related series of contracts) which contemplates or may require payments to or from the Company or any Subsidiary of the Company of Ten Million Dollars ($10,000,000) or more, excluding any contract related to a Facility Expansion.

“Majority Interest” means the Members holding a majority interest represented by the Sharing Percentages (as calculated in accordance with clause (c) of the definition of “Sharing Percentage” set forth in this Section 1.1 assuming for purposes of this provision only that the Flip Date has occurred).

“Manager” has the meaning set forth in Section 6.1(a).

“Mascoma” means Mascoma Corporation, a Delaware corporation.

“Mascoma Process” has the meaning ascribed to it in the Technology License Agreement.

“Material Adverse Effect” means a material adverse effect on the near-term or long-term projected business, assets, properties, results of operations, condition (financial or otherwise) or prospects of the Company; provided, however, that none of the following changes will constitute, or will be considered in determining whether there has occurred, and no event,

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circumstance, change, effect or condition resulting from or arising out of any of the following will constitute, a Material Adverse Effect: (i) any announcement or disclosure made by a Member or the Company (including, without limitation, the announcement of the execution of this Agreement, the intended consummation of the transactions contemplated hereby, or any Member’s name or identity as an investor in the Company), in each case in accordance with Sections 12.16 or 12.19; (ii) any national or international political or social conditions, including the engagement by the United States in hostilities, whether or not pursuant to the declaration of a national emergency, war or the occurrence of any military or terrorist attack on the United States or any of its territories, possessions, offices or military installations; and (iii) conditions affecting financial, banking or securities markets (including any disruption thereof and any decline in the price of any security or market index).

“Member” means each Person owning any Membership Interest and any Person admitted to the Company as a Substituted Member or Additional Member, but only for so long as such Person is the owner of any Membership Interest, and expressly excluding Unadmitted Assignees except as set forth in the following sentence. Solely for purposes of (i) allocations and distributions in Article IV and Section 9.2, (ii) the right to make any Company Loan pursuant to Section 3.3 or voluntary loans pursuant to Section 3.8, (iii) the right to receive tax filing information pursuant to Sections 12.17(a)(iii), 12.17(b) and 12.17(c), but only to the extent required for a tax filing, (iv) the obligation to make Capital Contributions under Section 3.2, and (v) the restrictions and obligations (but not the rights) with respect to the Transfer of Membership Interests pursuant to Article VIII and Article XI, the term “Member” shall also include any Unadmitted Assignee.

“Member Nonrecourse Debt” has the same meaning as the term “partner nonrecourse debt” set forth in Regulations Section 1.704-2(b)(4).

“Member Nonrecourse Debt Minimum Gain” means an amount, with respect to each tranche of Member Nonrecourse Debt, equal to the Company Minimum Gain that would result if the Member Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(3).

“Membership Interest” means the interest of a Member in the Company, including, without limitation, such Member’s Sharing Percentage, rights to distributions (liquidating or otherwise), allocations and information, and voting, consent or approval rights as set forth in this Agreement.

“Michigan Grant Cash Amount” has the meaning ascribed to it in the Contribution Agreement.

“Michigan Grant Program” means the Center of Energy Excellence Program, the Michigan Community Development Block Grant, and a Grant Agreement entitled “Michigan Strategic Fund Grant Agreement with Mascoma,” dated December 2, 2008.

“Minimum Grant Amount” means (i) $65,000,000, minus (ii) the amount of all costs and expenses, if any, actually incurred by the Frontier Member, Mascoma or J.M. Longyear relating to the development of the Phase I Project prior to the Closing, to the extent such costs and expenses, if any, are approved by the Valero Member.

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“MMGY” means million Gallons per year.

“Nameplate Capacity” means the anticipated annual production of ethanol for the Facility or any Facility Expansion based on the design expressed in the engineering plans for the Facility or such Facility Expansion, as applicable. The Nameplate Capacity with respect to the Phase I Project shall be 20 MMGY.

“Net Cash Flow” means, with respect to any period, all cash revenues and receipts of the Company (excluding Capital Contributions and loans of any kind (including Company Loans and voluntary loans from Members) but including all proceeds of any sale or other disposition of the assets of the Company), less (i) all reasonably required operating and maintenance costs and expenses paid or accrued during such period, (ii) all required interest and principal payments on any indebtedness of the Company, if any, paid during such period, (iii) all working capital reasonably anticipated as required to fund operating and maintenance costs and required interest and principal payments on any indebtedness of the Company, if any, with respect the succeeding six-month period which exceeds anticipated cash revenues and receipts of the Company during such six-month period and existing working capital, and (iv) all Required Reserves. For purposes of determining Net Cash Flow, depreciation, amortization and other non-cash items shall not be considered an expense of the Company.

“Net Income” and “Net Loss” means, for each Fiscal Year or other period, an amount equal to the Company’s taxable income or loss for such Fiscal Year or period, determined in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss) with the following adjustments:

(n) any income of the Company that is exempt from Federal income tax and not otherwise taken into account in computing Net Income or Net Loss pursuant to this paragraph, shall be added to such income or loss;

(o) any expenditures of the Company described in Section 705(a)(2)(B) of the Code or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Income or Net Loss pursuant to this paragraph, shall be subtracted from such taxable income or loss;

(p) in the event the Gross Asset Value of any Company asset is adjusted pursuant to subdivisions (b) or (c) of the definition of “Gross Asset Value”, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Income or Net Loss;

(q) gain or loss resulting from any disposition of Company property with respect to which gain or loss is recognized for Federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

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(r) in lieu of depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year, computed in accordance with the definition of “Depreciation”; and

(s) any items which are specially allocated pursuant to the provisions of Section 4.4 shall not be taken into account in computing Net Income or Net Loss.

“Non-Contributing Member” has the meaning set forth in Section 3.3(a).

“Non-Exiting Members” has the meaning set forth in Section 10.9(d).

“Nonrecourse Deductions” has the meaning set forth in Regulations Section 1.704-2(b)(1) and 1.704-2(c).

“Nonrecourse Liability” has the meaning set forth in Regulations Section 1.752-1(a)(2).

“Nonsubject Member” has the meaning set forth in Section 10.3(a).

“Notice of Sale or Transfer” has the meaning set forth in Section 10.2(b).

“O&M Agreement” means that certain Operating, Maintenance and Management Agreement, by and among the Company and the Valero Member, as more particularly described and defined in the Contribution Agreement, as amended from time to time.

“Offered Interest” has the meaning set forth in Section 10.1(b).

“Offering Member” has the meaning set forth in Section 10.1(a).

“Officers” has the meaning set forth in Section 6.3.

“Opportunity” has the meaning set forth in Section 5.3(a).

“Optional Capital Contribution Percentage” means: (a) [***] with respect to the Valero Member; and (b) [***] with respect to the Frontier Member.

“Permitted Transferees” has the meaning set forth in Section 8.1(b).

“Person” means an individual, a partnership (including a limited partnership), a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, association or other entity or a Governmental Entity.

“Phase I Project” means the initial phase of the Facility (including, without limitation, the land, improvements, equipment and other property therefore), with an anticipated annual production of 20 MMGY of ethanol, to be constructed in accordance with the Project Execution Plan.

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“Pre-Start-up Liquidation Ratio” shall mean (x) with respect to the Valero Member, a ratio equal to (A) the Valero Member’s Capital Contributions divided by (B) the sum of (I) the Valero Member’s Capital Contributions plus (II) the Land Contribution Amount plus (III) all cash Capital Contributions from the Frontier Member and (y) with respect to the Frontier Member, a ratio equal to (A) the sum of (I) the Land Contribution Amount plus (II) all cash Capital Contributions from the Frontier Member divided by (B) the sum of (I) the Valero Member’s Capital Contributions plus (II) the Land Contribution Amount plus (III) all cash Capital Contributions from the Frontier Member.

“Project Execution Plan” means that certain Project Execution Plan attached hereto as Exhibit A, as may be modified from time to time as set forth herein.

“Proposed Sale” has the meaning set forth in Section 10.2(a).

“Regulations” means the income tax Regulations promulgated under the Code, as amended from time to time.

“Remaining Member” and “Remaining Members” have the respective meanings set forth in Section 10.1(b).

“Requested Capital Contribution” has the meaning set forth in Section 3.2(c).

“Requested Capital Contribution Notice” has the meaning set forth in Section 3.2(c).

“Requested Member Loan Notice” has the meaning set forth in Section 3.8.

“Required Interest” means both of (i) the Valero Member and (ii) the Frontier Member; provided, however, the Required Interest shall mean only the Valero Member if, by the date that is twelve (12) months after Start-up of the Phase I Project, the Frontier Credited Grant Amount is less than the Minimum Grant Amount and the Frontier Member has not contributed such difference to the Company as a cash Capital Contribution.

“Required Reserves” means amounts the Manager reasonably determines to be necessary, in addition to anticipated cash revenues and receipts of the Company and working capital, for (i) future capital expenditures required for the normal operation, maintenance, improvement and debottlenecking of the process but excluding any Facility Expansion, (ii) cash reserves for prospective or contingent obligations (including legal, environmental or regulatory matters which may require payment of future fees, settlements or fines), and (iii) cash reserves for commodity risk management (including additional liquidity that may be necessary for margin requirements for feedstock and/or product trading or forward purchases of feedstock during periods of higher anticipated volatility).

“Requisite Public Disclosure” has the meaning set forth in Section 12.16.

“RFS2” means the Renewable Fuel Standard program of the EPA, established in accordance with the Energy Independence and Security Act of 2007 and 40 C.F.R. Part 80 Subpart K and commonly referred to as the RFS2 program.

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[***]

“[***]” means enzymes which economically complement the enzymatic activity of the Organism (as defined in the Technology License Agreement) in sufficient quantity and quality for the Phase I Project.

“Qualified Appraiser” means a designated member of the Appraisal Institute who is generally recognized as being experienced in the valuation or appraisal of assets comparable to the tangible non-cash assets of the Company, is independent, and has not had been engaged by the Company, any Member or any Affiliate of any Member for the immediately preceding seven (7) year period.

“SEC” means the Securities and Exchange Commission.

“Section 10.9 Notice” means, individually, any Section 10.9(a) Notice, Section 10.9(b) Notice, or Section 10.9(c) Notice.

“Section 10.9(a) Notice” has the meaning set forth in Section 10.9(d).

“Section 10.9(b) Notice” has the meaning set forth in Section 10.9(d).

“Section 10.9(c) Notice” has the meaning set forth in Section 10.9(d).

“Sharing Percentage” means:

(t) for the period prior to Start-up of the Phase I Project, at any time, (x) with respect to the Valero Member, a ratio equal to [***], and (y) with respect to the Frontier Member at any time, a ratio equal to [***];

(u) for the period beginning with Start-up of the Phase I Project and ending at the moment the Flip Date occurs, but subject to the last paragraph of this definition, at any time, (x) with respect to the Valero Member, a ratio equal to [***], and (y) with respect to the Frontier Member at any time, a ratio equal to [***]; and

(v) for the period beginning the moment after the Flip Date occurs, but subject to the last paragraph of this definition, at any time, (x) with respect to the Valero Member, a ratio equal to [***], and (y) with respect to the Frontier Member, a ratio equal to [***].

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[***]

“Start-up” means, with respect to (i) the Phase I Project, or (ii) any Facility Expansion, the moment when hardwood equivalent or similar to the Feedstock (as defined in the Technology License Agreement) is first introduced into the Plant (as defined in the Technology License Agreement) with the intent to operate the Plant, and the Plant has achieved a minimum of 24 hours of continuous steady state operation.

“Subgrant Agreement” means that certain Subgrant Agreement between Mascoma Corporation and Kinross Cellulosic Ethanol LLC, as more particularly described and defined in the Contribution Agreement, as amended from time to time.

“Subject Member” has the meaning set forth in Section 10.3(a).

“Subject Membership Interest” has the meaning set forth in Section 10.3(a).

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of company, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity or have, through contract or otherwise, the ability to seat a majority of the board or other governing body of such entity. For purposes hereof, references to a “Subsidiary” of any Person shall be given effect only at such times that such Person has one or more Subsidiaries, and, unless otherwise indicated, the term “Subsidiary” refers to a Subsidiary of the Company.

“Substituted Member” means a Person that is admitted as a Member to the Company pursuant to Section 8.3(a).

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“Tag-Along Sale” has the meaning set forth in Section 10.2(b).

“Tax” or “Taxes” means (i) any Federal, state, local or foreign income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, registration, value added, excise, natural resources, severance, stamp, occupation, premium, windfall profit, environmental, customs, duties, real property, personal property, capital stock, social security, unemployment, disability, payroll, license, employee or other withholding, or other tax, of any kind whatsoever, (ii) any interest, penalties or additions to tax or additional amounts imposed by any Taxing Authority in connection with any item described in clause (i), and (iii) any liability in respect of any items described in clause (i) and/or (ii) payable by reason of contract, assumption, successor or transferee liability, operation of law, Treasury Regulations section 1.1502-6(a) (or any predecessor or successor thereof or any analogous or similar provision under Applicable Law) or otherwise.

“Tax Assumptions” has the meaning set forth in Section 4.8(c).

“Tax Distribution” has the meaning set forth in Section 4.1(a).

“Tax Matters Partner” has the meaning set forth in Section 6231 of the Code.

“Taxing Authority” means the United States Internal Revenue Service or any other Governmental Entity responsible for the administration, assessment or collection of any Tax.

“Technology” means all technology, software (including, without limitation, object code and source code), designs, formulae, algorithms, procedures, methods, discoveries, processes, techniques, ideas, know-how, research and development, technical data, tools, materials, specifications, processes, inventions (whether patentable or unpatentable and whether or not reduced to practice), apparatus, creations, improvements, works of authorship in any media, confidential, proprietary or non-public information and other similar materials, and all recordings, graphs, drawings, reports, analyses and other writings, and other tangible embodiments of any of the foregoing in any form whether or not listed herein.

“Technology License Agreement” means that certain Technology License and Supply Agreement, by and among the Company and Mascoma, as more particularly described and defined in the Contribution Agreement, as amended from time to time.

“Technology License Fee Amount” means an amount determined in accordance with this paragraph for which Frontier shall be credited with having made a Capital Contribution pursuant to this Agreement and which is referred to as the “License Fee” in the Technology License Agreement: The Technology License Fee Amount shall be, [***]

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“Terminating Event” means the occurrence with regard to the Valero Parent, the Valero Member, the Frontier Member or Mascoma, as applicable, of any actual involuntary Transfer including, without limitation, pursuant to foreclosure or similar Transfer pursuant to a foreclosure or a pledge, mortgage or other encumbrance of a Membership Interest or other interest in the Company to secure a debt or other obligation, or pursuant to a judicial order, legal process, execution or attachment or in connection with any proceeding by or against the Valero Parent, the Valero Member, the Frontier Member or Mascoma, as applicable, under any bankruptcy or insolvency law.

“Transfer” means any sale, transfer, assignment, pledge, mortgage, exchange, hypothecation, grant of a security interest or other direct or indirect disposition or encumbrance of an interest (whether with or without consideration, whether voluntarily or involuntarily or by operation of law) or the acts thereof. The terms “Transferee,” “Transferor,” “Transferred” and other forms of the word “Transfer” shall have the correlative meanings.

“Transfer Notice” has the meaning set forth in Section 10.1(b).

“Unadmitted Assignee” has the meaning set forth in Section 3.4(b).

“Unrecovered Expansion Contributions” means, with respect any Member for a particular Facility Expansion, at any time of determination, an amount equal to the aggregate Capital Contributions of such Member used to fund such Facility Expansion, minus (a) all Distributions distributed to such Member by the Company after Start-up of such Facility Expansion pursuant to Section 4.1(b)(ii)(B)(1), minus (b) the tax savings from tax losses, depreciation or deductions related to such Facility Expansion allocated to such Member after Start-up of such Facility Expansion, minus (c) any tax credits, whether federal or state, related to such Facility Expansion allocated to such Member after Start-up of such Facility Expansion, plus (d) the taxes paid by such Member or its Affiliate as the result of any taxable income or gain allocated to such Member by the Company related to such Facility Expansion. Unrecovered Expansion Contributions will be calculated using the assumptions and conventions described in Section 4.8 of this Agreement (including the Tax Assumptions).

“Valero Agreements” means the Contribution Agreement, Construction Management Agreement, Ethanol Marketing Agreement, the O&M Agreement, the Valero Parent Guaranty, the Valero Member Assignment, the Valero Member License Agreement and such other agreements as may be entered into between the Company or any of its Affiliates, on one hand, and the Valero Member or any of its Affiliates, on the other, and expressly agreed to in writing by the Frontier Member, as each such agreement may be amended from time to time.

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“Valero Designees” has the meaning set forth in Section 6.2(d).

“Valero Estimated Contribution Amount” means (i) the Estimated Project Cost minus (ii) the Estimated Grant Amount minus (iii) all cash Capital Contributions from the Frontier Member.

“Valero Member” means Diamond Alternative Energy, LLC, a Delaware limited liability company, and any successor or assign of its Membership Interest that is admitted as a Member and designated as the Valero Member on Schedule 1.

“Valero Member Assignment” means that certain Assignment Agreement, by and between the Company and the Valero Member, as more particularly described and defined in the Contribution Agreement, as amended from time to time.

“Valero Member License Agreement” means that certain License Agreement, by and between the Company and the Valero Member, as more particularly described and defined in the Contribution Agreement, as amended from time to time.

“Valero Parent” means Valero Energy Corporation, a Delaware corporation, and any successor entity.

“Valero Parent Guaranty” means that certain Guaranty Agreement as more particularly described and defined in the Contribution Agreement, as amended from time to time.

“Valero Restricted Party” has the meaning set forth in Section 5.3(d).

1.2 Interpretative Matters. In this Agreement, unless otherwise specified or where the context otherwise requires:

(a) the headings of particular provisions of this Agreement are inserted for convenience only and will not be construed as a part of this Agreement or serve as a limitation or expansion on the scope of any term or provision of this Agreement;

(b) words importing any gender shall include other genders;

(c) words importing the singular only shall include the plural and vice versa;

(d) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”;

(e) the words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement;

(f) references to “Articles,” “Sections,” “Exhibits” or “Schedules” shall be to Articles, Sections, Exhibits or Schedules of or to this Agreement;

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(g) references to any Person include the permitted successors and assigns of such Person;

(h) except as otherwise expressly provided herein, wherever a conflict exists between this Agreement and any other agreement referenced herein, this Agreement shall control but solely to the extent of such conflict;

(i) references to any agreement or contract, unless otherwise stated, are to such agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof; and

(j) the parties hereto have participated jointly in the negotiation and drafting of this Agreement; accordingly, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provisions of this Agreement.

ARTICLE II

ORGANIZATIONAL MATTERS

2.1 Formation of the Company. The Company was formed on December 2, 2011 pursuant to the provisions of the Delaware Act.

2.2 Limited Liability Company Agreement. The Members hereby execute this Agreement for the purpose of establishing the affairs of the Company and the conduct of its business in accordance with the provisions of the Delaware Act. The Members hereby agree that during the term of the Company set forth in Section 2.6 the rights and obligations of the Members with respect to the Company will be determined in accordance with the terms and conditions of this Agreement and the Delaware Act.

2.3 Name. The name of the Company shall be “Kinross Cellulosic Ethanol LLC”. The Manager may change the name of the Company at any time and from time to time. The business of the Company may be conducted under its name or any other name or names deemed advisable by the Manager.

2.4 Purpose. The purposes and business of the Company shall be to, directly or indirectly through a Subsidiary, (i) construct, own, develop, operate, maintain, and finance and refinance the Facility, and engage in the Business, (ii) incur debt and issue notes, the net proceeds of which shall be used to develop, construct and operate the Facility, (iii) enter into purchase or underwriting agreements, financing documents, and similar or related agreements as required to engage in or related to the activities listed in clauses (i) and (ii) above, (iv) enter into agreements related to or in connection with the foregoing purposes or necessary to carry out the foregoing purposes, (v) exercise all rights and powers granted to the Company under this Agreement and any other agreements contemplated hereby, as the same may be amended from time to time, (vi) exercise powers permitted to limited liability companies under the laws of the State of Delaware that are connected with the foregoing purposes, (vii) conduct such other activities as may be necessary or desirable to further the Business or the foregoing purposes and (viii) engage in any other lawful act or activity for which limited liability companies may be organized under the Delaware Act.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

2.5 Principal Office; Registered Office. The principal office of the Company initially shall be located at One Valero Way, San Antonio, Texas 78249 and may be at any such other place as the Manager may from time to time designate. All business and activities of the Company shall be deemed to have occurred at its principal office. The Company may maintain offices at such other place or places as the Manager deems advisable. The address of the registered office of the Company in the State of Delaware shall be Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, and the registered agent for service of process on the Company in the State of Delaware at such registered office shall be The Corporation Trust Company.

2.6 Term. The term of the Company commenced upon the filing of the Certificate in accordance with the Delaware Act and shall continue in existence until termination, winding up, dissolution and liquidation thereof in accordance with the provisions of Article IX.

2.7 No State-Law Partnership. The Members intend that the Company not be a partnership (including a limited partnership) or joint venture, and that no Member be a partner or joint venturer of any other Member by virtue of this Agreement, for any purposes other than as set forth in the last sentence of this Section 2.7, and neither this Agreement nor any other document entered into by the Company or any Member relating to the subject matter hereof shall be construed to suggest otherwise. The Members intend that the Company shall be treated as a partnership for U.S. Federal and, if applicable, state or local income tax purposes, and that each Member and the Company shall file all tax returns and shall otherwise take all tax and financial reporting positions in a manner consistent with such treatment.

ARTICLE III

CAPITALIZATION; ADMISSION OF MEMBERS; CAPITAL ACCOUNTS

3.1 Capital Commitments. The capital commitment (“Capital Commitment”) of each Member is as set forth opposite the name of such Member on Schedule 1 under the column “Capital Commitments”; provided, however, that if the Manager determines at any time that the Company requires additional Capital Contributions from the Members, the Company shall notify the Members of such determination, and each Member shall have the option, but not the obligation, to increase its Capital Commitment in an amount equal to such Member’s Optional Capital Contribution Percentage of the required additional Capital Contributions the Company is seeking. If some, but not all, of the Members elect to increase their Capital Commitments, the participating Members shall have the option, but not the obligation, to likewise increase their Capital Commitments by an additional amount equal up to at least their pro rata share (in relation to the Optional Capital Contribution Percentages of all participating Members) of the remaining amount which the Company is seeking. In the event of an increase in Capital Commitments, the Manager shall revise Schedule 1 to reflect any changes in the Capital Commitments of the Members.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

3.2 Capital Contributions.

(a) Concurrently with the execution and delivery hereof or on such other date as may be provided in the Contribution Agreement, the Valero Member and the Frontier Member shall each contribute to the Company the amount in cash set forth opposite their respective names on Schedule 1 under the column “Formation Capital Contributions.” At the Closing, the Valero Member and the Frontier Member shall each contribute (or, with respect to items (ii) and (iii) for the Frontier Member in the column titled “Initial Capital Contributions” on Schedule 1, be deemed to have contributed) to the Company the amount in cash (and/or such other items) set forth opposite their respective names on Schedule 1 under the column “Initial Capital Contributions” in accordance with the terms of the Contribution Agreement (such contributions being referred to herein as the “Initial Capital Contributions”). The Frontier Member shall also contribute to the Company at Closing the Michigan Grant Cash Amount which shall become part of the Grant Amount.

(b) From time to time after the date hereof, the Manager may call for additional Capital Contributions to be made by the Members (collectively, “Capital Calls”) pursuant to the Project Execution Plan (as it may be amended from time to time pursuant to the terms of this Agreement) until such time as each Member has made aggregate Capital Contributions totaling its Capital Commitment; provided, however, that the Manager may, in its sole and absolute discretion (subject to the following provisions of this paragraph), modify, delay and/or cancel any proposed or projected Capital Calls. Notwithstanding anything to the contrary, but subject to Section 10.9, the Manager must make Capital Calls as and to the extent required to fund the cost of constructing, equipping, developing and operating the Phase I Project in accordance with the Project Execution Plan until the Valero Member has funded the entire amount of its Capital Commitment (and shall not modify, delay or cancel any such Capital Call if as a result of such modification, delay or cancellation the Valero Member would not be required to fund the entire amount of its Capital Commitment).

(c) Subject to the limitations set forth in this Section 3.2, the Manager or the Frontier Member (but, with respect to the Frontier Member, only as set forth in Section 3.2(d)) may from time to time request that each Member make Capital Contributions to the Company in excess of its Capital Commitment, pro rata based on the Optional Capital Contribution Percentage of such Member, when and if the Manager or the Frontier Member (but, with respect to the Frontier Member, only as set forth in Section 3.2(d)) determines to make Capital Calls for such Capital Contributions in accordance with this Agreement (each, a “Requested Capital Contribution”); provided, however, that no Member shall be obligated to make aggregate Capital Contributions in excess of its Capital Commitment (with Capital Calls exceeding the Members’ Capital Commitments handled in accordance with Section 3.1). On each occasion that the Manager or the Frontier Member (but, with respect to the Frontier Member, only as set forth in Section 3.2(d)) calls, pursuant to Section 3.1 and this Section 3.2(c), for the Members to make a Requested Capital Contribution, the Manager or the Frontier Member (but, with respect to the Frontier Member, only as set forth in Section 3.2(d)) shall deliver to each such Member a written notice (the “Requested Capital Contribution Notice”), which shall include (i) the aggregate amount of Requested Capital Contributions requested and the respective Member’s share thereof (which shall be calculated assuming each Member will participate fully based on the Optional Capital Contribution Percentage of such Member), (ii) the date by which such Capital

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

Contributions are required to be funded (which date shall be no earlier than 20 Business Days after delivery of the Requested Capital Contribution Notice), (iii) the depositary institution and account of the Company into which such additional Capital Contributions shall be made, and (iv) reasonable detail as to the purpose and intended use of such Capital Contribution. Each Member that elects to make some or all of a Requested Capital Contribution in accordance with Section 3.1 and this Section 3.2(c) shall make its deposit, if any, by wire transfer of immediately available funds to the designated depositary institution and account of the Company on or before the date set forth in the Requested Capital Contribution Notice. The failure of a Member to make any Requested Capital Contribution in accordance with the provisions of this Agreement and as set forth in the applicable Requested Capital Contribution Notice shall give the other Member(s) that elected to make its proportionate share of such Requested Capital Contribution the right (but not the obligation) to make a Company Loan as described in Section 3.3.

(d) Supplementing the provisions of Section 3.2(c) above, if, following the time the Valero Member has funded the entire amount of its Capital Commitment, additional funds are required to fund the cost of constructing, equipping, developing and operating the Phase I Project in accordance with the Project Execution Plan, the Frontier Member (as well as the Manager) may make Capital Calls for Requested Capital Contributions as and to the extent required to fund the cost of constructing, equipping, developing and operating the Phase I Project in accordance with the Project Execution Plan.

(e) Any amounts contributed to the Company by either Member pursuant to Sections 3.1 and 3.2 shall increase the Capital Contributions and Capital Account of each contributing Member.

3.3 Company Loans.

(a) If any Member does not fund a Requested Capital Contribution in accordance with Section 3.2 (the “Non-Contributing Member”), then each other Member (each a “Contributing Member”), provided it has funded its Requested Capital Contribution, may elect to lend any amount up to the entire amount of the Non-Contributing Member’s Requested Capital Contribution (the “Failed Contribution Amount”) to the Company (a “Company Loan”) with recourse solely to the Company and its assets. Any Company Loan shall be expressly subordinated to any senior credit facility of the Company to the extent required by such senior credit facility, and the Company shall bear all costs and expenses related thereto and to the negotiation and documentation thereof, including the fees and expenses of the counsel and accountants of the Member making such Company Loan. Except as provided in Section 3.3(b), any Company Loan shall not be treated as a Capital Contribution by the Member making such Company Loan and shall not increase the Capital Account of such Member or result in any adjustment to the Sharing Percentage of any Member. The Company Loan shall bear interest at a rate of one percent (1%) per annum. Principal payments on Company Loans repaid by the Company shall be made on a “last in, first out basis” such that the most recent Company Loans are repaid first. Company Loans shall be repaid as quickly as practicable taking into account any restrictions under any then-existing senior credit facility.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

(b) In the event that a Contributing Member elects to make a Company Loan, and such Company Loan remains outstanding, in whole or in part, ninety (90) days after the date such Company Loan is made or deemed made, then the entire outstanding amount of such Company Loan shall automatically convert into a Capital Contribution (thereby increasing such Member’s Capital Account), and the Sharing Percentages of the Members shall be adjusted accordingly. At any time prior to ninety (90) days after the date a Company Loan is made in connection with the failure to make a Requested Capital Contribution, the Non-Contributing Member may make a Capital Contribution to the Company in an amount equal to its Failed Contribution Amount, and, in such event, the Capital Contribution made by the Non-Contributing Member shall be used to satisfy the outstanding principal of the Company Loan relating to the Failed Contribution Amount.

3.4 Additional Members.

(a) Upon written approval of a Required Interest, any Person acquiring any Membership Interest may be admitted to the Company as an Additional Member. Each such Additional Member shall execute and deliver a written instrument satisfactory to the Manager, whereby such Additional Member shall become a party to this Agreement, as well as any other documents reasonably required by the Manager. Upon execution and delivery of a counterpart of this Agreement and receipt thereof by the Manager (along with any other documents reasonably requested by the Manager), such Person shall be admitted as a Member. Each such Additional Member shall thereafter be entitled to all the rights and subject to all the obligations of a Member as set forth herein.

(b) Notwithstanding anything to the contrary in this Agreement, a Person that acquires any Membership Interest (and any fraction thereof) but that is not admitted as a Member pursuant to Section 3.4(a) or 8.3 (an “Unadmitted Assignee”) shall be entitled only to allocations and distributions with respect to such Membership Interest (and any fraction thereof) in accordance with Article IV and Section 9.2 (and only for the period such Membership Interest is held by such Unadmitted Assignee), and shall have no right to any information or accounting of the affairs of the Company, shall not be entitled to inspect the books or records of the Company, and shall have no other rights of a Member under the Delaware Act or this Agreement, including any voting rights (including voting rights with respect to the merger, consolidation, conversion or dissolution of the Company), preemptive rights and any rights to elect or appoint a Manager. Notwithstanding anything to the contrary in this Agreement, any such Unadmitted Assignee shall be bound by the obligation to make any Capital Contribution (with respect to its Membership Interest as if it were a Member) pursuant to Section 3.2, and shall otherwise be bound by the provisions of Section 3.2. Further, any Membership Interest (and any fraction thereof) held by such Unadmitted Assignee shall be subject to all of the restrictions applicable to Membership Interests held by Members set forth in Article VIII and Article X.

3.5 Negative Capital Accounts. No Member shall be required to pay to the other Member or the Company any deficit or negative balance that may exist from time to time in such Member’s Capital Account (including upon and after dissolution and liquidation of the Company).

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

3.6 No Withdrawal; Reimbursement Exception.

(a) Subject to Section 3.6(b), no Person shall be entitled to withdraw any part of such Person’s Capital Contributions or Capital Account or to receive any Distribution from the Company, except as expressly provided in this Agreement.

(b) The Members acknowledge and agree that the Grant Amount to be received by the Company in connection with the DOE Grant Program will be contributed by the Frontier Member in arrears as a reimbursement to the Company for actual costs and expenses incurred by the Company in connection with the execution of the Phase I Project. As a result, the Capital Contributions made by the Valero Member from time to time pursuant to Capital Calls for the Phase I Project may ultimately exceed the actual amounts necessary to fund the Phase I Project. If the Manager, in its reasonable discretion, determines that the Capital Contributions made by the Valero Member are in excess of the amounts necessary to fund the Phase I Project, the Manager shall cause the Company to reimburse the Valero Member for any such excess Capital Contributions and, upon such reimbursement, such excess amounts shall be deducted from the Valero Member’s Capital Account and not included in the calculation of the Sharing Percentages of the Members.

3.7 Amendments to Schedule 1. Schedule 1 shall be amended by the Manager from time to time to reflect any additional Capital Contributions, change in Sharing Percentages and admissions, resignations or withdrawals of Members or Unadmitted Assignees pursuant to the terms of this Agreement. The initial Sharing Percentages of the Members as of the Effective Date are set forth on Schedule 1, and such Schedule 1 shall be modified from time to time by the Manager in accordance with this Section 3.7 to reflect the actual Sharing Percentages of the Members.

3.8 Voluntary Loans from Members. Without limiting the right of any Member to make a Company Loan in accordance with Section 3.3, any Member may, with the approval of the Manager and the written consent of the Frontier Member, loan funds to the Company. Except as set forth in Section 3.3(b), (a) loans by Members to the Company shall not be considered Capital Contributions, and (b) if any Member shall lend funds to the Company in excess of the amounts required hereunder to be contributed by such Member to the capital of the Company, the making of such loan shall not result in any increase in the amount of the Capital Account of such Member. The amount of any such loan shall be a debt of the Company to such Member and shall be payable or collectible in accordance with the terms and conditions upon which such loan is made; provided that such terms and conditions are no more favorable to such lending Member than those that would be agreed to in an orderly transaction with a willing, unaffiliated lender in an arm’s-length transaction.

Before accepting any loan from a Member, the Manager shall deliver to each Member a written notice (the “Requested Member Loan Notice”), which shall include (i) the aggregate amount of loan being sought by the Manager on behalf of the Company and the respective Member’s share thereof (which shall be calculated assuming each Member will participate fully and pro rata based on the Optional Capital Contribution Percentage of such Member), (ii) the date by which such Member loans are required to be funded (which date shall be no earlier than twenty (20) Business Days after delivery of the Requested Member Loan Notice), (iii) the depositary institution and account of the Company into which such Member loans shall be made, and (iv) reasonable detail as to the purpose and intended use of such Member loans. Each

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

Member that elects to lend some or all of such Member’s pro rata share of the aggregate Member loans being requested (which shall be calculated assuming each Member will participate fully and pro rata based on the Optional Capital Contribution Percentage of such Member) in accordance with this paragraph shall make its deposit, if any, by wire transfer of immediately available funds to the designated depositary institution and account of the Company on or before the date that is set forth in the Requested Member Loan Notice. If any Member elects not to make a Member loan equal to such Member’s full pro rata share of the aggregate Member loans being requested (which shall be calculated assuming each Member will participate fully based on the Optional Capital Contribution Percentage of such Member) in accordance with this paragraph, those Members that elected to participate by making Member loans in response to the Requested Member Loan Notice shall have the option, but not the obligation, to likewise increase their respective Member Loans by an additional amount equal up to at least their pro rata share (in relation to the Optional Capital Contribution Percentages of all participating Members) of the remaining amount which the Company is seeking.

ARTICLE IV

DISTRIBUTIONS AND ALLOCATIONS

4.1 Distributions.

(a) Tax Distributions. The Manager shall cause the Company to distribute to the Members an amount designed to assist the Members in satisfying their Tax liability attributable to allocations of income, gain, loss, deduction and credit of the Company in any Fiscal Year for which such an allocation is required (a “Tax Distribution”).

(i) Amount of Distribution. In determining the amount of any Tax Distribution, it shall be assumed that the items of income, gain, deduction, loss and credit in respect of the Company were the only such items entering into the computation of Tax liability of the Members for the Fiscal Year in respect of which the Tax Distribution was made and that each Member was subject to tax at the highest marginal effective rate of Federal, state and local income tax applicable to any Member, taking account of any difference in rates applicable to ordinary income, capital gains, “qualified dividend income” (as such term is defined in Section 1(h) of the Code) and any allowable deductions in respect of such state and local taxes in computing such Member’s liability for Federal income taxes. No account shall be taken of any items of deduction or credit attributable to an interest in the Company that may be carried back or carried forward from any other taxable year.

(ii) Limitations on Tax Distributions. The amount designated by the Manager as a Tax Distribution in respect of any Fiscal Year shall be computed as if any distribution made pursuant to Section 4.1(b) during such Fiscal Year were a Tax Distribution in respect of such Fiscal Year.

(iii) Determination of the Manager Conclusive. Any determination of the amount of a Tax Distribution made by the Manager pursuant to this Section 4.1(a) shall be conclusive and binding on all Members.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

(iv) Effect of Tax Distributions. Any Tax Distributions made pursuant to this Section 4.1(a) shall be considered an advance against the next distributions payable to the Members pursuant to Section 4.1(b) and shall reduce such distributions.

(v) Time for Making Tax Distributions. A Tax Distribution may be made (A) in connection with a distribution made pursuant to Section 4.1(a) in respect of the Tax liability for the Fiscal Year in which the distribution is made, (B) on or before April 15 of any year in respect of the Tax liability for the immediately preceding Fiscal Year or (C) within 30 days after a Taxing Authority adjusts the taxable income or items entering into the computation thereof, in respect of the Tax liability for the Fiscal Year for which the adjustment is made.

(b) Other Distributions.

(i) The Company shall make Distributions (x) as provided in Section 4.1(a), (y) as soon as reasonably practicable, as determined by the Manager, after a merger, consolidation, reorganization, reclassification or sale of all or substantially all of the assets of the Company and its Subsidiaries, of the proceeds of such sale realized by the Company, after payment or provision for payment of debts, liabilities and obligations of the Company, payment of expenses related to such sale and establishment of reserves for contingent liabilities, and subject to the Company’s right to use some or all of such proceeds to fund other acquisitions or for other general Company purposes, and (z) as otherwise set forth in Section 4.1(b)(ii). All Distributions made pursuant to clauses (y) and (z) of this Section 4.1(b) shall be made to the Members in the same manner as Distributions made pursuant to Section 4.1(b)(ii).

(ii) Following Start-up of the Phase I Project, the Manager shall calculate and distribute Net Cash Flow, if any, to the Members not less frequently than semi-annually. Such distribution of Net Cash Flow shall be made to the Members as follows:

(A) Prior to Start-up of any Facility Expansion, Net Cash Flow shall be distributed to the Members in accordance with their respective Sharing Percentages.

(B) Following Start-up of any Facility Expansion, Net Cash Flow shall be distributed as follows: (1) until such time as all Unrecovered Expansion Contributions for such Facility Expansion have been paid (x) the Expansion Capital Priority Return Percentage for such Facility Expansion of such Net Cash Flow shall be distributed to the Members with Unrecovered Expansion Contributions for such Facility Expansion in proportion to their respective Unrecovered Expansion Contributions for such Facility Expansion and (y) the balance of such Net Cash Flow shall be distributed to the Members in accordance with their respective Sharing Percentages; and (2) from and after the time that all Unrecovered Expansion Contributions for such Facility Expansion have been paid, all Net Cash Flow shall be distributed to the Members in accordance with their respective Sharing Percentages.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

Exhibit D attached hereto includes hypothetical examples of how Distributions under this Section 4.1(b)(ii) would be calculated.

(c) Distributions In-Kind. To the extent that the Company distributes property in-kind to the Members, then (i) the Company shall be treated as making a distribution equal to the Fair Market Value of such property for purposes of this Section 4.1, such property shall be treated as if it were sold for an amount equal to its Fair Market Value and any resulting gain or loss shall be allocated to the Members’ Capital Accounts in accordance with Section 4.2 through Section 4.4, and (ii) to the extent that each Member is entitled to any such distribution in accordance with the foregoing clause (i) and to the extent that such property is so divisible, such property shall be distributed among the Members in the same manner as Distributions made pursuant to Section 4.1(b)(ii). Except as otherwise provided below: (x) no Member shall have the right to require any distribution of any assets of the Company to be made in cash or in kind; and (y) any Member entitled to any interest in any assets to be distributed in kind shall receive separate assets of the Company and not an interest as a tenant in common with other Members entitled to any asset being distributed in kind. Notwithstanding anything herein to the contrary, no Frontier Defined Assets shall be distributed in kind to any Member or otherwise sold or transferred by the Company without the prior written consent of the Frontier Designee.

(d) Casualty and Condemnation Proceeds. Notwithstanding anything herein to the contrary, if, following any casualty or condemnation, the Manager elects not to restore the Facility, the Net Cash Flow attributable to all casualty or condemnation proceeds shall be distributed to the Members pro rata in accordance with their respective Sharing Percentages in the same manner as Distributions made pursuant to Section 4.1(b)(ii).

4.2 General Application. The rules set forth below in this Article IV shall apply for the purposes of determining each Member’s general allocable share of the items of income, gain, loss or expense of the Company comprising Net Income or Net Loss of the Company for each Fiscal Year, determining special allocations of other items of income, gain, loss and expense, and adjusting the balance of each Member’s Capital Account to reflect the aforementioned general and special allocations. For each Fiscal Year, the special allocations in Section 4.4 shall be made immediately prior to the general allocations of Section 4.3.

4.3 Allocations.

(a) Net Income. Net Income for each Fiscal Year is to be allocated to the Capital Accounts of the Members in the order and priority provided in this Section 4.3(a).

(i) Reverse Residual Net Loss. First, to the Members who previously have been allocated amounts of Net Loss under, or as provided in, Section 4.3(b)(iii), if any, in an amount equal to the excess, if any, of the aggregate amount of Net Loss allocated to each Member under, or as provided in, Section 4.3(b)(iii) for all prior Fiscal Years, over the aggregate amount of Net Income allocated to each Member under, or as provided in, this Section 4.3(a)(i) for all prior Fiscal Years;

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

(ii) Reverse Losses under Section 4.3(b)(ii). Second, to the Valero Member, to the extent that the Valero Member has previously been allocated an amount of Net Loss under, or as provided in, Section 4.3(b)(ii), in an amount equal to the excess, if any, of the aggregate amount of Net Loss allocated to the Valero Member under, or as provided in, Section 4.3(b)(ii) for all prior Fiscal Years, over the aggregate amount of the Net Income allocated to the Valero Member under, or as provided in, this Section 4.3(a)(ii) for all prior Fiscal Years;

(iii) Residual Net Income. The balance of Net Income to the Members in the same ratio as Distributions are made pursuant to Section 4.1(b)(ii); and

(iv) Tax Credits. Notwithstanding Section 4.3(a)(i), (ii) or (iii), above, all tax credits, whether federal or state, shall be allocated entirely to the Valero Member prior to the Flip Date and thereafter among the Members in the same ratio as Distributions are made pursuant to Section 4.1(b)(ii); provided that all investment tax credits related to a Facility Expansion shall be allocated among the Members in proportion to the respective aggregate Capital Contributions of the Members used to fund such Facility Expansion.

(b) Net Loss. Net Loss for each Fiscal Year is to be allocated to the Capital Accounts of the Members in the order and priority provided in this Section 4.3(b).

(i) Chargeback of Residual Net Income. First, to the Members who previously have been allocated amounts of Net Income under, or as provided in, Section 4.3(a)(iii), if any, in an amount equal to the excess, if any, of the aggregate amount of Net Income allocated to each Member under, or as provided in, Section 4.3(a)(iii) for all prior Fiscal Years, over the aggregate amount of the Net Loss allocated to each Member under, or as provided in, this Section 4.3(b)(i) for all prior Fiscal Years;

(ii) Reduction of Unrecovered Amount of Valero Member’s Capital Contributions. Second, until the aggregate amount of Net Loss allocated to the Valero Member under, or as provided in, this Section 4.3(b)(ii) equals the unrecovered amount of the Valero Member’s Capital Contributions, determined as of the last day of that Fiscal Year; and

(iii) Residual Net Loss. The balance of Net Loss to the Members in the same ratio as Distributions are made pursuant to Section 4.1(b)(ii).

(iv) Depreciation. Notwithstanding Section 4.3(b)(i), (ii) or (iii), all items of depreciation shall be allocated entirely to the Valero Member prior to the Flip Date and thereafter among the Members in accordance with their respective Sharing Percentages; provided that items of depreciation related to a Facility Expansion shall be allocated among the Members in proportion to the respective aggregate Capital Contributions of the Members used to fund such Facility Expansion.

(c) Loss Limitation. Notwithstanding anything to the contrary in this Section 4.3, the amount of items of Company expense and loss allocated pursuant to this Section 4.3 to any Member shall not exceed the maximum amount of such items that can be so allocated without causing such Member to have an Adjusted Capital Account Deficit at the end

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

of any Fiscal Year, unless each Member would have an Adjusted Capital Account Deficit. All such items in excess of the limitation set forth in this Section 4.3(c) shall be allocated first, to Members who would not have an Adjusted Capital Account Deficit, pro rata, in proportion to their Capital Account balances, adjusted as provided in clauses (a) and (b) of the definition of Adjusted Capital Account Deficit, until no Member would be entitled to any further allocation.

(d) Intent of Allocations. For the avoidance of doubt, the Members intend that the foregoing allocation provisions referencing back to Section 4.1(b)(ii) shall be read to be an allocation of Net Income and/or Net Loss, as applicable, in lieu of a Distribution of Net Cash Flow.

4.4 Special Allocations. The following special allocations shall be made in the following order:

(a) Minimum Gain Chargeback. In the event that there is a net decrease during a Fiscal Year in either Company Minimum Gain or Member Nonrecourse Debt Minimum Gain, then notwithstanding any other provision of this Article IV, each Member shall receive such special allocations of items of Company income and gain as are required in order to conform to Regulations Section 1.704-2.

(b) Qualified Income Offset. Subject to Section 4.4(a), but notwithstanding any other provision of this Article IV, items of income and gain shall be specially allocated to the Members in a manner that complies with the ”qualified income offset” requirement of Regulations Section 1.704-1(b)(2)(ii)(d)(3).

(c) Deficit Capital Accounts Generally. In the event that a Member has a deficit Capital Account balance at the end of any Fiscal Year which is in excess of the sum of (i) the amount such Member is then obligated to restore pursuant to this Agreement, and (ii) the amount such Member is then deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5), respectively, such Member shall be specially allocated items of Company income and gain (consisting of a pro rata portion of each item of income and gain of the Company for such Fiscal Year in accordance with Regulations Section 1.704-1(b)(2)(ii)(d)) in an amount of such excess as quickly as possible, provided that any allocation under this Section 4.4(c) shall be made only if and to the extent that a Member would have a deficit Capital Account balance in excess of such sum after all allocations provided for in this Article IV have been tentatively made as if this Section 4.4(c) were not in this Agreement.

(d) Deductions Attributable to Member Nonrecourse Debt. Nonrecourse Deductions shall be specially allocated to the Members in the manner in which they share the economic risk of loss (as defined in Regulations Section 1.752-2) for Member Nonrecourse Debt.

(e) Allocation of Nonrecourse Deductions. Each Nonrecourse Deduction of the Company shall be specially allocated among all Members in proportion to their respective interest in the Company.

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The allocations pursuant to Sections 4.4(a), 4.4(b) and 4.4(c) shall be comprised of a proportionate share of each of the Company’s items of income or gain. The amounts of any Company income, gain, loss or deduction available to be specially allocated pursuant to this Section 4.4 shall be determined by applying rules analogous to those set forth in subparagraphs (a) through (e) of the definition of Net Income and Net Loss.

4.5 Allocation of Nonrecourse Liabilities. For purposes of determining each Member’s share of Nonrecourse Liabilities, if any, of the Company in accordance with Regulations Section 1.752-3(a)(3), the Members’ interests in Company profits shall be determined in the same manner as prescribed by Section 4.4(e).

4.6 Transfer of Interest. In the event of a Transfer of all or part of a Membership Interest or interest in the Company (in accordance with the provisions of this Agreement) at any time other than the end of a Fiscal Year, or the admission of an Additional Member pursuant to Section 3.5, the shares of items of Company Net Income or Net Loss and specially allocated items allocable to the Membership Interest or interest Transferred shall be allocated between the Transferor and the Transferee in a manner determined by the Manager in its sole discretion that is not inconsistent with the applicable provisions of the Code and Regulations.

4.7 Tax Allocations.

(a) Section 704(b) Allocations.

(i) Each item of income, gain, loss, deduction or credit for Federal income tax purposes that corresponds to an item of income, gain, loss or expense that is either taken into account in computing Net Income or Net Loss or is specially allocated pursuant to Section 4.4 (a “Book Item”) shall be allocated among the Members in the same proportion as the corresponding Book Item is allocated among them pursuant to Section 4.3 or Section 4.4.

(ii) (A) If the Company recognizes Depreciation Recapture (as defined below) in respect of the sale of any Company asset:

(I) the portion of the gain on such sale which is allocated to a Member pursuant to Section 4.3 or Section 4.4 shall be treated as consisting of a portion of the Company’s Depreciation Recapture on the sale and a portion of the Company’s remaining gain on such sale under principles consistent with Regulations Section 1.1245-1; and

(II) if, for Federal income tax purposes, the Company recognizes both “unrecaptured Section 1250 gain” (as defined in Section 1(h) of the Code) and gain treated as ordinary income under Section 1250(a) of the Code in respect of such sale, the amount treated as Depreciation Recapture under Section 4.7(a)(ii)(A)(I) shall be comprised of a proportionate share of both such types of gain.

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(B) For purposes of this Section 4.7(a)(ii), “Depreciation Recapture” means the portion of any gain from the disposition of an asset of the Company which, for Federal income tax purposes (i) is treated as ordinary income under Section 1245 of the Code, (ii) is treated as ordinary income under Section 1250 of the Code or (iii) is “unrecaptured Section 1250 gain” as such term is defined in Section 1(h) of the Code.

(b) Section 704(c) Allocations. In the event any property of the Company is credited to the Capital Account of a Member at a value other than its tax basis (whether as a result of a contribution of such property or a revaluation of such property pursuant to subdivision (b) of the definition of “Gross Asset Value”), then allocations of taxable income, gain, loss and deductions with respect to such property shall be made in a manner which will comply with Section 704(b) and Section 704(c) of the Code and the Regulations thereunder. The Company, in the reasonable discretion of the Manager, after consultation with the Frontier Member, may make, or not make, “curative” or “remedial” allocations (within the meaning of the Regulations under Section 704(c) of the Code) including, but not limited to:

(i) “curative” allocations which offset the effect of the “ceiling rule” for a prior Fiscal Year (within the meaning of Regulations Section 1.704-3(c)(3)(ii)); and

(ii) “curative” allocations from dispositions of contributed property (within the meaning of Regulations Section 1.704-3(c)(3)(iii)(B)).

(c) Tax Items Allocable to Particular Members. If the Company is required to recognize items of income, gain, deduction or loss for tax purposes that is attributable to a particular Member, such items shall be allocated to such Member.

The tax allocations made pursuant to this Section 4.7 shall be solely for tax purposes and shall not affect any Member’s Capital Account or share of non-tax allocations or distributions under this Agreement.

4.8 Calculation of Calculated Amount.

(a) Tracking Progress. The Manager shall calculate at least quarterly whether the Calculated Amount has equaled zero, and will send to the Members, within forty-five (45) days after the end of each Fiscal Quarter in which the Calculated Amount did not equal zero, and within ten (10) Business Days following any request by a Member, a report showing where it believes the Valero Member is in relation to the Calculated Amount.

(b) Notice of Date. The Manager shall notify the Members in writing (i) within forty five (45) days following the Fiscal Quarter in which it concludes the Calculated Amount has equaled zero and the Flip Date has occurred or (ii) at least thirty (30) days before making any liquidating distributions, in connection with a liquidation of the Company pursuant to Section 9.1, if it concludes that the Calculated Amount will equal zero, as a consequence of the liquidating distributions. The notice will include the Manager’s calculations and, in the case of a notice delivered in connection with a liquidation, the allocations and distributions that the Manager proposes to make to the Members under Section 9.1 in light of the calculation. Each Member shall have the right to confirm the Manager’s determination of when the Flip Date has occurred.

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(c) Calculation Conventions. The Manager shall use the following assumptions and conventions (collectively, the “Tax Assumptions”) to calculate the Calculated Amount:

(i) It will assume that the Tax Assumptions are correct, unless they are incorrect as a result of breach of a representation or covenant by a Member. In all other respects, items of taxable income, loss, gain, credit and deduction of the Company for any taxable period will be calculated based on the amounts actually allocated in accordance with the United States federal income tax accounting methods and tax elections actually used with respect to such period by the Company in the preparation of its United States federal income tax reports and returns, or as adjusted on any amended return or as a result of a United States federal income tax audit.

(ii) Each Member will be assumed to have owned its Membership Interest since the Effective Date.

(iii) The items of taxable income, loss, gain, credit and deduction of the Company will be treated as earned ratably during the Fiscal Year with the result that each Member’s allocated share of the Taxes with respect to such income, gain, losses, credit and deductions will be treated as having been paid or received by such Member in four (4) equal installments on the respective estimated tax payment dates during the tax year for a corporate taxpayer with the tax year end of such Member. For the avoidance of doubt, and consistent with the preceding sentence, in the Fiscal Year in which the Flip Date occurs, the taxable income, gain, loss, credit or deduction allocated to the Members for any periods prior to the Flip Date will be allocated ratably to each of the four estimated tax payment dates during the Fiscal Year, and the post-Flip Date amounts will be treated similarly.

(iv) United States federal income tax benefits and United States federal income tax detriments will be calculated using the applicable United States federal income tax rate. State of Michigan income tax benefits and State of Michigan income tax detriments will be calculated using the effective State of Michigan income tax rate.

(v) Each Member will be assumed to be able to fully and immediately use the United States federal and State of Michigan income tax benefits it is allocated by the Company to offset any current or future United States federal and State of Michigan income tax or gain (including gain under Section 731(a) of the Code) allocated to it by the Company, subject to the same timing described in Section 4.8(c)(iii).

(vi) In calculating depreciation for any Fiscal Quarter, the Manager will estimate the total depreciation for the applicable Fiscal Year and divide such amount by four (4).

(d) End-of-Year True Up. If there is any difference in the items of taxable income, loss, gain, credit and deduction for the period through when the Flip Date was assumed

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to have occurred and was reported by the Company on the United States federal income Tax return the Company files for the Fiscal Year in which the Manager concluded that the Calculated Amount equaled zero compared to such items used to calculate when the Calculated Amount actually equaled zero, then the Manager shall recalculate when the Flip Date was reached and send a new notice to the Members, but only take into account in the recalculation differences that are not explained by inaccuracy of the Tax Assumptions (unless they are incorrect as a result of breach of a representation or covenant by a Member) or the calculation assumptions and conventions in Section 4.8(c). The Manager shall also calculate the shortfall in or excess Distributions, in present-value terms, that the Members failed to receive or received as a consequence of the earlier miscalculation (the “Cash Difference”). Once the revised calculation becomes final, the Distributions made pursuant to Section 4.1(b)(ii) will be adjusted to provide the maximum amount of distributions to the Members to correct, on a present-value basis, the Cash Difference. The revised Distributions made pursuant to Section 4.1(b)(ii) will remain in effect until the Cash Difference has been eliminated.

(e) Curative Flip Allocations. If, after filing the United States federal income Tax return for the year in which the Manager concluded that the Calculated Amount equaled zero, there is a change in the items of taxable income, loss, gain, credit and deduction the Company reported, for the period through the end of the month in which the Flip Date was assumed to have occurred for reasons other than inaccuracy of the Tax Assumptions (unless they are incorrect as a result of breach of a representation or covenant by a Member) or the calculation assumptions and conventions in Section 4.8(c), and the Company has not yet made liquidating distributions under Section 9.2, then there will be a “Curative Flip Allocation.” The Manager shall determine the amount by which the Calculated Amount is greater than zero through the date the Company made a Distribution under Section 4.1. The Distributions made pursuant to Section 4.1(b)(ii) will be adjusted for subsequent allocations and distributions to the maximum extent necessary to cause the Calculated Amount to equal zero. Such change in the Distributions made pursuant to Section 4.1(b)(ii) shall remain in effect until, and to the extent necessary so that, the Calculated Amount shall equal zero. The Calculated Amount will be calculated using the Tax Assumptions (unless they are incorrect as a result of breach of a representation or covenant a Member) and the calculation assumptions and conventions in Section 4.8(c).

4.9 Unadmitted Assignees. For purposes of the allocations and distributions in this Article IV, the term “Member” shall include any Unadmitted Assignee.

4.10 Distributions Not to be Made in Accordance with Capital Accounts. For the avoidance of doubt, Capital Accounts shall not be used for purposes of determining distributions of Net Cash Flow, distributions in liquidation or other distributions. More specifically, it is the intent of Frontier Member and the Valero Member that both parties will receive distributions of the Grant Amount (both the Frontier Non-Credited Grant Amount and the Frontier Credited Grant Amount) in accordance with the applicable Sharing Percentage during the operation of the Company and/or upon liquidation of the Company, as the case may be (other than a liquidation prior to Start-up, in which case the Pre-Start-up Liquidation Ratio shall be used for liquidating Distributions).

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ARTICLE V

RIGHTS AND DUTIES OF MEMBERS

5.1 Power and Authority of Members. Unless delegated such power in accordance with Section 6.4, no Member shall, in its capacity as such, have the authority or power to act for or on behalf of the Company in any manner, to do any act that would be (or could be construed as) binding on the Company, or to make any expenditures on behalf of the Company, and the Members hereby consent to the exercise by the Manager of the powers and rights conferred on it by Applicable Law and by this Agreement.

5.2 Liabilities of Members. Except as otherwise required by Applicable Law or as expressly set forth in this Agreement, no Member shall have any personal liability whatsoever in such Member’s capacity as a Member, whether to the Company, to any of the other Members, to the creditors of the Company or to any other third party, for the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise (including those arising as member, owner or shareholder of another company, partnership or entity). Notwithstanding the prior sentence, the parties hereto acknowledge that, under the Delaware Act, a member of a Delaware limited liability company may, under certain circumstances, be required to return amounts previously distributed to such member. It is the intent of the Members that no Distribution to any Member pursuant to Article IV or Article IX shall be deemed to constitute money or other property paid or distributed in violation of the Delaware Act, and the Members agree that each such Distribution shall constitute a compromise of the Members within the meaning of Section 18-502(a) of the Delaware Act, and that the Member receiving such Distribution shall not be required to return to any Person any such money or property. If, however, any court of competent jurisdiction holds that, notwithstanding the provisions of this Agreement, any Member is obligated to make any such payment, such obligation shall be the obligation of such Member and not of any other Member.

5.3 Business Opportunities and Conflicts of Interest.

(a) The Members acknowledge and agree that the Members and Manager, and their respective Affiliates, are engaged in activities other than the Business, and, subject to compliance with the O&M Agreement, and subject to Section 5.3(d) below, that the Members and Manager and their respective Affiliates shall not be expected or required to devote their full-time to the management of the Company. Except as may be expressly restricted in Section 5.3(d) below or any written agreement between the Company and such party, (i) the relationship between the Company and any Member or Manager (or Affiliate thereof) shall not in any way act as a restraint on the other present or future business activities or investments of any Member or Manager or any of their respective Affiliates, and (ii) a Member or Manager (and their respective Affiliates) may engage in any business or activity and neither the Company nor any Member shall have any right, title or interest in or to any such business or entity. Without limiting the generality of the foregoing and except as required by Section 5.3(d) below or Applicable Law or under a written agreement, none of the Members or Manager (or their respective Affiliates) are obligated and bound to offer and present to the Company any business, activity, or opportunity (an “Opportunity”) presented or offered to a Member or Manager (or any of their Affiliates) as a prerequisite to the pursuit, acquisition of or investment in such Opportunity by any such Member or Manager (or an Affiliate thereof), directly or indirectly, for

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his, her or its account or the account of others. Any such Opportunity may be undertaken with or without notice to or participation therein by the Company or the Members. Each Member and the Company hereby waives any right or claim that such Member or the Company may have against the other Member or any Manager (or Affiliate thereof) with respect to any such Opportunity or the income or profits therefrom.

(b) The Members expressly acknowledge and agree that none of the Members or Manager shall have any liability to the Company or any Member in connection with, arising from or related to the pursuit of any Opportunity. The Members agree that to the maximum extent permitted by the Delaware Act, no Member (as a Member or otherwise) or Manager shall have any fiduciary, quasi-fiduciary or other duty to the Company or any Member or owe any duty of loyalty to the Company, except as expressly provided in this Agreement, including Section 11.1 hereof, or as may be required by the Delaware Act. Subject to the Delaware Act and this Agreement, each Member (as a Member or otherwise) may act in its sole self-interest and each Manager may act in the sole self-interest of its respective designating Member. A Member shall be deemed to have complied with its duty of good faith and fair dealing with respect to the Company, if applicable, so long as it has complied with this Agreement.

(c) The duties, obligations and other responsibilities of each Member to the Company and the other Member (whether express or implied, created by this Agreement, by Applicable Law or otherwise) are the duties, obligations and responsibilities of the individual Members and not of their Affiliates. The existence of the Company does not create any duties, obligations or other responsibilities of any Member’s Affiliate to any other Member. To the extent that this Agreement requires any Affiliate of any Member to take any action or refrain from taking any action, such Member agrees to use its best efforts to cause such Affiliate to take such action or refrain from taking such action, as applicable. Notwithstanding anything to the contrary in this Agreement, no Member shall take any action indirectly through any of its Affiliates or otherwise that such Member is prohibited from taking directly herein.

(d) Notwithstanding anything herein to the contrary, for so long as Frontier Renewable Resources, LLC, a Delaware limited liability company, or its Permitted Transferee is a Member of the Company, neither the Valero Member, the Valero Parent or any Affiliate of the Valero Member or the Valero Parent (each, a “Valero Restricted Party”) may develop, own, lease, acquire, operate or otherwise directly or indirectly participate in any undertaking for the production of cellulosic ethanol and associated by-products and co-products from Feedstock, as defined in the Technology License Agreement, located within a radius of one hundred fifty (150) miles from the Facility; provided, however, that the foregoing shall not apply to (i) any acquisition by any Valero Restricted Party of any Membership Interest or any other direct or indirect participation by any Valero Restricted Party in the Company, whether as a Member, Manager or otherwise; or (ii) investments in shares of stock or other equity interests of a corporation or other entity traded on a national securities exchange or on the national over-the-counter market which shall constitute less than five percent (5%) of the outstanding shares of such stock or other equity interests of such corporation or entity. The Valero Parent is joining in the execution of this Agreement for purposes of acknowledging and agreeing to the terms of this paragraph.

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5.4 Books and Records. The Company shall keep (i) correct and complete books and records of account, in which shall be entered all transactions and other matters relative to the Business, (ii) minutes of the proceedings of meetings of the Members and the Executive Committee and the resolutions of the Manager, if any, (iii) a current list of the members of the Executive Committee, the Manager and Officers and their residence addresses, and (iv) and a record containing the names and addresses of all Members, the Sharing Percentage of each Member, and the dates when they respectively became the owners thereof. Any of the foregoing books, minutes or records may be in written form or in any other form capable of being converted into written form within a reasonable time. Any Member, in person or by attorney or other agent, shall have the right during the usual hours for business to inspect such books, minutes and records, and to make copies of extracts therefrom. Any Member, itself or by agent, shall have the right to audit the Company’s books and records. The Company’s books and records shall be prepared in accordance with GAAP consistent with the standards and policies required by the accounting staff of the SEC for a public company that is required to comply with the Sarbanes-Oxley Act of 2002 as an “accelerated filer” or a “large accelerated filer” as such terms are defined in the regulations of the Exchange Act.

5.5 Meetings of Members.

(a) Meetings. Meetings of the Members may be called for any purpose and may be held at such time and place, within or without the State of Delaware, as shall be stated in a notice of meeting or in a duly executed waiver of notice thereof. Such meetings may be called at any time by the Manager.

(b) Notice. Whenever Members (or any class of Members) are required or permitted to take action at a meeting, written or printed notice stating the place, date, time and, in the case of special meetings, the purpose or purposes, of such meeting, shall be given to each Member entitled to vote at such meeting and to each Manager, in each case not less than two nor more than thirty (30) Business Days before the date of the meeting.

(c) Waiver of Notice. Attendance of a Member at a meeting shall constitute a waiver of notice of such meeting, except when the Member attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. A written waiver of notice, signed by the Member or Members entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to notice.

(d) Vote Required. The affirmative vote of the Members constituting a Majority Interest shall be the act of the Members, unless the question is one upon which by express provisions of this Agreement a different vote is required, in which case such express provision shall govern and control the decision of such question.

(e) Proxies. Each Member entitled to vote at a meeting of Members or any class of Members or to express consent or dissent to any action in writing without a meeting may authorize another person or persons to act for such Member by written proxy executed by such Member and setting forth the date of execution, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. At each meeting of

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Members or any class of Members, and before any voting commences, all proxies filed at or before the meeting shall be submitted to and examined by the Manager or a person designated by the Manager, and no Membership Interest may be represented or voted under a proxy that has been found to be invalid or irregular after the owner of such Membership Interest has had a reasonable opportunity to cure any defect.

(f) Action by Written Consent. Any action required to be taken at any annual or special meeting of Members, or at any meeting of any class of Members, or any action that may be taken at any annual or special meeting of such Members or class of Members, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken and bearing the dates of signature of the Members who signed the consent or consents, shall be signed by Members holding not less than the Required Interest that would be necessary to authorize or take such action at a meeting at which all Members entitled to vote thereon were present and voted, and shall be delivered to the Company by delivery to the Company’s principal place of business, or an Officer or agent of the Company having custody of the book or books in which proceedings of meetings of the Members are recorded. If action is so taken without a meeting by less than unanimous written consent of the Members or of any class of Members, a copy of such written consent shall be delivered promptly to all Members or all Members of such class who have not consented in writing or whose consent was given pursuant to a proxy. Any action taken pursuant to such written consent or consents of the Members or any class of Members shall have the same force and effect as if taken by the Members at a meeting of the Members or such class of Members.

(g) Record Dates. For purposes of determining the Members entitled to notice of or to vote at a meeting of Members or any class of Members or to give written consent without a meeting, the Manager may, but shall not be required to, set a record date, which shall not be less than two nor more than thirty Business Days before (i) the date of the meeting or (ii) in the event that approvals are sought without a meeting, the date by which Members are requested in writing by the Manager to give such approvals.

(h) Minutes. The minutes of each meeting of the Members shall include the names of all persons present and any determination made by the Members thereat. The minutes of each meeting shall be deemed to be correct as and when approved by the applicable Members. The minutes of each meeting shall be voted upon for approval by the Members no later than at the next succeeding meeting; provided that only the Members who were present at the meeting to which such minutes relate shall be entitled to vote on the approval or correction thereof.

5.6 Approval Rights of Members. Notwithstanding anything to the contrary contained in this Agreement, the approval of a Required Interest shall be required in order to:

(a) authorize any amendment to the Certificate, this Agreement, the Valero Agreements or the Frontier Agreements;

(b) authorize the election or removal of the Manager;

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(c) enter into a merger, conversion, consolidation, reorganization, reclassification or sale of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole, other than in accordance with Sections 10.1, 10.2 or 10.3;

(d) subject to repurpose rights set forth in the Technology License Agreement, change in any material respect the Business or enter into any new line of business not within the scope of the Business;

(e) admit any Additional Member, pursuant to Section 3.4, or any Substituted Member, pursuant to Section 8.3;

(f) except as provided in Sections 3.2 or 3.3, issue or grant any right to acquire any Membership Interest, or any rights, options, or warrants to purchase a Membership Interest, or any securities convertible into a Membership Interest;

(g) grant any mortgage, security interest or other lien on any asset(s) of the Company or any Subsidiary which, when taken together with all other mortgages, security interests and other liens on assets of the Company or any Subsidiary, would exceed Ten Million Dollars ($10,000,000);

(h) except for sales of biofuel or co-products or byproducts thereof, sell, lease or otherwise transfer any assets of the Company or any Subsidiary in a single transaction or series of transactions which have an aggregate cost or Fair Market Value of Ten Million Dollars ($10,000,000) or more;

(i) enter into, amend or terminate any Major Contracts;

(j) hire any employees for the Company or any Subsidiary (the parties acknowledging the intent that (i) all persons employed at the Facility or otherwise are anticipated to be employees of Valero Parent or one of Valero Parent’s Affiliates under the Construction Management Agreement or the O&M Agreement or otherwise provided through independent contractors and (ii) the Frontier Member does not have approval or veto rights regarding hiring of Valero Parent employees or employees of a Valero Parent Affiliate);

(k) acquire, on behalf of the Company or any Subsidiary, (i) additional real property or (ii) assets in a single transaction or series of transactions that have an aggregate cost or Fair Market Value of Ten Million Dollars ($10,000,000) or more (except, in the case of this clause (ii), assets required to replace materials and equipment in the ordinary course of business or in the case of a Facility Expansion);

(l) enter into any transaction with any Member, any Affiliate of any Member, or any of the officers, managers or majority members of any Member or Affiliate of any Member;

(m) amend in any material respect any insurance coverage contemplated by the Insurance Program;

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(n) redeem, or agree to redeem, any Membership Interest, other than in accordance with Section 10.1, 10.2 or 10.3;

(o) make any investment in the debt or securities of any other Person;

(p) dissolve the Company or any Subsidiary, except as expressly permitted by Section 9.1(b), 9.1(c), 9.1(d), 9.1(e), 9.1(f), 10.9(b) or 10.9(c);

(q) grant compensation (including, without limitation, bonuses, fringe benefits, etc.) to any officer of the Company or any Subsidiary;

(r) determine the Fair Market Value of any non-cash assets contributed by a Member, or to be distributed to a Member, or included in any proposed transfer of an Offered Interest pursuant to Section 10.1(b), or otherwise, if the Manager reasonably determines that the Fair Market Value of such assets may exceed One Hundred Thousand Dollars ($100,000.00);

(s) take action on behalf of the Company or any Subsidiary with respect to any material litigation, dispute, or proceeding (including, without limitation, settlement thereof) in which the Valero Member, the Valero Parent or any Affiliate of the Valero Member or the Valero Parent has a conflict of interest (e.g., a lawsuit involving ethanol in which both the Company and the Valero Parent are defendants);

(t) amend or modify the Project Execution Plan in any material respect prior to Start-up of the Phase I Project; or

(u) approve any other program or cooperative agreement entered into with respect to Grant Amounts.

The Members hereby acknowledge and agree that the determination of a Required Interest as to whether to consent to any of the actions described in this Section 5.6 shall be made (i) in the sole discretion of the Members constituting a Required Interest, respectively, acting in their own best interests and (ii) without regard to any fiduciary duty of the Manager.

ARTICLE VI

MANAGEMENT OF THE COMPANY

6.1 Manager.

(a) Appointment of Manager. The Company shall have one (1) manager (the “Manager”). The Manager shall be appointed in accordance with Section 5.6(b); provided, however, that the initial Manager shall not require election pursuant to Section 5.6(b) and shall be the Valero Member or its designated Affiliate. The Manager shall hold office until a successor is duly elected and qualified or until its earlier dissolution, resignation, or removal as provided in this Agreement. The Manager may resign at any time by giving written notice to the Members. The resignation of the Manager shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

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(b) Powers. The business and affairs of the Company shall be managed by or under the direction of the Manager, except as otherwise expressly provided in this Agreement. Subject to the approval rights set forth in Section 5.6 and elsewhere in this Agreement, the Manager shall have the power on behalf and in the name of the Company to carry out any and all of the objects and purposes of the Company contemplated by this Agreement and to perform all acts which the Manager may deem necessary or advisable in connection therewith, including the following:

(i) authorize any Distribution contemplated by Section 4.1(b)(i);

(ii) appoint or remove any Officers or any employees of the Company;

(iii) enter into, execute, amend, and perform any and all agreements, contracts, documents, certifications, and instruments binding the Company as may be necessary or convenient in connection with the ownership, management, maintenance, and operation of Company property;

(iv) execute, in furtherance of any or all of the purposes of the Company, any lease, bill of sale, contract, or other instrument purporting to convey or encumber the real or personal property of the Company;

(v) sell, transfer, exchange, or otherwise dispose of the assets of the Company;

(vi) establish reserves for working capital and for taxes, insurance, debt service, repairs, replacements or renewals, or other costs and expenses incident to the ownership of Company property and for other such purposes as the Manager deems appropriate under the circumstances from time to time;

(vii) have the Company’s direct expenses billed directly to and paid by the Company;

(viii) pay all taxes, charges, and assessments against the Company and its property;

(ix) open, maintain, and close bank accounts, designate and change signatories on such accounts, and draw checks and other orders for the payment of monies;

(x) settle claims, to prosecute, defend, and settle lawsuits, and to handle all matters with governmental agencies;

(xi) deposit Company funds that, from time to time, are not required for the operation of the business of the Company in interest bearing bank, brokerage or money market fund accounts or to purchase commercial paper, treasury bills, or other short-term instruments or interests as the Manager deems necessary, appropriate, or advisable;

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(xii) engage consultants, accountants, attorneys, managers, and any and all other agents and assistants, both professional and non-professional, as the Manager may deem necessary, appropriate, or advisable in furtherance of the purposes of the Company, and to compensate such Persons for services rendered;

(xiii) collect all sums due the Company;

(xiv) prepare and file all Company tax returns and make all elections for the Company thereunder;

(xv) possess Company property or assign, pledge, or grant a security interest in and/or a deed of trust with respect to any Company property;

(xvi) subject to Section 5.6(m), purchase such insurance as the Manager, in its sole discretion, may determine;

(xvii) borrow monies or otherwise commit the credit of the Company for Company purposes, to make voluntary prepayments on or extensions of debt, and, in connection with any such indebtedness, mortgage, pledge or otherwise encumber all or any portion of the Company’s property and assets;

(xviii) take such actions, including delegation or exercise of authority, as set forth in any Frontier Agreement or any Valero Agreement; and

(xix) take any and all other action that the Manager deems necessary, appropriate, or desirable in furtherance of the purposes of the Company and this Agreement to the extent not inconsistent with Section 5.6.

(c) Compensation of Manager. The Manager shall not receive any stated fees from the Company or any of its Subsidiaries for its services as Manager; provided however, that nothing herein contained shall be construed to preclude the Manager from serving the Company or any of its Subsidiaries in any other capacity and receiving compensation therefor (as and to the extent permitted by this Agreement or any Valero Agreement).

6.2 Executive Committee.

(a) General. An executive committee consisting of certain representatives of the Members (the “Executive Committee”) is hereby established by the Company. The primary purpose of the Executive Committee is to give certain Members the right, through their designees on such committee, to provide advisory guidance to the Manager in connection with the business and affairs of the Company. Notwithstanding anything to the contrary contained herein, members of the Executive Committee in their capacities as such will not be deemed to be managers of the Company for purposes of this Agreement or the Delaware Act.

(b) Qualifications. Each member of the Executive Committee shall be a natural person. A member of the Executive Committee need not be a resident of the State of Delaware, a Member or a manager of the Company.

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(c) Number. The Executive Committee shall initially be composed of three (3) voting members and one (1) non-voting member. The number of members of the Executive Committee may be increased or decreased from time to time by the affirmative vote of a Required Interest, but no decrease shall have the effect of shortening the term of any incumbent member of the Executive Committee.

(d) Valero Designees. The Valero Member shall be entitled to designate two (2) persons to serve as voting members on the Executive Committee (the “Valero Designees”) for so long as the Valero Member is the holder of a Majority Interest; and if the Valero Member is no longer the holder of a Majority Interest, the Valero Member shall be entitled to designate one (1) person to serve as a voting member of the Executive Committee and one (1) person to serve as a non-voting member of the Executive Committee. The initial Valero Designees are George Stutzmann and Jim Gillingham, each of whom shall commence to serve on the Executive Committee as of the date hereof.

(e) Frontier Designees. For so long as the Frontier Member remains a Member, the Frontier Member shall be entitled to designate one (1) person to serve as a voting member on the Executive Committee (the “Frontier Designee”) and one person to serve as a non-voting member of the Executive Committee. The initial Frontier Designee is William J. Brady, who shall commence to serve on the Executive Committee as of the date hereof. The initial non-voting member of the Executive Committee designated by Frontier is Stephen J. Hicks, who shall commence to serve on the Executive Committee as of the date hereof.

(f) Vacancies. If any member of the Executive Committee designated by a party (the “Designating Party”) pursuant to paragraph (d) or (e) above (each, an “Executive Committee Designee”) shall cease to serve as a member of the Executive Committee for any reason, the vacancy resulting thereby shall be filled by another individual to be designated by the Designating Party.

(g) Removal. No Executive Committee Designee shall be removed from office without the consent of the applicable Designating Party; provided, however, that if a party is no longer entitled to appoint an Executive Committee Designee or Designees pursuant to paragraph (d) or (e) above, the members of the Executive Committee other than those appointed by such party shall be entitled to remove the Executive Committee Designee or Designees appointed by such party with or without cause. Any Executive Committee Designee may be removed from office at any time, with or without cause, if the Designating Party delivers to the Executive Committee a written notice requesting the removal of such Executive Committee Designee.

(h) Resignation. A member of the Executive Committee may resign from the Executive Committee at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, or, if no time is specified, at the time of its receipt by the Executive Committee. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

(i) Place of Meetings. Meetings of the Executive Committee will be held at such places, either within or without the State of Delaware, as may be specified by the person calling the meeting. In the absence of specific designation, meetings of the Executive Committee shall be held at the principal office of the Company.

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(j) Meetings. Meetings of the Executive Committee shall be held quarterly, on such date and at such time and place as may be determined by the Manager, to review (i) progress of any projects (including construction of the Phase I Project and the Project Execution Plan), (ii) unaudited financial positions and results related thereto, (iii) operational performance and issues related thereto, and (iv) any other agenda items set forth by the Manager or otherwise agreed to by the Executive Committee. Meetings of the Executive Committee shall be held at any time upon the call of the Manager or any voting member of the Executive Committee. If the Manager desires to take or authorize any action that requires Approval of the Executive Committee, the Manager shall request that the Executive Committee take action with respect thereto by so notifying the Executive Committee and describing in such notification (i) the nature of the transaction and (ii) the proposed course of action recommended by the Manager. The Manager shall deliver the notification referred to above, together with any available information that is reasonably necessary to enable the Executive Committee to consider the advisability of the proposed course of action, to the Executive Committee a reasonable period of time prior to the dates by which action is to be taken as specified therein. Notice of any such meeting shall be in writing and shall be given to each member of the Executive Committee at least two Business Days prior to the date of the meeting.

(k) Attendance at and Notice of Meetings. Attendance at a meeting of the Executive Committee shall constitute a waiver of notice of such meeting, except where a member of the Executive Committee attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting of the Executive Committee need be specified in the notice or waiver of notice of such meeting.

(l) Quorum of and Action by Executive Committee. Except as otherwise required by this Agreement, a majority of the total number of members of the Executive Committee (which must include the Frontier Designee or the person appointed by the Frontier Member to serve as a non-voting member of the Executive Committee) shall be required in order to constitute a quorum for the transaction of business at any meeting of the Executive Committee. Each voting member of the Executive Committee shall have one vote on each matter brought before the Executive Committee for consideration. Except as otherwise required by this Agreement, any matter presented to the Executive Committee for its consideration shall be deemed to have been approved and consented to by the Executive Committee if approved by a majority of the total number of voting members of the Executive Committee. Any member of the Executive Committee who is unable to participate in a meeting may designate a proxy to act in his place for purposes of such meeting.

(m) Written Consent. Any action required or permitted to be taken at any meeting of the Executive Committee may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the number of members of the Executive Committee that would be necessary to authorize or take such action at a meeting at which all members of the Executive Committee entitled to vote thereon were present and voted. If action is so taken without a meeting by less

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than unanimous written consent of the members of the Executive Committee, a copy of such written consent shall be delivered promptly to all members of the Executive Committee who have not consented in writing or whose consent was given pursuant to a proxy.

(n) Telephonic Meetings. The Executive Committee may hold meetings by means of conference telephone or similar communications equipment by means of which all members of the Executive Committee participating in the meeting can hear each other.

(o) Minutes. All decisions and resolutions of the Executive Committee shall be reported in the minutes of its meetings, which shall state the date, time and place of the meeting (or the date of the written consent in the case of a consent executed in lieu of a meeting), the persons present at the meeting, the resolutions put to a vote (or the subject of a written consent) and the results of such voting (or written consent). The minutes of all meetings of the Executive Committee shall be kept at the principal office of the Company.

(p) Additional Information. Upon request from time to time by any member of the Executive Committee, the Manager shall promptly provide to such member of the Executive Committee any and all documents and information requested by such member relating to the business, operations, prospects, properties, liabilities, financial condition or results of operations of the Company, including (i) the books and records of the Company, (ii) any contracts or agreements to which the Company is a party and (iii) documents and information relating to or evidencing any claim or liability to which the Company or its assets are subject.

(q) Duties of Executive Committee Members. To the fullest extent permitted by law, the members of the Executive Committee will act on behalf and for the benefit of the Designating Party and they will not owe any fiduciary or similar duty to, or have any liability to, the Company or any other Members in connection with any action taken by them in their capacities as members of the Executive Committee (it being understood that each Member hereby (i) acknowledges that a member of the Executive Committee is not a manager of the Company and is not subject to the duties and obligations of a manager and (ii) irrevocably waives the right to assert any claim against any member of the Executive Committee not appointed by it arising from or based upon his or her performance, including a breach of any such duties or obligations, in his or her capacity as a member of the Executive Committee).

(r) Compensation; Reimbursement of Expenses. The members of the Executive Committee shall not be entitled to receive any compensation from the Company or any Subsidiary for services provided in their capacity as members of such committee. Members of the Executive Committee shall be entitled to prompt reimbursement by the Company of all reasonable out-of-pocket expenses, including travel expenses, incurred in the course of the performance of their duties.

6.3 Officers. The Manager may in its discretion (subject to Section 5.6) appoint officers of the Company (the “Officers”), which Officers shall have such titles and authority and perform such duties as may from time to time be prescribed by the Manager. One person may hold, and perform the duties of, any two or more of such offices. Compensation of Officers shall be fixed by the Manager (subject to Section 5.6). Any Officer may be removed, with or without cause, at any time by the Manager (subject to Section 5.6 and any contractual rights that such

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Officer may have). In its discretion, the Manager may choose not to fill any office for any period as it may deem advisable. Officers shall have such powers and duties as may be specified by, or in accordance with, resolutions adopted by the Manager; provided, however, the Officers of the Company shall not have any authority to act as to matters reserved for Members under Section 5.6 including, without limitation, with respect to matters pertaining to the Subsidiaries of the Company. To the extent not otherwise prescribed by the Manager, each Officer shall have such duties and responsibilities attributable to his or her office as may be prescribed by the Delaware General Corporation Law or as may be generally applicable to officers of Delaware corporations or limited liability companies having the same or similar titles.

6.4 Further Delegation of Authority. Subject to Section 5.6, the Manager may, from time to time, delegate to any Person (including, without limitation, any officer or employee of the Company or any Manager) such authority and powers to act on behalf of the Company as it shall deem advisable in its sole discretion. Any delegation pursuant to this Section 6.4 may be revoked at any time and for any reason or no reason by the Manager in its sole discretion.

6.5 Fiduciary Duties. Subject to, and as limited by the provisions of this Agreement, the Manager and the Officers, in the performance of their duties as such, shall owe to the Company and the Members only such fiduciary duties as are required by the Delaware Act. The provisions of this Agreement, to the extent that they expand or limit the duties (including fiduciary duties) and liabilities of a Manager of an Officer, as compared to those that are set forth in the Delaware Act or otherwise existing at law or in equity, are agreed by the Members to supersede such duties and liabilities of such Manager or Officer.

6.6 Performance of Duties; Liability of Manager and Officers. Without limiting Section 11.2, in performing his or her duties, each of the Manager and the Officers shall be entitled to rely in good faith on the provisions of this Agreement and on information, opinions, reports, or statements (including financial statements and information, opinions, reports or statements as to the value or amount of the assets, liabilities, profits or losses of the Company or any facts pertinent to the existence and amount of assets from which Distributions to Members might properly be paid) of the following other Persons or groups: (i) one or more Officers or employees of the Company; (ii) any attorney, independent accountant, or other Person employed or engaged by the Company; or (iii) any other Person who has been selected with reasonable care by or on behalf of the Company, in each case as to matters which such relying Person reasonably believes to be within such other Person’s professional or expert competence. The preceding sentence shall in no way limit any Person’s right to rely on information to the extent provided in Section 18-406 of the Delaware Act. No individual who is a Manager or an Officer of the Company, or any combination of the foregoing, shall be personally liable under any judgment of a court, or in any other manner, for any debt, obligation, or liability of the Company, whether that liability or obligation arises in contract, tort, or otherwise, solely by reason of being a Manager or an Officer of the Company or any combination of the foregoing. To the fullest extent permitted by the Delaware Act or the Delaware General Corporation Law, as the same may be amended from time to time, as if it were applicable to the Company, with respect to the liability of a director of a corporation incorporated under the laws of the State of Delaware to such corporation or its stockholders, a Manager or an Officer shall not be liable to the Company or its Members for monetary damages for a breach of fiduciary duty as a Manager or an Officer.

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6.7 Contracts with Affiliates. Notwithstanding anything to the contrary, the Manager shall be obligated to enforce in accordance with its terms (without waiving any rights or obligations under), and may not amend or modify without the prior written consent of the unaffiliated Member, each contract or agreement between the Company or any Subsidiary, on the one hand, and any Member or Affiliate of a Member (which, with respect to the Valero Member, includes Affiliates of the Valero Parent), on the other hand (including, without limitation, the Valero Agreements and the Frontier Agreements).

ARTICLE VII

TAX MATTERS

7.1 Preparation of Tax Returns. The Tax Matters Partner shall arrange for the preparation and timely filing of all returns required to be filed by the Company. Each Member will upon request supply to the Tax Matters Partner all pertinent information in its possession relating to the operations of the Company necessary to enable the Company’s returns to be prepared and filed. The Tax Matters Partner shall cause a draft of the Company’s tax returns to be delivered to each of the Members for each such Member’s review and comment at least forty-five (45) Business Days prior to the filing thereof, and the Tax Matters Partner shall consider any comments by the Members on such draft tax returns. Additionally, the Tax Matters Partner shall provide each Member its applicable Form 1065, Schedule K-1 information no later than thirty (30) days prior to such Member’s due date for making its applicable tax filing, and estimated tax information no later than fifteen (15) days prior to such Member’s due date for making the applicable estimated tax payment. With regard to the due dates referenced in the foregoing sentence, each Member shall notify the Tax Matters Partner no later than forty-five (45) days prior to such Member’s due date.

7.2 Tax Elections. Except as provided in Section 7.3(a) (relating to the tax classification of the Company), the Manager may make, or not make, in its sole and absolute discretion, any tax election provided under the Code, or any provision of state, local or foreign tax law. All decisions and other matters concerning the computation and allocation of items of income, gain, loss, deduction and credits among the Members, and accounting procedures not specifically and expressly provided for by the terms of this Agreement, shall be determined by the Manager. The Manager shall keep the Members fully apprised of any tax election required to be made or which may be made by the Manager or the Tax Matters Partner for the Company or any Subsidiary reasonably in advance of the time such election is required or contemplated, and shall consider any comments made by the Members with regard to such tax elections. Any tax election made pursuant to this Section 7.2 by the Manager shall be conclusive and binding on all Members.

7.3 Tax Classification of the Company. It is intended that the Company be classified as a partnership for United States federal income tax purposes.

(a) Certain Tax Elections. The Company shall not file any election pursuant to Regulations Section 301.7701-3(c) to be treated as an entity other than a partnership. The Company shall not elect, pursuant to Section 761(a) of the Code, to be excluded from the provisions of subchapter K of the Code.

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(b) Publicly Traded Partnerships. To ensure that interests in the Company are not traded on an established securities market within the meaning of Regulations Section 1.7704-1(b) or readily tradable on a secondary market or the substantial equivalent thereof within the meaning of Regulations Section 1.7704-1(c), notwithstanding anything to the contrary in this Agreement:

(i) the Company shall not participate in the establishment of a market or the inclusion of its interests thereon; and

(ii) the Company shall not recognize any Transfer made on any market by:

(A) redeeming the Transferor Member (in the case of a redemption or repurchase by the Company); or

(B) admitting the Transferee as a Member or otherwise recognizing any rights of the Transferee, such as a right of the Transferee to receive Company distributions (directly or indirectly) or to acquire an interest in the capital or profits of the Company.

7.4 Tax Controversies. The Valero Member (or, in the event the Valero Member is no longer a Member, such Member as may be designated by a Majority Interest) is hereby designated the Tax Matters Partner and is authorized and required to represent the Company (at the Company’s expense) in connection with all examinations of the Company’s affairs by tax authorities, including resulting administrative and judicial proceedings, and to expend Company funds for professional services reasonably incurred in connection therewith. Each Member agrees to cooperate with the Company and to do or refrain from doing any or all things reasonably requested by the Company with respect to the conduct of such proceedings. The Tax Matters Partners shall keep all Members reasonably informed of the progress of any examinations, audits or other proceedings. The Tax Matters Partner shall give all Members written notice no less than 15 days prior to taking any action under Sections 6222 through 6232 of the Code, except and to the extent that any action is left to the determination of an individual Member under such sections. If any Member objects in writing to the taking of any such action within ten days of which such notice is given, the Tax Matters Partner agrees to consult with such objecting Member on such proposed action. If the Tax Matters Partner and any objecting Members remain in disagreement on the taking of any such action after such consultation, the Tax Matters Partner shall take the action that is recommended by the Manager. Notwithstanding anything to the contrary in this Article VII, the Tax Matters Partner shall at all times act at the lawful direction of the Manager.

ARTICLE VIII

TRANSFER OF MEMBERSHIP INTERESTS; SUBSTITUTE MEMBERS

8.1 Restrictions on Transfers of Membership Interests.

(a) No Member, nor any Permitted Transferee of any such Member, shall Transfer any Membership Interest, directly or indirectly, except the Transfer of all, but not less than all, of its Membership Interest (i) to a Permitted Transferee or (ii) as permitted or required by Article X.

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(b) The restrictions set forth in this Section 8.1 shall not apply with respect to any Transfer (i) of all, but not less than all, of the Membership Interest held by the Valero Member to Valero Parent or any direct or indirect wholly-owned Subsidiary of Valero Parent, (ii) of all, but not less than all, of the Membership Interest held by the Frontier Member to Mascoma or any direct or indirect wholly-owned Subsidiary of Mascoma or the Frontier Member or any Affiliate of Mascoma or the Frontier Member, (iii) of all, but not less than all, of the Membership Interest held by the Frontier Member to J.M. Longyear or any direct or indirect wholly-owned Subsidiary of J.M. Longyear or Affiliate of J.M. Longyear, (iv) indirectly by the Valero Member pursuant to a merger or consolidation of Valero Parent with or into another Person, (v) indirectly by the Frontier Member pursuant to a merger or consolidation of Mascoma or J.M. Longyear with or into another Person, (vi) by any Member in the case of a Transfer required under Applicable Law (provided that a Transfer by operation of law (including by merger, consolidation or similar transaction) shall not be permitted except as provided under clauses (iii) or (iv) above), (vii) by any Member to secure indebtedness or to secure indebtedness of the Company or any of its Subsidiaries, (viii) indirectly by the Frontier Member pursuant to a transfer of interests in the Frontier Member between Mascoma and J.M. Longyear, (ix) indirectly by the Frontier Member pursuant to (A) any issuance of warrants, options, shares of stock, limited liability company interests or similar beneficial interests or rights to acquire beneficial interests of Mascoma or J.M. Longyear or (B) any transfer of stock, membership interests or beneficial interests of Mascoma or J.M. Longyear, (x) indirectly by the Valero Member pursuant to (A) any issuance of warrants, options, shares of stock, limited liability company interests or similar beneficial interests or rights to acquire beneficial interests of the Valero Parent or any Affiliate of the Valero Member or (B) any transfer of stock, membership interests or beneficial interests of the Valero Parent or any Affiliate of the Valero Member, or (xi) in all other cases, with the prior written consent of the Valero Member and the Frontier Member (Persons described in clauses (i)—(xi) of this Section 8.1(b) being such Member’s “Permitted Transferees”); provided that, in the case of a Transfer to a Permitted Transferee, the restrictions contained in this Section 8.1 shall continue to be applicable to the Membership Interest after any such Transfer; provided, further, that any such Transferee shall have agreed in writing to be bound by the provisions of this Agreement affecting the Membership Interest so Transferred and the holder thereof.

(c) It is the intent of the Members that, unless and until such Membership Interest is Transferred pursuant to Article X or any of clauses (iii) through (xi) of Section 8.1(b), all of the Membership Interest issued to the Valero Member will be owned, beneficially and of record, by Valero Parent or a direct or indirect wholly-owned Subsidiary thereof and that all of the Membership Interest issued to the Frontier Member will be owned, beneficially and of record, by the Frontier Member, Mascoma, J.M. Longyear and/or a direct wholly-owned Subsidiary thereof. Notwithstanding the foregoing, the provisions of this Agreement shall not be avoided by any Member through the disposition by a Person of any interest in its Subsidiary owning, directly or indirectly, the Membership Interest. Further, except for any transactions permitted by any of clauses (iii) through (xi) of Section 8.1(b) or Article X, any transaction resulting in any Membership Interest being held by a Person that is not then a direct or indirect wholly-owned Subsidiary of Valero Parent, the Frontier Member, Mascoma or J.M. Longyear

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shall be deemed a material breach of this Agreement by the Member that held such Membership Interest prior to such transaction and such Person acquiring such Membership Interest shall be deemed an Unadmitted Assignee for purposes of this Agreement. In no event shall any Member Transfer any rights or obligations derived from any Membership Interest(s), it being the intention of the Members that any Membership Interest may be Transferred only with all attendant voting, consent and economic rights.

(d) Supplementing the provisions of the subsection (c) above, upon the occurrence of any Change of Control with regard to the Frontier Member, the Frontier Member shall promptly deliver written notice of such event to the Valero Member. The Valero Member shall have a right (but not an obligation) for a period of thirty (30) days commencing on the date of delivery of the Frontier Member’s written notice to the Valero Member of the Frontier Member’s Change of Control (the “Change of Control Conversion Period”) to cause the Frontier Member to be converted to an Unadmitted Assignee by delivering written notice (a “Change of Control Conversion Notice”) to the Frontier Member prior to the expiration of the Change of Control Conversion Period, and upon the delivery of such Change of Control Conversion Notice the Frontier Member shall be deemed to have automatically converted to an Unadmitted Assignee effective as of the occurrence of such Change of Control, without the requirement for any further action or approval and notwithstanding any other provision of this Agreement to the contrary. If the Valero Member fails to deliver a Change of Control Conversion Notice to the Frontier Member prior to the expiration of the Change of Control Conversion Period, the Valero Member shall have no further right to cause the Frontier Member to be converted to an Unadmitted Assignee with respect to such Change of Control event.

8.2 Void Transfers. Any Transfer by any Member of any Membership Interest or other interest in the Company in contravention of this Agreement shall be void and ineffectual and shall not bind or be recognized by the Company or any other party. In the event of any Transfer in contravention of this Agreement, the purported Transferee shall be an Unadmitted Assignee as contemplated in Section 3.4(b).

8.3 Substituted Members.

(a) An assignee of any Membership Interest or other interest in the Company (or any portion thereof), in accordance with the provisions of this Article VIII, shall become a Substituted Member entitled to all the rights of a Member with respect to such assigned interest if and only if (i) the assignor gives the assignee such right, (ii) a Required Interest has granted its prior written consent to such assignment and substitution, which consent may be withheld in the sole discretion of the Members constituting a Required Interest, and (iii) the assignee has agreed in writing to be bound by the provisions of this Agreement. Notwithstanding clause (ii) above, (x) any Permitted Transferee pursuant to clauses (i)-(v) of Section 8.1(b) or any Transferee of a Membership Interest as permitted or required by Article X (other than in connection with a Terminating Event pursuant to Section 10.3) shall become a Substituted Member entitled to all the rights of a Member with respect to the assigned Membership Interest or other interest in the Company without the consent of the Manager or the Members and (y) any Permitted Transferee pursuant to clauses (vi), (vii), (viii), (ix) or (x) of Section 8.1(b) shall become a Substituted Member entitled to all the rights of a Member with respect to the assigned Membership Interest or other interest in the Company with the consent of a Required Interest, which consent shall not be unreasonably withheld.

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(b) The Company shall be entitled to treat the record owner of any Membership Interest or other interest in the Company as the absolute owner thereof and shall incur no liability for distributions of cash or other property made in good faith to such owner until such time as a written assignment of such Membership Interest, which assignment is consented to as required by and is permitted pursuant to the terms and conditions of this Article VIII, has been received by and has been recorded on the books of the Company.

(c) Upon the admission of a Substituted Member, Schedule 1 shall be amended to reflect the name, address and Sharing Percentage and other interests in the Company of such Substituted Member and to eliminate the name and address of and other information relating to the assigning Member with regard to the assigned Membership Interest and other interests in the Company.

(d) Notwithstanding anything to the contrary in this Agreement and unless consented to in writing by a Required Interest (which consent shall not be unreasonably withheld), any Member effectuating a Transfer of its Membership Interest, whether or not permitted hereunder, shall remain liable under this Agreement with respect to all of the obligations and responsibilities of a Member related to the Membership Interest so Transferred (including the obligation to make any Capital Contributions).

8.4 Effect of Assignment. Following an assignment of an interest that is permitted under this Article VIII, the Transferee of such interest shall be treated as having made all of the Capital Contributions in respect of, and received all of the distributions received in respect of, such interest, shall succeed to the Capital Account associated with such interest and shall receive allocations and distributions under Article IV and Article IX in respect of such interest as if such Transferee were a Member.

8.5 Additional Transfer Restrictions.

(a) Notwithstanding any other provisions of this Article VIII, no Transfer of a Membership Interest or any other interest in the Company may be made unless in the opinion of counsel (who may be counsel for the Company), satisfactory in form and substance to the Manager and counsel for the Company (which opinion may be waived, in whole or in part, at the discretion of the Manager), such Transfer would not (i) violate any federal securities laws or any state securities or “blue sky” laws (including any investor suitability standards) applicable to the Company or the interest to be Transferred or any applicable federal or state competition laws, (ii) cause the Company to be required to register as an “investment company” under the Investment Company Act of 1940, as amended, or (iii) cause the Company to be deemed to be a publicly traded partnership as such term is defined in Section 7704(b) of the Code.

(b) The Company may require any Transferee of a Membership Interest to make representations and warranties to the Company in form satisfactory to the Company, regarding any matters deemed necessary or appropriate for compliance with applicable federal or state law or regulation, as a condition to permitting the associated Transfer.

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(c) Notwithstanding anything herein to the contrary (including, without limitation, this Article VIII or Article X), the Valero Member shall not directly or indirectly Transfer all or any portion of its Membership Interest: (i) to any party that, either directly or indirectly, has an ownership interest of greater than 50% of an entity that is a Mascoma Competitor (as defined in the License Agreement); or (ii) unless and until six (6) months after both mechanical completion of the Phase I Project has occurred and the Facility has achieved an annualized production of ethanol of at least 18 MMGY (which shall be deemed to have occurred if the Manager has used commercially reasonable efforts to achieve such production at the Facility during such time period).

8.6 Transfer Fees and Expenses. The Transferor and Transferee of any Membership Interest or other interest in the Company shall be jointly and severally obligated to reimburse the Company for all reasonable expenses (including attorneys’ fees and expenses) of any Transfer or proposed Transfer, whether or not consummated.

8.7 Date of Effectiveness. Any Transfer and any related admission of a Person as a Member in compliance with this Article VIII shall be deemed effective on such date that the Transferee or successor in interest complies in full with the requirements of this Agreement.

8.8 Special Provisions if Valero Member no Longer Holds Majority Interest. Any agreement entered into between the Company or any of its Affiliates, on one hand, and the Valero Member or any of its Affiliates, on the other, after the Closing (as defined in the Contribution Agreement), shall provide that if, at any time, (a) the Valero Member fails to hold a Majority Interest and (b) a “Required Interest” is defined only as the Valero Member, then in such case the Company shall have the right, if requested by the Frontier Member, to terminate (without payment of penalty or premium of any kind) such agreement.

ARTICLE IX

DISSOLUTION AND LIQUIDATION

9.1 Dissolution. The Company shall not be dissolved by the admission of Additional Members or Substituted Members. The Company shall dissolve, and its affairs shall be wound up upon the first of the following to occur:

(a) the decision of the Manager, subject to Section 5.6, to dissolve the Company;

(b) upon the satisfaction of the conditions described in Section 10.9(d)(xi);

(c) The exercise by a Member of the right to terminate the Contribution Agreement pursuant to Article VII thereof;

(d) the sale or other disposition of substantially all of the assets of the Company and the receipt and distribution of all the proceeds therefrom;

(e) upon the occurrence of an event whereby the Business is rendered inoperable or unprofitable, in each case as determined by the Manager in its reasonable discretion, for a period of twenty-four (24) consecutive months by reason of acts of God, strikes,

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lockouts, unavailability of materials, failure of power, prohibitive governmental laws or regulations, insufficient capital, riots, insurrections, war or other reason beyond the Company’s reasonable control, unless on or prior to the expiration of such period a Required Interest determines that the Company shall not be dissolved; and

(f) the entry of a decree of judicial dissolution of the Company under Section 18-802 of the Delaware Act.

Except as otherwise set forth in this Section 9.1, the Company is intended to have perpetual existence. An Event of Withdrawal of a Member shall not cause a dissolution of the Company, and the Company shall continue in existence subject to the terms and conditions of this Agreement.

9.2 Liquidation and Termination.

(a) On the dissolution of the Company, the Manager shall act as liquidator or (in its sole discretion) may appoint one or more representatives, Members or other Persons as liquidator(s). The liquidators shall proceed diligently to wind up the affairs of the Company and make final distributions as provided herein and in the Delaware Act. The costs of liquidation shall be borne as a Company expense. Until final distribution, the liquidators shall continue to operate the Company with all of the power and authority of the Manager. The steps to be accomplished by the liquidators are as follows:

(i) the liquidators shall pay, satisfy or discharge from Company funds all of the debts, liabilities and obligations of the Company (including (w) any obligations of the Company under the Subgrant Agreement, (x) any Company Loans or other loans or advances that may have been made by any of the Members to the Company, (y) any obligations that may be or become due and payable to the providers of any Grant Amount by the Company on account of the winding down of Company operations, sale of Company assets or liquidation, whether pursuant to Applicable Law, the agreements governing the Grant Amounts or any negotiated settlement with the providers of any Grant Amount, and (z) all expenses incurred in liquidation) or otherwise make adequate provision for payment and discharge thereof (including the establishment of a cash fund for contingent liabilities in such amount and for such term as the liquidators may reasonably determine);

(ii) after payment or provision for payment of all of the Company’s liabilities has been made in accordance with Section 9.2(a)(i), a final allocation of all items of income, gain, loss and expense shall be made in accordance with Section 4.2 and Section 4.3, and all remaining assets of the Company shall be distributed to the Members in accordance with Section 4.1(b)(ii); provided, however, that if such liquidation occurs prior to Start-up of the Phase I Project, liquidating Distributions shall be made based upon the Pre-Start-up Liquidation Ratio; and

(iii) any non-cash assets will first be written up or down to their Fair Market Value, thus creating Net Income or Net Loss (if any), which shall be allocated in accordance with Section 4.2 and Section 4.3. In making such distributions, the

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liquidators shall allocate each type of asset (e.g., cash or cash equivalents, securities or other property) among the Members ratably based upon the aggregate amounts to be distributed with respect to the Membership Interest held by each such holder, subject to Section 5.6.

(b) The distribution of cash or property to a Member in accordance with the provisions of this Section 9.2 constitutes a complete return to the Member of its Capital Contributions and a complete distribution to the Member of its interest in the Company and all the Company’s property and constitutes a compromise to which all Members have consented within the meaning of the Delaware Act. To the extent that a Member returns funds to the Company, it has no claim against any other Member for those funds.

(c) On the dissolution of the Company, any Field-Related IP (as defined in the Technology License Agreement) and other Intellectual Property Rights (as defined in the Technology License Agreement) owned by the Company at the time of such dissolution (collectively, “Company IP”) will be allocated as follows:

(i) Unless otherwise agreed by the Frontier Member and the Valero Member in writing, on the dissolution of the Company, any Company IP will be jointly owned by the Frontier Member and the Valero Member. The Company agrees, and agrees to cause its Subsidiaries, to assign, effective as of the dissolution of the Company, to each of the Frontier Member and the Valero Member an undivided, one-half interest in and to all Company IP, free and clear of all liens, such that the Frontier Member and the Valero Member will each have an undivided one-half ownership interest in and to the Company IP. On the dissolution of the Company, each of the Frontier Member and the Valero Member will be free to fully exploit the Company IP (including to (A) make any modifications, derivative works, enhancements or improvements of or to any Company IP (“Improvements”), (B) develop, make, have made, use, offer to sell, sell, import, export, distribute and otherwise dispose of and exploit any products or services incorporating, based on or derived from, in whole or in part, any Company IP and (C) use, practice, reproduce, perform (both internally and publicly), display (both internally and publicly), license and exploit any Company IP, and distribute copies of any copyrightable works and works of authorship included in the Company IP), each to the same extent as the other, without requiring any approval of, or any notification, reporting, accounting or payment to, the other; provided, however, that neither the Frontier Member nor the Valero Member (y) may sell, mortgage, encumber or transfer, or grant any exclusive rights in or to, any Company IP, except for a sale, mortgage, encumbrance or transfer solely of, or grant of exclusive rights solely under, its undivided one-half interest in and to any Company IP (and not under the other’s undivided one-half interest in and to any Company IP) or (z) inhibit the other’s right to freely use and exploit any Company IP as co-owner. The foregoing assignments of Company’s right, title and interest in the Company IP, and the Frontier Member’s and Valero Member’s rights therein, will be subject to any and all licenses and rights granted by Company prior to such dissolution.

(ii) As between the parties, subject to the joint ownership of any underlying Company IP, (A) the Frontier Member will own all right, title and interest in and to any Improvements created, developed or conceived solely by employees or

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contractors of the Frontier Member (either alone or with any third party) after the dissolution of the Company (“Frontier Improvements”) and (B) the Valero Member will own all right, title and interest in and to any Improvements created, developed or conceived solely by employees or contractors of the Valero Member (either alone or with any third party) after the dissolution of the Company (“Valero Improvements”). The Frontier Member will not have any obligation to make any Frontier Improvements available to the Valero Member, and the Valero Member will not have any obligation to make any Valero Improvements available to the Frontier Member.

(iii) If, after the dissolution of the Company, either the Frontier Member or the Valero Member believes that any Company IP is patentable, the Frontier Member or the Valero Member, as applicable, will notify the other in writing, and the Frontier Member and the Valero Member will thereafter meet or correspond in good faith as necessary to discuss and agree upon all matters regarding the filing and prosecution of any patent applications in or to such Company IP and the subsequent maintenance, enforcement and defense of any patents issuing thereon (including the party responsible for such prosecution, maintenance, enforcement and defense, the jurisdictions in which any such applications will be filed, the sharing of costs and expenses in connection therewith and the allocation of any recovery in connection with any such enforcement).

9.3 Cancellation of Certificate. On completion of the distribution of Company assets as provided herein, the Company is terminated (and the Company shall not be terminated prior to such time), and the Manager (or such other Person or Persons as the Delaware Act may require or permit) shall file a certificate of cancellation with the Secretary of State of Delaware, cancel any other filings made pursuant to this Agreement that are or should be canceled and take such other actions as may be necessary to terminate the Company. The Company shall be deemed to continue in existence for all purposes of this Agreement until it is terminated pursuant to this Section 9.3 and otherwise in accordance with the Delaware Act.

9.4 Reasonable Time for Winding Up. A reasonable time shall be allowed for the orderly winding up of the business and affairs of the Company and the liquidation of its assets pursuant to Section 9.2 in order to minimize any losses otherwise attendant upon such winding up.

9.5 Return of Capital. The liquidators shall not be personally liable for the return of Capital Contributions or any portion thereof to the Members (it being understood that any such return shall be made solely from Company assets).

9.6 Material Breach. In the event that any Member materially breaches any covenants or obligations in Article VIII or Section 10.1, 10.2 or 10.3, and fails to cure such breach within thirty (30) days of receipt of written notice of such breach, then, in addition to any other remedies that the Company or the other Members may have against such breaching Member, such breaching Member shall become an Unadmitted Assignee as set forth in Section 3.4(b), with no rights of reinstatement as a Member.

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ARTICLE X

CERTAIN AGREEMENTS

10.1 Right of First Refusal.

(a) In the event that a Member (an “Offering Member”) desires to sell all or any portion of such Member’s Membership Interest to any Person other than a Permitted Transferee, the Offering Member shall first notify the Company and, if the other Member is interested in exploring the purchase of the Membership Interest the Offering Member is interested in selling, the Offering Member shall negotiate exclusively with the other Member for the potential sale of such Offering Member’s Membership Interest to the other Member for a period of thirty (30) days before negotiating with any other Person for the sale of such Offering Member’s Membership Interest.

(b) In the event that an Offering Member has received a bona fide offer in writing from any third party other than a Member to buy any of such Member’s Membership Interest, such Member shall first notify the Company and each other remaining Member (each, a “Remaining Member” and collectively, the “Remaining Members”) in writing of the proposed sale (the “Transfer Notice”). Each Transfer Notice shall contain all material terms of the proposed Transfer including, without limitation, a copy of the written offer received, the name and address of the prospective purchaser (or Transferee), the purchase price and terms of payment, the date and place of the proposed Transfer, and the description of the Membership Interest proposed to be Transferred by the Offering Member (the “Offered Interest”). If the purchase price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined, in good faith, by the Manager (subject to Section 5.6), and the Company and/or any Remaining Member exercising the right of first refusal set forth in this Section 10.1 shall have the right, at its option, to purchase the Offered Interest for such cash equivalent value plus the aggregate amount of any cash consideration.

(c) Subject to Section 10.1(d), each Remaining Member shall have an option for a period of sixty (60) days from the date the Transfer Notice is given to elect to purchase such Remaining Member’s pro rata share of the Offered Interest at the same price and subject to the same material terms and conditions as described in the Transfer Notice. Each Remaining Member may exercise such purchase option and, thereby, purchase all (or any portion of) such Remaining Member’s pro rata share of the Offered Interest (with any reallotments as provided below), by notifying Offering Member, the other Remaining Members and the Company in writing before expiration of such sixty (60) day period as to the amount of such remaining Offered Interest that it wishes to purchase (including any reallotment). For the purpose of the preceding sentence, each Remaining Member’s pro rata share shall be a fraction of the Offered Interest, the numerator of which shall be the Sharing Percentage owned by such Remaining Member on the date of the Transfer Notice and the denominator of which shall be the aggregate Sharing Percentages of the Remaining Members. Each Remaining Member electing to exercise the right to purchase its full pro rata share of the Offered Interest shall have a right of reallotment such that, if any other Remaining Member fails to exercise the right to purchase its full pro rata share of the Offered Interest, such Remaining Member may elect to purchase all (or any portion of) such Remaining Member’s pro rata share of the Offered Interest not previously purchased. For the purpose of the preceding sentence, each Remaining Member’s pro rata share shall be a

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fraction of the Offered Interest not previously purchased, the numerator of which shall be the Sharing Percentage owned by such Remaining Member on the date of the Transfer Notice and the denominator of which shall be the aggregate Sharing Percentage of the Remaining Members who wish to purchase a reallotment. If any Remaining Member gives Offering Member notice that it desires to purchase its pro rata share of the Offered Interest and, as the case may be, its reallotment, then payment for the Offered Interest shall be made, at the election of such Remaining Member, by delivering the consideration set forth in the Transfer Notice by check or wire transfer, against delivery of the Offered Interest to such Remaining Member at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than the later of (i) one hundred twenty (120) days after the date the Transfer Notice is given or (ii) the date contemplated in the Transfer Notice for the closing with the prospective third party transferee(s).

(d) To the extent that the Remaining Members have not exercised their respective rights of first refusal as to all of the Offered Interest within the time periods specified in Section 10.1(c), then the Remaining Members’ option to purchase any portion of such Offered Interest shall be deemed not to have been exercised and shall expire and Offering Member shall be free to sell any such Offered Interest to such prospective purchaser on the same terms and conditions as outlined in the Transfer Notice; provided that in the event the closing of such sale does not occur within ninety (90) days of the date of the Transfer Notice, such Offered Interest shall once again be subject to the right of first refusal provided herein.

10.2 Drag-Along Right; Tag-Along Right.

(a) If Members (the “Dragging Members”) representing a Majority Interest desire to sell all, but not less than all, of their Membership Interests to any third party, or to merge the Company with or into any other Company or entity, then the Dragging Members may, at their option, require all other Members to participate in such sale or such merger on the same terms and conditions. The Dragging Members shall provide written notice of the proposed sale or merger to the other Members (“Drag-Along Notice”). The Drag-Along Notice shall identify the acquirer, the aggregate consideration for which a sale or merger is proposed to be made, the proposed closing date and location, and all other material terms and conditions of the sale. In the case of a proposed merger, the Company and the Members shall follow all the procedures applicable to the proposed merger, and all Members agree to vote to approve such merger and no Member shall have or exercise any dissenters’ rights. On the proposed closing date, each Member shall deliver such documents as are required to be executed in connection with such sale, against delivery to such Member of the consideration therefor. If, on the proposed closing date, the closing of the proposed sale is not closed for any reason (other than the default of the other Members), then each of the other Members shall retain their Membership Interests subject to all the terms, conditions, restrictions, and options set forth in this Agreement.

Notwithstanding the foregoing, a non-Dragging Member will not be required to comply with this subsection in connection with any proposed sale or merger transaction described above (the “Proposed Sale”) unless:

(i) any representations and warranties to be made by such non-Dragging Member in connection with the Proposed Sale are limited to representations and warranties related to authority to sell, ownership and the ability to convey title to such Membership Interests;

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(ii) the non-Dragging Member shall not be liable for the inaccuracy of any representation or warranty made by any other Person in connection with the Proposed Sale, except to the extent that funds may be paid out of an escrow established to cover breach of representations, warranties and covenants of the Company as well as breach by any Member of any identical representations, warranties and covenants provided by all Members;

(iii) the liability for indemnification, if any, of such non-Dragging Member in the Proposed Sale and for the inaccuracy of any representations and warranties made by the Company or its Members in connection with such Proposed Sale, is several and not joint with any other Person (except to the extent that funds may be paid out of an escrow established to cover breach of representations, warranties and covenants of the Company as well as breach by any Member of any identical representations, warranties and covenants provided by all Members), and is pro rata in proportion to, and does not exceed, the amount of net consideration paid to such non-Dragging Member in connection with such Proposed Sale;

(iv) liability shall be limited to such non-Dragging Member's applicable share (determined based on the respective net proceeds payable to each Member in connection with such Proposed Sale) of a negotiated aggregate indemnification amount that applies equally to all Members (e.g., a cap) but that in no event exceeds the amount of net consideration otherwise payable to such non-Dragging Member in connection with such Proposed Sale;

(v) upon the consummation of the Proposed Sale all Members will receive the same form of consideration for their Membership Interests; and

(vi) the non-Dragging Members will not be required to execute a covenant not to compete.

(b) If at any time the Valero Member proposes to sell or transfer all or any portion of its Membership Interest to any Person other than a Permitted Transferee of the Valero Member, or proposes to sell or transfer all or any portion of the equity interests in the Valero Member to any Person other than an Excluded Valero Interest Transferee, the Frontier Member shall have the right to sell, pursuant to the terms applicable to the proposed sale or transfer by the Valero Member, all or a portion of the Frontier Member’s Membership Interest as follows: (i) if the Valero Member Proposes to sell or transfer a Majority Interest (whether in a single transaction or series of transactions), the Frontier Member shall have the right to sell or transfer all or any portion of the Frontier Member’s Membership Interest, as determined by the Frontier Member; (ii) if the Valero Member Proposes to sell or transfer less than a Majority Interest, the Frontier Member shall have the right to sell all or any portion of the Frontier Member’s Membership Interest, as determined by the Frontier Member, up to but not in excess of a Membership Interest representing a Sharing Percentage determined by multiplying:(x) the

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Sharing Percentage represented by the Membership Interests which the Valero Member proposes to sell or transfer and (y) the Sharing Percentage of the Frontier Member. The Membership Interest to be sold or transferred by the Valero Member shall be reduced by the amount of Membership Interest that the Frontier Member duly elects to include in the proposed sale or transfer, unless the proposed purchaser agrees to increase the Membership Interest to be acquired to include the Membership Interests the Frontier Member elects to include in the proposed sale or transfer.

The Valero Member shall deliver a written notice to the Company and Frontier Member notifying them of the Valero Member’s desire to sell or transfer such interest to the proposed purchaser (the “Notice of Sale or Transfer”). The Notice of Sale or Transfer shall specify the name and address of the proposed purchaser, the Sharing Percentage represented by the Membership Interests which the Valero Member proposes to sell or transfer, the consideration to be paid for the Sharing Percentage represented by the Membership Interests which the Valero Member proposes to sell or transfer, and all other material terms and conditions of the proposed transaction.

Within thirty (30) days of receipt of the Notice of Sale or Transfer, the Frontier Member may exercise its right to participate in the sale or transfer by providing the Valero Member with written notice (the “Acceptance Notice”). The Acceptance Notice shall indicate the maximum Sharing Percentage represented by the Membership Interests which the Frontier Member wishes to sell or transfer pursuant to the terms and conditions stated in the Notice of Sale or Transfer.

Within ten (10) days after the date on which the Acceptance Notice was due, the Valero Member shall notify the Frontier Member of the Sharing Percentage represented by the Membership Interests held by the Frontier Member that will be included in the sale and the date on which the transaction will be closed.

In connection with a transfer of Membership Interests by the Frontier Member pursuant to this subsection (b) (the “Tag-Along Sale”):

(i) any representations and warranties to be made by the Frontier Member in connection with the Tag-Along Sale will be limited to representations and warranties related to authority to sell, ownership and the ability to convey title to such Membership Interests;

(ii) the Frontier Member shall not be liable for the inaccuracy of any representation or warranty made by any other Person in connection with the Tag-Along Sale, except to the extent that funds may be paid out of an escrow established to cover breach of representations, warranties and covenants of the Company as well as breach by any Member of any identical representations, warranties and covenants provided by all Members;

(iii) the liability for indemnification, if any, of the Frontier Member in the Tag-Along Sale and for the inaccuracy of any representations and warranties made by the Company or its Members in connection with such Tag-Along Sale, is several and not joint with any other Person (except to the extent that funds may be

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paid out of an escrow established to cover breach of representations, warranties and covenants of the Company as well as breach by any Member of any identical representations, warranties and covenants provided by all Members), and is pro rata in proportion to, and does not exceed, the amount of the net consideration paid to such Frontier Member in connection with such Tag-Along Sale;

(iv) any liability of the Frontier Member shall be limited to the Frontier Member's applicable share (determined based on the respective net proceeds payable to the Members in connection with such Tag-Along Sale) of a negotiated aggregate indemnification amount that applies equally to all Members (e.g., a cap) but that in no event exceeds the amount of net consideration otherwise payable to the Frontier Member in connection with such Tag-Along Sale;

(v) upon the consummation of the Tag-Along Sale all participating Members will receive the same form of consideration for their Membership Interests; and

(vi) the Frontier Member will not be required to execute a covenant not to compete.

10.3 Involuntary Transfers.

(a) Upon the occurrence of any Terminating Event with regard to any Member (which, for purposes of this Section 10.3, shall include the Valero Parent, in the case of the Valero Member, or Mascoma, in the case of the Frontier Member), then such Member (or its transferee if such Transfer has occurred, the “Subject Member”) shall promptly deliver written notice of such event to the Company and the other Member (the “Nonsubject Member”) and be deemed as of the date of occurrence of such Terminating Event to have made an offer to sell, and the Company and the Nonsubject Member shall have the right to purchase, such Member’s Membership Interest (collectively, the “Subject Membership Interest”) and such Subject Member shall be bound to sell to the Company and/or the Nonsubject Member, for the Fair Market Value of such Subject Membership Interest.

(b) Commencing with the date of such notice, the Company shall have the first option for a period of thirty (30) days (the “Company Option Period”) to agree in writing to purchase all or any portion of the Subject Membership Interest, subject to the remaining provisions of this Section 10.3. The Company shall have the right to assign its rights under this Section 10.3 to any other Person. Notwithstanding anything herein to the contrary, the Nonsubject Member shall have the sole and exclusive right, by written notice to the Manager and the Subject Member, to cause the Company to (a) exercise the Company’s option and/or (b) assign the rights of the Company under this Section 10.3 to any other Person.

(c) If the Company does not enter into a written agreement to purchase the Subject Membership Interest within the applicable time period described above, or if it enters into a written agreement to purchase less than all of the Subject Membership Interest, the Company shall notify the Nonsubject Member on or before the expiration of the Company Option Period of the Nonsubject Member’s option to purchase all of or the remaining Subject

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Membership Interest, as the case may be. Commencing with the date of such notice, the Nonsubject Member shall have the option for a period of sixty (60) days to agree in writing to purchase all or any portion of the Subject Membership Interest as to which the Company has not exercised its option, subject to the remaining provisions of this Section 10.3.

(d) If the Company and/or the Nonsubject Member elect to purchase a portion or all of the Subject Membership Interest, a closing of all such purchases and sales shall be held on or before the date that is one hundred twenty (120) days after the date of the Company’s notice to the Nonsubject Member pursuant to Section 10.3(c). At such closing, the Subject Member will transfer the Subject Membership Interest to be sold to the Company and/or the Nonsubject Member, free and clear of any encumbrances.

(e) Notwithstanding anything to the contrary in this Section 10.3, if, at the end of the option periods described above, less than all of the Subject Membership Interest has been purchased by the Company and/or the Nonsubject Member, then the right to exercise such options shall expire as to the portion of the Subject Membership Interest not purchased by the Company and/or the Nonsubject Member. The Subject Member and any Person who holds the Subject Membership Interest after application of this Section 10.3 (other than the Nonsubject Member that purchased pursuant to its rights as set out above) shall comply with the applicable requirements set forth in this Agreement relating to Transfers of Membership Interests. In no event shall the Person (other than the Nonsubject Member that purchased pursuant to its rights as set out above) who then holds the Subject Membership Interest be admitted as a Member without the consent of a Required Interest.

(f) Within fifteen (15) days after receipt of notice of a Terminating Event, the Nonsubject Member, on behalf of the Company, shall by written notice to the Manager and the Subject Member, appoint an independent appraiser for the Subject Membership Interest (the “Appraiser”). The Appraiser shall be an expert who is generally recognized as being experienced in the industry and as having current competence in the valuation of assets similar to the Subject Membership Interest. The Appraiser shall be independent and shall not have had recent engagements with the Company, the Subject Member or the Nonsubject Member. The fees and expenses of the Appraiser shall be paid by the Subject Member. The Appraiser shall be instructed to determine, within forty-five (45) days of its appointment, the Fair Market Value of the Subject Membership Interest being appraised. The Members and the Manager shall cause the Company to provide reasonable access to Company management and facilities and the Company’s books and records and outside auditors for the purpose of providing requested information to the Appraiser. The Fair Market Value determination of the Appraiser shall constitute the Fair Market Value of the Subject Membership Interest for purposes of any written agreement to purchase such Subject Membership Interest. The Appraiser shall furnish the Company, the Subject Member and the Nonsubject Member with a written report of its determination within the 45-day period referenced above. Notwithstanding anything to the contrary in this Section 10.3, any written agreement to purchase any or all of the Subject Membership Interest shall be conditioned upon the applicable purchaser’s approval of the Appraiser’s Fair Market Value determination of such Subject Membership Interest; provided, that if the applicable purchaser does not agree to the Appraiser’s Fair Market Value valuation, the Subject Member shall not be required to sell such Subject Membership Interest hereunder and the provisions of Section 10.3(e) shall apply.

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10.4 Performance; Cooperation. In connection with any specific performance remedy available under this Article X and Applicable Law, each Member agrees that the judge presiding over the court having jurisdiction over the specific performance remedy shall be entitled to order the appropriate Member or other Person to execute all necessary documents and to further appoint an appropriate Person to be authorized to execute such documents on behalf of the defaulting Member or other Person. Each Member agrees to (and to cause its Affiliates to) cooperate and to take all reasonable actions and execute all documents reasonably necessary or appropriate to facilitate and accomplish any of the transactions described in or contemplated under this Article X.

10.5 Insurance. The Manager shall cause the Company to acquire and maintain insurance coverage of the types and in the amounts as may be required to be obtained by the Company’s lenders and/or landlord (if any) from time to time, and in any event such insurance coverage shall be at least of types and amounts, and on forms of policies and endorsed (from issuers having minimum ratings), as required by the Insurance Program.

10.6 Facility Expansion Rights. As used herein, the term “Facility Expansion” means an expansion of the Facility with an estimated cost of [***] or more which is intended to increase the Nameplate Capacity of the Facility by at least [***]. The Manager, in consultation with the Members, shall have the right to develop a plan (the “Expansion Plan”) for any Facility Expansion. Following development of the initial Expansion Plan, the Manager shall notify the Members of such Expansion Plan in reasonable detail to allow evaluation of the Expansion Plan by such Members (the “Expansion Notice”). Each of the Members shall have thirty (30) days following delivery of the Expansion Notice to evaluate and provide comments on the Expansion Plan, following which the Manager shall deliver a final Expansion Plan to the Members with such changes as the Manager deems appropriate. Upon or following delivery of the final Expansion Plan, the Manager may in its discretion make Capital Calls, and the Members shall be permitted to make Capital Contributions, in accordance with Section 3.2 in order to fund any Facility expansion contemplated by the final Expansion Plan.

10.7 Required Payments and Actions. All payments and other actions or documents required to be paid, delivered, received or taken on or prior to a specified date herein shall be so paid, delivered, received or taken on or prior to the specified or required date unless such date is extended in writing by the Member entitled to such performance or payment and failure to make such payment or performance by such date shall be a default under this Agreement by such party. The applicable non-defaulting party shall be entitled to all available legal and equitable remedies against the defaulting party, including specific performance of the defaulting party’s obligations and recovery of all losses of the non-defaulting party caused by the applicable default (including attorney’s fees, costs, expenses and disbursements paid or incurred in any legal or equitable action).

10.8 Casualty. If any casualty affects the Facility (i) prior to Start-up of the Phase I Project or (ii) during the period beginning on Start-up of the Phase I Project and ending eighteen (18) months after Start-up of the Phase I Project, the Manager shall use any casualty proceeds to restore the Facility, but only to the extent of such proceeds. Nothing in this Section 10.8 shall require any Member to make Capital Contributions in excess of its Capital Commitment.

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10.9 Delay Events; Delay and Exit Events.

(a) Notwithstanding any other provision of this Agreement to the contrary, at any time prior to the date that the Valero Member has funded its entire Capital Commitment, the Valero Member may, upon written notice to the Manager and the Frontier Member (a “Section 10.9(a) Notice”), delay any required Capital Contribution if the Valero Member has a reasonable expectation of:

(i) a change to, or adoption, termination or expiration of, any Applicable Law relating to the development, use, or production of, or mandates for, biofuels, including, without limitation, any RFS2 legislation (or related EPA regulations), if such expected change, adoption, termination or expiration would, if enacted, restrict, inhibit, prohibit or prevent the Company from constructing or operating the Facility in accordance with the Project Execution Plan in such a manner as would significantly and detrimentally affect the financial projections of the Phase I Project in the agreed economic model set forth in the Project Execution Plan; or

(ii) any infringement by the Company, Mascoma, [***] or the Frontier Member of any third party’s intellectual property rights if such infringement would (A) materially restrict the Company’s rights to use intellectual property in accordance with the terms and conditions of the Technology License Agreement or Enzyme Agreements or (B) restrict, inhibit, prohibit, or prevent the Company from constructing or operating the Facility in substantial accordance with the Project Execution Plan, if in either of (A) or (B) the impact thereof would significantly and detrimentally affect the financial projections of the Phase I Project in the agreed economic model set forth in the Project Execution Plan.

The Valero Member’s right to delay Capital Contributions pursuant to this Section 10.9(a) shall continue for so long as the Valero Member has a reasonable expectation of the occurrence of the matters described in this Section 10.9(a), provided that no such delay shall continue for longer than two (2) years.

(b) Notwithstanding any other provision of this Agreement to the contrary, at any time prior to the date that the Valero Member has funded its entire Capital Commitment, upon the occurrence of any of the following events, the Valero Member may, upon written notice to the Manager and the Frontier Member (a “Section 10.9(b) Notice”), either (i) make an Exit Election under Section 10.9(d) or (ii) delay any required Capital Contribution for a period of up to twelve (12) months (as may be extended as hereinafter provided) and thereafter, if the condition giving rise to the delay right still exists, either make any required Capital Contributions or make an Exit Election under Section 10.9(d):

(i) change to, or adoption, termination or expiration of, any Applicable Law relating to the development, use, or production of, or mandates for, biofuels, including, without limitation, any RFS2 legislation (or related EPA regulations), if such change, adoption, termination or expiration restricts, inhibits, prohibits or prevents the Company from constructing or operating the Facility in accordance with the Project Execution Plan in such a manner as would significantly and detrimentally affect the financial projections of the Phase I Project in the agreed economic model set forth in the Project Execution Plan;

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(ii) the Valero Member’s Capital Contributions for construction and operation of the Phase I Project exceed, or are projected by the Manager, in its reasonable estimation, to exceed [***], but only if Requested Capital Contributions sufficient for construction and operation of the Phase I Project are not made up by sources of funds other than the Valero Member’s Requested Capital Contributions;

(iii) failure by the Company to obtain or maintain any governmental, administrative or regulatory approval, consent, license, permit, waiver or other authorization necessary to construct or operate the Phase I Project or the Enzyme Facility materially in accordance with the Project Execution Plan provided that the Manager has exercised commercially reasonable efforts, including spending amounts contemplated in the Project Execution Plan, for licenses, permits and approvals;

(iv) (A) a breach of any representation, warranty or covenant of (x) Mascoma set forth in the Technology License Agreement or Subgrant Agreement or (y) Roal in the Enzyme Agreements or (B) a failure in (x) the performance of the Mascoma Process or any intellectual property relating to the Mascoma Process, Mascoma Process Improvements, Organisms or Organism Validated Improvements (each as defined in the Technology License Agreement) or (y) the Enzyme Technology or any intellectual property relating to the Enzyme Technology, in each case (i.e., either that described in clause (A) or that described in clause (B)) if such breach or failure restricts, inhibits, prohibits, or prevents the Company from constructing or operating the Phase I Project in substantial accordance with the Project Execution Plan, or renders the Business inoperable, or significantly and detrimentally affects the financial projections of the Phase I Project in the agreed economic model set forth in the Project Execution Plan;

(v) failure of the Frontier Member to contribute to the Company by the date that is one (1) year after Start-up of the Phase I Project a Grant Amount that equals or exceeds the Minimum Grant Amount, unless such shortfall is made up by sources of funds other than from the Valero Member;

(vi) (A) any sale or license of any intellectual property relating to (x) the Mascoma Process, Mascoma Process Improvements, Organisms or Organism Validated Improvements (each as defined in the Technology License Agreement) or (y) Roal in the Enzyme Technology, or (B) any infringement by the Company, Mascoma, Roal or the Frontier Member of any third party’s intellectual property rights, if such sale, license or infringement under clauses (A) or (B) of this paragraph (vi) materially restricts the Company’s rights to use intellectual property in accordance with the terms and conditions of the Technology License Agreement or Enzyme Agreements or (y) restricts, inhibits, prohibits, or prevents the Company from constructing or operating the Phase I Project in substantial accordance with the Project Execution Plan, if in either of (x) or (y) the impact thereof would significantly and detrimentally affects the financial projections of the Phase I Project in the agreed economic model set forth in the Project Execution Plan; or

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(vii) a Material Adverse Effect.

Notwithstanding anything to the contrary in subsections (b)(iv) and (b)(vi) of this Section 10.9(b), the Valero Member shall have no right to make an Exit Election under Section 10.9(d) if and so long as: (1) with respect to any breach of any representation, warranty or covenant of Mascoma set forth in the Technology License Agreement, Mascoma commences and continues to diligently pursue curing such default (which period shall not exceed one hundred twenty (120) days following receipt by the Frontier Member and Mascoma from the Valero Member of written notice of such breach of the representation, warranty or covenant of Mascoma set forth in the Technology License Agreement); (2) with respect to any breach of any representation, warranty or covenant of Roal in the Enzyme Agreements, the Frontier Member commences and continues to diligently pursue on behalf of the Company any remedies available under the Enzyme Agreements or otherwise endeavors to cause Roal to cure such default (which period shall not exceed one hundred twenty (120) days following receipt by the Frontier Member from the Valero Member of written notice of such breach of the representation, warranty or covenant of Roal in the Enzyme Agreements); (3) with respect to any failure in the performance of the Mascoma Process or any intellectual property relating to the Mascoma Process, Mascoma Process Improvements, Organisms or Organism Validated Improvements, Mascoma commences and continues to diligently pursue correcting such performance failure (which period shall not exceed one hundred eighty (180) days following receipt by the Frontier Member and Mascoma from the Valero Member of written notice of such performance failure); (4) with respect to any failure in the performance of the Enzyme Technology or any intellectual property relating to the Enzyme Technology, the Frontier Member commences and continues to diligently pursue on behalf of the Company any remedies available under the Enzyme Agreements or otherwise endeavors to cause Roal to correct such performance failure (which period shall not exceed one hundred eighty (180) days following receipt by the Frontier Member from the Valero Member of written notice of such performance failure); (5) with respect to any actual or alleged infringement by the Company, Mascoma, Roal or the Frontier Member of any third party’s intellectual property rights which materially restricts the Company’s rights to use intellectual property in accordance with the terms and conditions of the Technology License Agreement or Enzyme Agreements, the Frontier Member or Mascoma commences and continues to cure such infringement (including, without limitation, by any of the means contemplated by Section 9.2(e) of the Technology License Agreement and any comparable steps which may be taken with respect to intellectual property relating to the Enzyme Technology), which period shall not exceed one hundred eighty (180) days following receipt by the Frontier Member and Mascoma from the Valero Member of written notice of such infringement. The Valero Member shall have no obligation to make Capital Contributions to the Company during any time period in which cure rights hereunder are pursued and the Valero Member’s 12-month election period set forth in Section 10.9(b) shall be extended on a day-for-day basis for each day cure rights are pursued pursuant to this Section 10.9(b). In no event shall the Valero’s Member’s suspension of its obligation to make Capital Contributions to the Company pursuant to the immediately preceding sentence enable the Frontier Member to make an Exit Election pursuant to Section 10.9(d).

(c) Notwithstanding any other provision of this Agreement to the contrary, at any time prior to the date that the Valero Member has funded its entire Capital Commitment, upon the failure of the Manager to make Capital Calls for, and/or the Valero Member to make Capital Contributions pursuant to such Capital Calls as and to the extent required to fund, the

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cost of constructing, equipping, developing and operating the Phase I Project in accordance with the Project Execution Plan, the Frontier Member may make an Exit Election pursuant to Section 10.9(d) by delivering written notice to the Manager and the Valero Member (a “Section 10.9(c) Notice”); provided, however, the Frontier Member shall have no right to make an Exit Election under Section 10.9(d) pursuant to the provisions of this Section 10.9(c) if and so long as the Manager or the Valero Member cures any such failure to make Capital Calls and/or Capital Contributions, as the case may be, within forty-five (45) days following receipt by the Manager or the Valero Member from the Frontier Member of written notice of such failure.

(d) Upon the occurrence and during the continuance of any condition giving the Valero Member or the Frontier Member the right to make an Exit Election under Sections 10.9(b) or (c), the Member with the right to make any Exit Election may do so by delivering written notice to the Manager and the other Member of such election (an “Exit Election Notice”). As used herein, the term “Exit Election” shall mean a right to trigger the procedure described below in this Section 10.9(d).

(i) Upon either Member’s exercise of an Exit Election, the Frontier Member shall have the right, but not the obligation, to purchase the Membership Interest of the Valero Member for an amount (the “Exit Purchase Price”) equal to the aggregate amount that the Valero Member would receive as liquidating distributions from the Company pursuant to this Agreement if (i) each and every non-cash asset of the Company were sold for the Determined Value (as hereinafter defined) of such asset, less assumed transaction costs equal to three percent (3%) of the Determined Value and less any deed stamps or conveyance or transfer taxes imposed which would be imposed on any such transfer or sale to a third party for a purchase price equal to the Determined Value, (ii) all liabilities of the Company which are readily ascertainable in amount were paid in full, (iii) reserves were established for those liabilities of the Company which are not reasonably ascertainable in an amount (including contingent liabilities) as reasonably determined by the Members. All of the foregoing calculations shall be determined by agreement of the Members with the assistance of the Company’s accountants or, failing such agreement, shall be conclusively determined pursuant to the following provisions of this Section 10.9(d).

(ii) As used herein, the term “Determined Value” of an asset means the amount which would be received by the Company if such asset were sold in an arm’s length normal course of business sale to an unaffiliated third party, where neither the buyer nor the seller is under any undue compulsion to buy or sell, based on the following principals: (x) the asset may be used for its highest and best use; and (y) each asset may be sold individually, in groups of assets, or as a consolidated whole with all of the other assets, whichever would result in the highest aggregate proceeds for the sale or disposition of all of the Company’s non-cash tangible assets.

(iii) If a Member delivers an Exit Election Notice to the Manager and the other Member, the Valero Member shall develop, and shall deliver to the Frontier Member within six months following delivery by a Member of the Exit Election Notice, a plan (a “Valero Liquidation Plan”) under which the Manager would propose to liquidate the non-cash tangible assets of the Company, along with estimated net cash proceeds of

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each asset which would be realized if the asset were disposed pursuant to the Valero Liquidation Plan. Promptly after the Frontier Member’s receipt of the Valero Liquidation Plan, designated representatives of the Valero Member and the Frontier Member shall meet in person to discuss the Valero Liquidation Plan and endeavor to agree on the Exit Purchase Price based on the Determined Value of each non-cash tangible assets of the Company. If the parties fail to agree in writing on the Exit Purchase Price based on the Determined Value of each non-cash tangible assets of the Company on or before the date that is the earlier of thirty (30) days following the Frontier Member’s receipt of the Valero Liquidation Plan or seven (7) months following delivery by a Member of the Exit Election Notice, either Member may deliver written notice (an “Appraisal Demand Notice”) to the other Member demanding that the Determined Value of each non-cash tangible asset of the Company (and the Exit Purchase Price) be determined by appraisal in accordance with Sections 10.9(d)(iv), (v), (vi) and (vii) below.

(iv) If the Determined Value of each non-cash tangible asset of the Company (and the Exit Purchase Price) is to be determined by appraisal pursuant to Section 10.9(d)(iii) above, the Members shall endeavor to agree in writing on a single Qualified Appraiser within fifteen (15) days following delivery of the Appraisal Demand Notice, and of both Members so agree, the single Qualified Appraiser approved in writing by both Members shall determine the Determined Value of each non-cash tangible asset of the Company (and the Exit Purchase Price), and such determination shall be binding on both Members.

(v) If both Members fail to agree in writing on a single Qualified Appraiser within fifteen (15) days following delivery of the Appraisal Demand Notice, each Member shall appoint a single Qualified Appraiser by written notice delivered to the other within ten (10) days following the expiration of the fifteen (15) day period for endeavoring to mutually agree on a single Qualified Appraiser. If a Member fails to make appointment a Qualified Appraiser by written notice to the other Member within such ten (10) day period and such failure continues for seven (7) days after notice of such failure from the other Member, such failure shall be deemed for all purposes to constitute the appointing Member’s acceptance of the Qualified Appraiser appointed by the Member that appointed a Qualified Member, who shall then alone determine the Determined Value of each non-cash tangible asset of the Company (and the Exit Purchase Price), and such determination shall be binding on both Members.

(vi) If both Members make timely appointments of Qualified Appraisers pursuant to Section 10.9(d)(v), each of the two Qualified Appraisers shall have forty-five days (45) after the appointment of the second Appraiser to submit its determination of the Determined Value of each non-cash tangible asset of the Company (and the Exit Purchase Price), and if only one Qualified Appraiser is duly appointed, then such Qualified Appraiser shall submit his or her report within forty-five (45) days of his or her appointment. In the event that any Qualified Appraiser designated by either Member fails to submit its appraisal within the required 45 day period, and any such failure continues for 10 days after notice of such failure from the other Member, such failure shall be deemed for all purposes to constitute acceptance of each Member of the determination of the Qualified Appraiser who timely submitted his or her report to the

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Members. If two Qualified Appraisers are appointed and deliver reports in timely fashion and if the determination of aggregate Determined Value of all non-cash tangible assets of the Company (and the Exit Purchase Price) in the appraisals of the two Qualified Appraisers vary by ten percent (10%) or less of the greater determination, aggregate Determined Value of such assets for purposes of determining the Exit Purchase Price shall equal the average of the determinations by the two Qualified Appraisers.

(vii) If the determination of aggregate Determined Value of all non-cash tangible assets of the Company (and the Exit Purchase Price) in the two appraisals vary by more than ten percent (10%) of the greater aggregate Determined Value, then within fifteen (15) days after delivery of the two determinations of aggregate Determined Value, the two Qualified Appraisers shall select a third Qualified Appraiser (the “Third Appraiser”; provided that in order for the third appraiser to be a Qualified Appraiser, in addition to the requirements set forth in the definition of Qualified Appraiser, such third appraiser shall not have accepted any business engagement as an appraiser from either Member or any Affiliate of such Member during the three (3) year period prior to such appointment). If the two appraisers are unable to agree upon the appointment of a third appraiser within the required 15-day period, either Member may, upon written notice to the other, request that such appointment be made by the then President of the CPR Institute or his or her designee. Promptly after the selection of the Third Appraiser, the Third Appraiser shall conduct its own independent analysis and issue its determination of the aggregate Determined Value of all non-cash tangible assets of the Company (and the Exit Purchase Price). The First Appraiser and Second Appraiser may each, in a written communication to the Third Appraiser sent not later than the 10th day after the appointment of the Third Appraiser, send to the Third Appraiser any comparables data that it used in its determination of aggregate Determined Value of all non-cash tangible assets of the Company (and the Exit Purchase Price), but neither the First Appraiser nor the Second Appraiser shall otherwise communicate or provide any information to the Third Appraiser with respect to the aggregate Determined Value or its methodology for determining aggregate Determined Value. Any Qualified Appraiser who forwards such comparables data to the Third Appraiser shall simultaneously send a copy of such communication to each Member. The aggregate Determined Value of all non-cash tangible assets of the Company for purposes of determining the Exit Purchase Price shall equal the average of the two closest determinations of aggregate Determined Value issued by the three Qualified Appraisers and such determination shall be final and binding on both Members.

(viii) In the event that any Qualified Appraiser appointed hereunder resigns, refuses or is unable to perform his or her obligation hereunder for reasons unrelated to the acts or omissions of the appointing party, then the Member or the Qualified Appraisers appointing such appraiser shall have the right unilaterally to appoint a substitute Qualified Appraiser and the deadline for the production of such Qualified Appraiser’s appraisal shall be subject to an extension of not more than fifteen (15) days.

(ix) In connection with the appraisal process, each Qualified Appraiser shall be provided full access during normal business hours to examine the non-cash tangible assets of the Company and the books, records and files relating thereto that may

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be relevant. The fees and expenses of the Third Appraiser shall be paid equally by the Members and each Member shall be responsible for the fees and expenses of the Qualified Appraiser appointed by it.

(x) Once the aggregate Determined Value of all non-cash tangible assets of the Company and the Exit Purchase Price have been finally determined, and as long as one of the Members had made an Exit Election, the Frontier Member shall have a period of thirty (30) days from the date of such final determination to elect whether or not to purchase the Membership Interest of the Valero Member for the Exit Purchase Price by delivering written notice (an “Exit Purchase Notice”) to the Manager and the Valero Member. If the Frontier Member delivers written notice electing to purchase the Membership Interest of the Valero Member for the Exit Purchase Price within such thirty (30) day period, the closing of such purchase shall take place on a date designated by the Frontier Member which shall be not sooner than thirty (30) nor longer than one hundred twenty (120) days following the Frontier Member’s delivery of the Exit Purchase Notice.

(xi) If the Frontier Member fails to deliver written notice electing to purchase the Membership Interest of the Valero Member for the Exit Purchase Price within thirty (30) days following the date of the final determination the aggregate Determined Value of all non-cash tangible assets of the Company and the Exit Purchase Price, the Manager shall cause the Company to dissolve and liquidate its assets in accordance with Article IX. If the Frontier Member makes an Exit Election under this Section 10.9(d), the Frontier Member’s rights under this Section 10.9(d) shall be the Frontier Member’s sole and exclusive remedy for the failure of the Manager to make Capital Calls and/or the Valero Member to make Capital Contributions pursuant to such Capital Calls as provided in Section 10.9(c). If the Frontier Member does not make an Exit Election under this Section 10.9(d), the Frontier Member shall be entitled to exercise any and all rights and remedies available under this Agreement, at law or in equity on account of the failure of the Manager to make Capital Calls and/or the Valero Member to make Capital Contributions pursuant to such Capital Calls.

ARTICLE XI

STANDARD OF CARE; EXCULPATION; INDEMNIFICATION

11.1 Standard of Care. In the performance of their respective duties under this Agreement, and with respect to any action taken by the Members, Manager or Officers on behalf of or with respect to the Company, the Members, Manager and Officers shall use reasonable, good faith efforts to conduct the business of the Company in a good and businesslike manner. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE MEMBERS, MANAGERS AND MEMBER OFFICERS OF THE COMPANY SHALL NOT HAVE ANY DUTIES (FIDUCIARY OR OTHERWISE), OBLIGATIONS OR LIABILITIES TO THE COMPANY OR ANY OF THE MEMBERS EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT OR AS EXPRESSLY SET FORTH IN ANY OTHER WRITTEN AGREEMENT BETWEEN OR AMONG ANY OF THEM.

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11.2 Exculpation. No Manager, Officer, Member, Affiliate of a Member, any of their respective direct or indirect officers, directors, equityholders, employees or managers or any liquidating trustee or fiduciary of the Company (each a “Covered Person”) shall be liable to the Company or any Member under any theory of law, including tort, contract or otherwise (INCLUDING A COVERED PERSON’S OWN NEGLIGENCE OR GROSS NEGLIGENCE) for any loss, damage or claim incurred by reason of any act or omission by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by this Agreement, including any such loss, damage or claim attributable to errors in judgment, negligence or gross negligence or other fault of such Covered Person, except that a Covered Person shall be liable for any such loss, damage or claim incurred by reason of Culpable Acts of such Covered Person. A Covered Person shall be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any Person as to matters the Covered Person reasonably believes are within such other Person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses or any other facts pertinent to the existence and amount of assets from which distributions to Members might properly be paid. IN NO EVENT WILL A COVERED PERSON BE LIABLE TO THE COMPANY OR ANY MEMBER FOR CONSEQUENTIAL, INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE, OR ANY OTHER NON-DIRECT DAMAGES INCLUDING, WITHOUT LIMITATION, LOST PROFITS OR FUTURE REVENUES, COST OF CAPITAL, LOSS OF BUSINESS REPUTATION OR OPPORTUNITY OR ANY CLAIM OR DEMAND AGAINST THE COMPANY BY ANY OTHER PARTY DUE TO ANY CAUSE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, THE COVERED PERSON’S OWN NEGLIGENCE OR GROSS NEGLIGENCE), EVEN IF A COVERED PERSON HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

11.3 Indemnification.

(a) Third Party Actions, Suits and Proceedings. Each Covered Person who was or is made a party or is threatened to be made a party to or is involved in or participates as a witness with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company), by reason of the fact that he, she or it or a Person of whom he, she or it is the legal representative, is or was a Member, Manager or Officer of the Company, or is or was serving at the request of the Company as a manager, director, officer, employee, fiduciary, or agent of another limited liability company or of a corporation, partnership, joint venture, trust or other enterprise (hereinafter a “proceeding”), shall be indemnified and held harmless by the Company at all times to the fullest extent permitted by the Delaware General Corporation Law, as if it were applicable to the Company and as in effect from time to time, against all expenses (including attorneys’, experts’ and consultants’ fees and disbursements), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Person in connection with such proceeding if such Person acted in good faith and in a manner such Person reasonably believed to be in compliance with the provisions of this Agreement and Applicable Law, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such Person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon

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a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Person did not act in good faith and in a manner which such Person reasonably believed to be in compliance with the provisions of this Agreement or Applicable Law, or, with respect to any criminal action or proceeding that the Person had reasonable cause to believe that his, her or its conduct was unlawful. THE FOREGOING INDEMNITY IS INTENDED TO INDEMNIFY EACH COVERED PERSON FOR SUCH PERSON’S OWN ACTS OR OMISSIONS, INCLUDING NEGLIGENCE (WHICH SHALL INCLUDE GROSS NEGLIGENCE), AND SHALL APPLY IRRESPECTIVE OF ANY CLAIM OF CONCURRENT OR CONTRIBUTORY NEGLIGENCE ON THE PART OF SUCH COVERED PERSON.

(b) Actions by the Company. The Company shall indemnify at all times to the fullest extent permitted by the Delaware General Corporation Law, as if it were applicable to the Company and as in effect from time to time, any Covered Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that such Covered Person is or was a Member, Manager or Officer of the Company, or is or was serving at the request of the Company as a manager or director, officer, employee, fiduciary or agent of another limited liability company or of a corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’, experts’ and consultants’ fees and disbursements) actually and reasonably incurred by such Covered Person in connection with the defense or settlement of such action or suit if such Covered Person acted in good faith and in a manner such Covered Person reasonably believed to be in compliance with the provisions of this Agreement and Applicable Law and except that no indemnification shall be made in respect of any claim, issue or matter as to which such Covered Person shall have been finally adjudged to be liable to the Company unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

(c) Rights Non-Exclusive. The rights to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section 11.3 shall not be exclusive of any other right that any Person may have or hereafter acquire under any statute, provision of this Agreement, any other agreement, any vote of Members or the Manager, or otherwise.

(d) Insurance. The Company shall maintain insurance, at its expense, on its own behalf and on behalf of any Person who is or was a Covered Person or was serving at the request of the Company as a manager, officer, employee or agent of another limited liability company, corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him, her or it and incurred by him, her or it in any such capacity, whether or not the Company would have the power to indemnify such Person against such liability under this Section 11.3.

(e) Expenses. Expenses incurred by any Covered Person described in Section 11.3(a) or Section 11.3(b) in defending a proceeding shall be paid by the Company in advance of such proceeding’s final disposition upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be found in a final, non-appealable decision of a court of competent jurisdiction that he, she or it is not entitled to be indemnified by the Company.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

(f) Employees and Agents. Individuals who are not covered by the foregoing provisions of this Section 11.3 and who are or were employees or agents of the Company, or who are or were serving at the request of the Company as employees or agents of another limited liability company, corporation, partnership, joint venture, trust or other enterprise, may be indemnified and have their expenses paid by the Company, in each case to the extent authorized at any time or from time to time by the Manager.

(g) Contract Rights. The provisions of this Section 11.3 shall be deemed to be a contract right between the Company and each Covered Person who serves in any such capacity at any time while this Section 11.3 and the relevant provisions of the Delaware Act or other Applicable Law are in effect, and any repeal or modification of this Section 11.3 or any such law shall not affect any rights or obligations then existing with respect to any state of facts or proceeding then existing. The indemnification and other rights provided for in this Section 11.3 shall inure to the benefit of the successors, assigns, heirs, executors and administrators of any Covered Person entitled to such indemnification. The Company shall indemnify any such Covered Person seeking indemnification in connection with a proceeding initiated by such Covered Person only if such proceeding was authorized by the Manager.

(h) Merger or Consolidation; Other Enterprises. For purposes of this Section 11.3, references to “the Company” shall include, in addition to the resulting company, any constituent company (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its members, managers, directors, officers, fiduciaries and employees or agents, so that any Person who is or was a member, manager, director, officer, fiduciary, employee or agent of such constituent company, or is or was serving at the request of such constituent company as a member, manager, director, officer, fiduciary, employee or agent of another company, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Section 11.3 with respect to the resulting or surviving company as he, she or it would have with respect to such constituent company if its separate existence had continued. For purposes of this Section 11.3, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a Person with respect to any employee benefit plan; and references to “serving at the request of the Company” shall include any service as a member, manager, director, officer, fiduciary, employee or agent of the Company that imposes duties on, or involves services by, such member, manager, director, fiduciary, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and a Person who acted in good faith and in a manner such Person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Section 11.3.

(i) No Member Recourse. Notwithstanding anything to the contrary in this Agreement, any indemnity by the Company relating to the matters covered in this Section 11.3 shall be provided out of and to the extent of Company assets only and no Member (unless such Member otherwise agrees in writing or is found in a final, non-appealable decision of a court of

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competent jurisdiction to have personal liability on account thereof) or any Member’s officers, directors, stockholders, members, partners, employees or Affiliates shall have personal liability on account thereof or shall be required to make additional Capital Contributions to help satisfy such indemnity of the Company.

ARTICLE XII

GENERAL PROVISIONS

12.1 [Intentionally Omitted].

12.2 Amendments. Except as otherwise expressly provided herein, this Agreement may be amended, modified or waived only by the Company with the written consent of a Required Interest; provided, however, that any amendment, modification or waiver that materially and adversely affects a Member disproportionately as compared to the other Member (based solely on the respective Membership Interest of such Member as compared to the other Member) shall require the prior written consent of the Member so adversely affected. Any such amendment, modification or waiver in accordance with this Section 12.2 shall be binding on all Members.

12.3 No Right of Partition. No Member shall have the right to seek or obtain partition by court decree or operation of law of any Company property or the right to own or use particular or individual assets of the Company.

12.4 Remedies. Subject to Section 12.20, each Member shall have all rights and remedies set forth in this Agreement and all rights and remedies which such Person has been granted at any time under any other agreement or contract and all of the rights which such Person has under any Applicable Law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and, subject to Section 12.20, to exercise all other rights granted by Applicable Law.

12.5 Successors and Assigns. All covenants and agreements contained in this Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns, whether so expressed or not.

12.6 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any Applicable Law in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

12.7 Counterparts. This Agreement may be executed simultaneously in two or more separate counterparts, any one of which need not contain the signatures of more than one party, but each of which will be an original and all of which together shall constitute one and the same agreement binding on all the parties hereto.

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12.8 Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

12.9 Addresses and Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given or made when (i) delivered personally to the recipient, (ii) telecopied to the recipient with confirmation of delivery or delivered by other form of electronic transmittal customarily used for such communication that permits retention of an electronic copy of such notice and verification of receipt (in each case with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day) if telecopied or so delivered electronically before 5:00 p.m. New York, New York time on a Business Day, and otherwise on the next Business Day, or (iii) one Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to the address for such recipient set forth in the Company’s books and records, or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Any notice to the Manager or the Company shall be deemed given if received by the Manager at the principal office of the Company designated pursuant to Section 2.5.

12.10 Creditors. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditors of the Company or any of its Affiliates, and no creditor who makes a loan to the Company or any of its Affiliates may have or acquire (except pursuant to the terms of a separate agreement executed by the Company in favor of such creditor) at any time as a result of making the loan any direct or indirect interest in Company profits, losses, Distributions, capital or property other than as a secured creditor.

12.11 Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

12.12 Further Action. The parties agree to execute and deliver all documents, provide all information and take or refrain from taking such actions as may be necessary or appropriate to achieve the purposes of this Agreement.

12.13 Entire Agreement. This Agreement and those documents expressly referred to herein (including, without limitation, any other document expressly referred to in such documents) that have been entered into prior to or concurrently herewith, embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

12.14 Delivery by Facsimile. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and

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delivered by means of a facsimile machine or other form of electronic transmission producing a facsimile of the signing party’s signature, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or other form of electronic communication to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or other form of electronic communication as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

12.15 Survival. Sections 5.2, 6.6, 7.4, 9.2, 9.3, 9.5, 11.2, 11.3, 12.9, 12.18, 12.19, 12.20 and 12.21 and Exhibit B (and any pertinent provisions of this Agreement relating to the foregoing, including, without limitation, Sections 1.1 and 1.2), and any other provision of this Agreement that survives by its terms, shall survive and continue in full force in accordance with its terms notwithstanding any termination of this Agreement or the dissolution of the Company.

12.16 Public Disclosures. Neither the Company nor any Member shall disclose, or shall permit its Subsidiary to disclose, any Member’s (or, in the case of disclosure by a Member or its Subsidiary, any other Member’s) name or identity as an investor in the Company or any Subsidiary of the Company in any press release or other public announcement or in any document or material filed with any Governmental Entity, without the prior written consent of such Person (which consent shall not be unreasonably withheld or delayed), unless such disclosure is required by Applicable Law or by order of a court of competent jurisdiction (a “Requisite Public Disclosure”), in which case prior to making such disclosure the Company shall use its reasonable best efforts (which may include the incurrence of reasonable expenses) to give written notice to such Person describing in reasonable detail the proposed content of such disclosure and to permit such Person a reasonable period of time given the circumstances and requirements of such Requisite Public Disclosure to review and comment upon the form and substance of such disclosure.

12.17 Reports.

(a) The Company shall use reasonable efforts to deliver or cause to be delivered to each Member the following:

(i) within twenty-five (25) days after the end of each of the first, second and third Fiscal Quarters of each Fiscal Year, an unaudited consolidated balance sheet, statement of operations and statement of cash flows of the Company and its Subsidiaries as of and for the applicable Fiscal Quarter;

(ii) within ninety (90) days after the end of each Fiscal Year, an audited consolidated balance sheet, statement of operations and statement of cash flows of the Company and its Subsidiaries as of and for such Fiscal Year;

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(iii) within ninety (90) days after the end of each Fiscal Year, to each Person who was a Member at any time during such Fiscal Year, an annual report containing a statement of changes in such Member’s equity and such Member’s Capital Account balance for such Fiscal Year (if any); and

(iv) such other materials as are listed in, and at the times listed in, Exhibit C attached hereto and made a part hereof.

Reports delivered pursuant to this Section 12.17 may be delivered either in hard copy form or, in the Manager’s discretion, electronically; provided that any Member may, upon request, specify that such reports shall be delivered to it in hard copy form.

(b) The Company will provide each Member with all information such Member may reasonably require in order to file tax returns in jurisdictions other than the United States solely as a result of such Members’ participation in the Company.

(c) The Company will use commercially reasonable efforts to inform the Members of the amount of taxes paid, if any, by the Company, during any calendar year, to countries other than the United States that are attributable to income allocated to Members as a result of the Members’ participation in the Company. The Company will use commercially reasonable efforts to provide such information to the Members within ten days of the date of any such payment.

12.18 Exclusive Jurisdiction. Subject to Section 12.20 and without waiving the same, each of the parties hereto hereby submits to the exclusive jurisdiction of any federal court sitting in New York, New York, in any action arising out of or relating to this Agreement and agrees that all claims in respect of such action may be heard and determined in any such court. Each party hereto also agrees, subject to Section 12.20 and only to the extent expressly permitted herein, not to bring any action arising out of or relating to this Agreement in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action so brought and waives any bond, surety, or other security that might be required of any other party with respect thereto.

12.19 Confidentiality.

(a) The provisions of this Agreement (including the exhibits and schedules hereto), any mediation or arbitration proceedings pursuant hereto (including any outcome thereof or awards related thereto) and all proprietary information pertaining to the Business, financial condition, strategies, plans, policies, inventions, trade secrets, Intellectual Property, Technology, computer programs, projections, pricing, or processes of the Company or provided or disclosed by the Company to a Member, or by one Member to another Member or by the Company or a Member to such Member’s or the other Member’s directors, officers, partners, employees, advisors or agents, shall be confidential, and shall not be disclosed or otherwise released to any other Person without the unanimous written consent of the Members; provided, however, that any Member may disclose any such information, on a “need to know” basis, (i) to the members, managers, directors, officers, partners, employees, counsel, auditors, consultants, lenders, liquidators, trustees, fiduciaries, insurance providers and brokers of such Member and its

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Affiliates, and to credit rating agencies, (ii) to its financing sources, (iii) as required in order to file such Member’s applicable Tax returns, (iv) in connection with a Member’s enforcement of its rights hereunder, (v) pursuant to any reporting requirement or any accounting or auditing standard, or (vi) to any lenders, investors, acquirers, potential lenders, potential investors, potential acquirers, and to bankers, brokers, accountants, counsel and other Persons relating to potential transactions with lenders, investors, acquirers, potential lenders, potential investors and/or potential acquirers (including, without limitation, the sale of shares of stock in Mascoma or Valero Parent and any materials and presentations relating thereto); provided, that prior to disclosing confidential information pursuant to clause (vi) of this Section 12.19(a), the disclosing Member shall give timely notice to the Company and the other Member, which shall describe the information proposed to be disclosed and state the basis upon which such disclosing Member believes the information is required to be disclosed, and the disclosing Member shall disclose such information only with the written approval of the other Member and the Company, which approval may not be unreasonably withheld.

(b) The obligations of a Member under Section 12.19(a) shall not apply to confidential information (i) that is received by such Member from a Person who is not a Member or related to a Member and who has the right to give the information to such Member and who does not require that such Member keep such information confidential, (ii) that is or becomes public knowledge through no fault of such Member, (iii) the disclosure of which is required by Applicable Law or (iv) that a Member in good faith determines that it is required to disclose pursuant to securities laws, rules and regulations (including, without limitation, those of the Securities and Exchange Commission); provided, that (A) prior to disclosing confidential information pursuant to clause (iii) of this Section 12.19(b), the disclosing Member shall give timely notice to the Company and the other Member, which shall describe the information proposed to be disclosed and state the basis upon which such disclosing Member believes the information is required to be disclosed, all so that the Company may seek an appropriate protective order or other remedy and/or waive compliance with the provisions of this Agreement, and the Member will cooperate with the Company (at the Member’s sole cost and expense) to obtain such protective order or other appropriate remedy; (B) prior to disclosing confidential information pursuant to clause (iv) of this Section 12.19(b), the disclosing Member shall provide the Company and the other Member with a copy of the text of such proposed disclosure at least five (5) Business Days prior to any proposed initial disclosure (and three (3) Business Days prior to any required revisions to such disclosure) unless otherwise agreed to by both Members in writing, to afford such other Member a reasonable opportunity to review and comment upon the proposed disclosure (including, if applicable, the redacted version of this Agreement) and will reasonably consider, consistent with Applicable Law (including interpretations thereof), the requests of the other Member regarding confidential treatment for such disclosure, except that no such notice shall be required if, in the reasonable opinion of the disclosing Member’s legal counsel, such notice might conflict with Applicable Law; and (C) provided, further, that no such notice will be required if, in the reasonable opinion of the disclosing Member’s legal counsel, such notice might conflict with Applicable Law. In the event that such protective order or other remedy is not obtained or the Company waives compliance with the relevant provisions of this Agreement, the Member will disclose only that portion of the above referenced information which, in the reasonable opinion of its legal counsel, is legally required to be disclosed and the Member will use its reasonable efforts to obtain assurances that confidential treatment will be accorded to such information.

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(c) The covenants and undertakings contained in this Section 12.19 relate to matters which are of a special, unique and extraordinary character and a violation of any of the terms of this Section 12.19 will cause irreparable injury to the non-breaching Member, the amount of which will be impossible to estimate or determine and which cannot be adequately compensated. Accordingly, the remedy at law for any breach of this Section 12.19 will be inadequate. Therefore, the non-breaching Member will be entitled to entry of an injunction, a restraining order or other equitable relief from any court of competent jurisdiction in the event of any breach of this Section 12.19 without the necessity of proving actual damages or posting any bond whatsoever. The rights and remedies provided by this Section 12.19 are cumulative and in addition to any other rights and remedies which the non-breaching Member may have hereunder or at law or in equity.

(d) The obligations of the Members under this Section 12.19 shall (i) survive any withdrawal or resignation of a Member and (ii) survive for five (5) years following the termination of the Company in accordance with Section 2.6, except as to the Company’s Intellectual Property and Technology, which shall continue indefinitely.

(e) The obligations of a Member under Section 12.19(a) shall not apply to any confidential information which any Member is entitled to use under the terms of the Frontier Member License Agreement or the Valero Member License Agreement.

12.20 Mediation; Arbitration; Dispute Resolution. Except (i) as necessary to enforce any arbitral award, or (ii) as necessary to secure injunctive relief with respect to the enforcement of Section 12.19, any controversy or claim, whether based on contract, tort, statute or other legal or equitable theory (including any claim of fraud, misrepresentation or fraudulent inducement or any question of validity or effect of this Agreement including this Section 12.20) arising out of or related to this Agreement, or the breach or termination of this Agreement (any such controversy or claim, a “Dispute”) will be resolved in accordance with the terms, conditions, rules and procedures set forth on Exhibit B attached hereto. The Members acknowledge and agree that this Section 12.20 is intended to cover controversies and claims that could otherwise be resolved through litigation and is not intended as a dispute resolution for conflicts among the Members regarding decisions to approve or disapprove matters requiring such approval.

12.21 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY DISPUTE OF ANY NATURE WHATSOEVER THAT MAY ARISE BETWEEN THEM, INCLUDING THOSE DISPUTES RELATING TO OR INVOLVING, IN ANY WAY THE CONSTRUCTION, PERFORMANCE OR BREACH OF THIS AGREEMENT OR ANY OTHER AGREEMENT BETWEEN THE PARTIES, THE PROVISIONS OF ANY FEDERAL, STATE OR LOCAL LAW, REGULATION OR ORDINANCE NOTWITHSTANDING. By execution of this Agreement, each of the parties hereto acknowledges and agrees that such party has had an opportunity to consult with legal counsel and that such party knowingly and voluntarily waives any right to a trial by jury of any dispute pertaining to or relating in any way to the transactions contemplated by this Agreement, the provisions of any Applicable Law notwithstanding.

12.22 Valero Parent Guaranty. At Closing (as defined in the Contribution Agreement), Valero Parent will execute and deliver the Valero Parent Guaranty.

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* * * * *

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

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IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

THE COMPANY

KINROSS CELLULOSIC ETHANOL LLC

By:	Diamond Alternative Energy, LLC, Manager

By:	/s/ George W. Stutzmann
Name:	George W. Stutzmann
Title:	Vice President

SIGNATURE PAGE TO

KINROSS CELLULOSIC ETHANOL LLC

LIMITED LIABILITY COMPANY AGREEMENT

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MEMBERS:

FRONTIER RENEWABLE RESOURCES, LLC

By:	/s/ Stephen J. Hicks
Name:	Stephen J. Hicks
Title:	Ceo

SIGNATURE PAGE TO

KINROSS CELLULOSIC ETHANOL LLC

LIMITED LIABILITY COMPANY AGREEMENT

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DIAMOND ALTERNATIVE ENERGY, LLC

By:	/s/ George W. Stutzmann
Name:	George W. Stutzmann
Title:	Vice President

Solely for purposes of Section 5.3(d):

VALERO ENERGY CORPORATION

By:	/s/ Gene Edwards
Name:	Gene Edwards
Title:	Executive Vice President

SIGNATURE PAGE TO

KINROSS CELLULOSIC ETHANOL LLC

LIMITED LIABILITY COMPANY AGREEMENT

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SCHEDULE 1

Member	Formation Capital Contributions	Initial Capital Contributions	Capital Commitments
Diamond Alternative Energy, LLC One Valero Way San Antonio, TX 78249	$100	The Valero Cash Amount (as defined in the Contribution Agreement)	[***]

Frontier Renewable Resources, LLC 210 N. Front St., Floor 1 Marquette, Michigan 49855	$100	(i) The Real Property (as defined in the Contribution Agreement) valued at the Land Contribution Amount and (ii) the initial portion of the Technology License Fee Amount [***] and (iii) the initial portion of the Development Reimbursement Amount [***]	$0

Sch 1-1

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EXHIBIT A

PROJECT EXECUTION PLAN

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EXHIBIT A

PROJECT EXECUTION PLAN

CONFIDENTIAL

Table of Contents

A.	Project Scope Overview	2

B.	Project Schedule	27

C.	Project Construction Budget	28

D.	Project Funding and Economic Model Summary	30

E.	Capital Calls	32

F.	Roles and Responsibilities	34

G.	Pro-forma First Year Operating Budget	35

H.	High Level Business Plan	38

I.	Permitting and Regulatory Approval Plan	39

1

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CONFIDENTIAL

A. PROJECT SCOPE OVERVIEW

FOR KINROSS CELLULOSIC ETHANOL PROJECT

2

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CONFIDENTIAL

PROJECT SCOPE OVERVIEW TABLE OF CONTENTS

1.0	GENERAL		4

2.0	SCOPE OF WORK		4

	2.01	Overall Process Description	4

3.0	PROCESS DESCRIPTION		5

	3.01	Sizing Basis	5

	3.02	Area 000 – Site infrastructure	6

	3.03	Area 100 – Woodyard Feedstock Receiving and Storage	6

	3.05	Area 200 – Pretreatment	8

	3.06	Area 300 – Fermentation and Yeast Propagation	10

	3.07	Area 410 – CIP – Clean In Place	14

	3.08	Area 420 – Chemical Storage and Distribution	16

	3.09	Area 450 – Enzyme Production	17

	3.10	Area 500 – Distillation, Drying, Evaporation	18

	3.11	Area 600 – Utilities	21

	3.12	Area 610 – Utilities – Plant Compressed Air	21

	3.13	Area 620 – Utilities – Power Plant	21

	3.14	Area 630 – Utilities – Process Cooling	23

	3.15	Area 640 – Utilities – Natural Gas / LP	23

	3.16	Area 650 – Utilities – Scrubbers	23

	3.17	Area 660 – Utilities – HVAC	23

	3.18	Area 700 – Water Treatment and Recycle	23

	3.20	Area 800 – Solids Recovery	24

	3.21	Area 900 – Product Storage and Load Out	25

3

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CONFIDENTIAL

1.0 GENERAL

1.01	The Kinross Cellulosic Ethanol Project hereafter referred to as “Project”, is a project to build a facility to process 770 tons/day of mixed hardwood chips (dry basis) producing a minimum of 20 MGY of cellulosic fuel grade ethanol. The Project will be built at a 355 acre site in Kinross, MI using an advanced cellulosic ethanol process licensed by Mascoma. The Project will produce cellulosic fuel grade ethanol that provides significant greenhouse gas reduction versus traditional liquid transportation fuels. The Project will represent the first commercial facility to utilize Mascoma’s technology and the largest cellulosic ethanol facility in the U.S. The Project will convert hardwood pulpwood feedstock into a cellulosic ethanol product and fuel-grade lignin and bark co-products. A majority of the low-carbon co-products will be consumed on-site for power generation, with any excess lignin and bark sold to power plants for combustion or will be used for other value added products in the future.

1.02	The plant will receive its hardwood pulpwood feedstock and commodity chemicals via truck. In the future, the Site will have access to the CN rail line through an existing spur from the main line running to Kinross east of I-75. The Project will also include truck load-out capability for ethanol, bark, lignin and ash.

2.0 SCOPE OF WORK

2.01	Overall Process Description

A.	The following Scope of Work sections in this document present a general overview of the physical and functional description of the Project by section. Specific details regarding specifications, equipment and instrumentation lists and requirements for all sections can found in the OWNER’s Front End Design Package and in the preliminary design packages from the technology providers for Combined Heat and Power (CHP), Pre-treatment and Enzyme production. Design, quantity and specification data contained within the front end design package will supersede information herein.

B.	The scope includes the construction of the facility from a Greenfield location including all ISBL, roadways and civil features required for plant site not called out as by others. A general process description is given below with more detailed process and scope definition per area to be found in the B3 Document package as well as the respective preliminary detail design packages from technology providers to the Project.

4

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CONFIDENTIAL

C.	The Project sponsors intend to complete the Project via a lump sum, turnkey EPC contract or similar arrangement. The Technology Providers and Baisch Engineering, the front end design contractor, have provided sufficient engineering to allow the Bidders to develop their Lump Sum Turnkey proposal to engineer, procure, and construct the Kinross Cellulosic Ethanol facility as described in this basic RFQ Overall Block Flow diagram.

Figure #1 Basic Block Flow Diagram (BFD) for the Project

3.0 PROCESS DESCRIPTION

3.01	Sizing Basis

A.	20,000,000 gallon per year cellulosic fuel grade ethanol facility.

Parameter	Value	Unit of Measure
Product Ethanol	20,000,000	Gallons / Year
Hardwood Feed	[***]	Green Tons / Year
Bark Co-product	[***]	Wet Tons / Year
Connected Load	[***]	Megawatts
Plant Steam Usage	[***]	Lbs/ hr @ peak load
Effluent Outfall	[***]	Gallons / Day

Table #1. Basis of Design values for critical feedstocks, products and utilities.

5

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CONFIDENTIAL

3.02	Area 000 – Site infrastructure

A.	Buildings – Wherever possible, pre-engineered building systems will be used to save cost. These buildings will include product load out, maintenance/stores, chemical unloading, and utilities plant.

B.	Electrical Equipment Buildings – Fire-rated electrical rooms will be provided to house motor control centers throughout the various process buildings.

C.	Electrical – The biorefinery distribution voltage will be 13.2 Kv. The tie point for this will be at the secondary of the Cloverland Power Cooperative substation and the 7.5 MW turbine generator. It will then be distributed to the primaries of the plant distribution transformers. These primary distribution transformers will reduce the 13.2 Kv down to 4160V and 480V to be distributed to the plant loads.

D.	There will be a motor control center (MCC) in each major operating area. The main control room will be used to control the entire plant. A rack room will be located near the control room.

E.	Lighting – All lighting will be high efficiency metal halide or fluorescent. Lighting levels shall be designed per industry standards.

F.	Fire Protection – A firewater system including firewater tank, underground firewater loop, fire hydrants, post indicating valves, dry pipe system, heated valve houses, natural gas-driven fire pump and jockey pump will be provided. Fire sensors will be located in critical areas throughout the plant and will signal a master fire-alarm panel in the central control room. All fire protection systems will be installed in cooperation with the plant’s insurance underwriter.

G.	Process / Potable Water – Treated potable water for process use will be supplied to the site by Village of Kinross.

3.03	Area 100 – Woodyard Feedstock Receiving and Storage

A.	[***]

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

CONFIDENTIAL

[***]

7

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

CONFIDENTIAL

G.	General woodyard information, requirements and / or basis

[***]

3.04	[***]

3.05	Area 200 – Pretreatment

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CONFIDENTIAL

A.	[***]

B.	Hydrolysis

1.	[***]

[***]

C.	General preteatment information, requirements and / or basis

[***]

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CONFIDENTIAL

[***]

3.06	Area 300 – Fermentation and Yeast Propagation

A.	Fermentation

[***]

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

CONFIDENTIAL

[***]

B.	General fermentation information, requirements and / or basis

[***]

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

CONFIDENTIAL

[***]

C.	Yeast Propagation

[***]

12

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

CONFIDENTIAL

[***]

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

CONFIDENTIAL

[***]

D.	Sterile Air System – Yeast Propagation

[***]

3.07	Area 410 – CIP – Clean In Place

A.	[***]

B.	[***]

C.	[***]

D.	[***]

E.	[***]

F.	Yeast Propagation / Enzyme Production CIP System – [***]

G.	yCBP CIP System – [***]

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CONFIDENTIAL

H.	CIP Pumps and Piping – General Comments

[***]

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CONFIDENTIAL

[***]

3.08	Area 420 – Chemical Storage and Distribution

A.	[***]

B.	[***]

C.	[***]

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CONFIDENTIAL

D.	[***]

3.09 Area 450 – Enzyme Production

A.	[***]

B.	[***]

C.	[***]

D.	[***]

E.	[***]

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CONFIDENTIAL

F.	[***]

G.	[***]

H.	[***]

I.	[***]

J.	[***]

3.10 Area 500 – Distillation, Drying, Evaporation

A.	[***]

B.	[***]

C.	[***]

D.	[***]

18

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CONFIDENTIAL

E.	[***]

F.	[***]

G.	[***]

[***]

H.	[***]

I.	[***]

J.	[***]

K.	[***]

19

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CONFIDENTIAL

[***]

20

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

CONFIDENTIAL

3.11 Area 600 – Utilities

A.	[***]

3.12 Area 610 – Utilities – Plant Compressed Air

A.	Air Compressors – [***]

B.	Air Dryers / Receivers – [***]

C.	Air Receivers – [***]

3.13 Area 620 – Utilities – Power Plant

A.	Power Boilers – [***]

B.	[***]

21

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CONFIDENTIAL

[***]

C.	Process Steam – [***]

D.	[***]

E.	Process and Plant Water Treatment System – [***]

F.	[***]

G.	Deaerator – [***]

H.	Feed water Storage Tank – [***]

I.	Feedwater Pumps – [***]

22

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

CONFIDENTIAL

J.	Chemical Additives for Feedwater – [***]

3.14 Area 630 – Utilities – Process Cooling

A.	[***]

B.	[***]

3.15 Area 640 – Utilities – Natural Gas / LP

A.	[***]

3.16 Area 650 – Utilities – Scrubbers

A.	Scrubber – [***]

3.17 Area 660 – Utilities – HVAC

A.	[***]

3.18 Area 700 – Water Treatment and Recycle

A.	[***]

B.	[***]

C.	[***]

23

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CONFIDENTIAL

3.19 Storm Water Detention

A.	[***]

3.20 Area 800 – Solids Recovery

A.	[***]

B.	[***]

C.	[***]

24

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

CONFIDENTIAL

[***]

3.21 Area 900 – Product Storage and Load Out

A.	[***]

B.	[***]

C.	[***]

25

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CONFIDENTIAL

D.	[***]

E.	[***]

26

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CONFIDENTIAL

B. PROJECT SCHEDULE

[NOTE: SECTION B TO BE UPDATED BASED UPON FINAL EPC SCHEDULE]

27

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CONFIDENTIAL

C. PROJECT CONSTRUCTION BUDGET

[NOTE: SECTION C TO BE UPDATED BASED UPON FINAL EPC BID COSTS]

[***]

28

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CONFIDENTIAL

[***]

29

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

CONFIDENTIAL

D. PROJECT FUNDING AND ECONOMIC MODEL SUMMARY

D.1 DefinedTerms

[***]

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CONFIDENTIAL

[***]

31

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

CONFIDENTIAL

E. CAPITAL CALLS

[NOTE: SECTION E TO BE UPDATED BASED UPON FINAL EPC BID COSTS]

The Capital Calls set forth in this Section E reflect the best available estimate of the spending schedule for the Phase I Project. The Members acknowledge that the timing of spending for engineering, equipment procurement and construction may change during execution of the Phase I Project at reasonable judgment of the Manager, subject to execution of the schedule and project scope set forth in this Project Execution Plan.

[***]

32

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CONFIDENTIAL

[***]

33

CONFIDENTIAL

F. ROLES AND RESPONSIBILITIES

The roles and responsibilities of each Member, as summarized in the table below, shall be further defined through certain affiliate agreements between the Company and the Members, including the Development Agreement, Construction Management Agreement, O&M Agreement, and the Ethanol Marketing Agreement.

[***]

34

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CONFIDENTIAL

G. PRO FORMA FIRST YEAR OPERATING BUDGET

[***]

35

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CONFIDENTIAL

[***]

36

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

CONFIDENTIAL

[***]

37

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

CONFIDENTIAL

H. HIGH LEVEL BUSINESS PLAN

Prior to Start-up, the Members shall develop a high-level business plan which would be incorporated herein and would, at a minimum, address the following areas:

1.	Feedstock Procurement

2.	Ethanol Marketing (aligned with the Ethanol Marketing Agreement)

3.	Facility Operations and Maintenance (aligned with the O&M Agreement)

4.	Administrative Support Services (aligned with the O&M Agreement)

38

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CONFIDENTIAL

I. PERMITTING AND REGULATORY APPROVAL PLAN

Status of Project Environmental Permits, Approvals, and Plans [***]

ID No.	Permit / Approval / Plan	Responsible Agency	[***]	[***]	[***]	[***]	[***]

1	Receive Public Comments on Draft EA	U.S. Dept. of Energy (DOE)	[***]	[***]	[***]	[***]

2	Final Environmental Assessment	DOE	[***]	[***]	[***]	[***]

3	Finding of No Significant Impact (FONSI)	DOE	[***]	[***]	[***]	[***]

4	Air Permit to Install Modification (Minor Source)	Michigan Dept. of Environmental Quality (MDEQ)	[***]	[***]	[***]	[***]

5	Planning Zoning Approval for Clearing of Plant Site and All Utility Easements	Kinross Twp Planning Zoning Board	[***]	[***]	[***]	[***]

6	Building Permit	Kinross Township	[***]	[***]	[***]		[***]

7	Air Permit to Install (Minor Source)	MDEQ	[***]	[***]	[***]	[***]	[***]

8	Soil Erosion and Sedimentation Control Permit	Chippewa County	[***]	[***]	[***]	[***]

9	NPDES Storm Water Permit for Construction	MDNR	[***]	[***]	[***]	[***]	[***]

39

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CONFIDENTIAL

ID No.	Permit / Approval / Plan	Responsible Agency	[***]	[***]	[***]	[***]	[***]

10	Storm Water Pollution Prevention Plan for Construction	MDNR	[***]	[***]	[***]	[***]	[***]

11	Storage Tank Aboveground Site Plan Certification	MDNR	[***]	[***]	[***]	[***]	[***]

12	Storage Tank Underground Site Plan Certification	MDNR	[***]	[***]	[***]	[***]	[***]

13	Aeronautical Obstruction Clearance	Federal Aviation Administration (FAA)	[***]	[***]	[***]	[***]	[***]

14	Tall Structure Permit	Michigan Dept. of Transportation (MDOT)	[***]	[***]	[***]	[***]	[***]

15	TTB Permit	U.S. Dept. of the Treasury, Alcohol & Tobacco Tax & Trade Bureau	[***]	[***]	[***]	[***]	[***]

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CONFIDENTIAL

ID No.	Permit / Approval / Plan	Responsible Agency	[***]	[***]	[***]	[***]	[***]

16	EPA TSCA Microbial Commercial Activity Notice	U.S. EPA	[***]	[***]	[***]	[***]	[***]

17	NOX Budget Permit	MDEQ	[***]	[***]	[***]	[***]	[***]

18	Air Renewable Operating Permit (Title V permit)	MDEQ	[***]	[***]	[***]	[***]	[***]

19	USACE/MDEQ Joint Permit (includes Section 404 & Part 303 Wetland Dredge and Fill Permit; Section 401 Water Quality Certification; and Part 301 Inland Lakes and Streams – if needed)	U.S. Army Corps of Engineers; and MDEQ	[***]	[***]	[***]	[***]	[***]

20	NPDES Storm Water Permit for Operation	MDNR	[***]	[***]	[***]	[***]	[***]

21	Hazardous Waste Generator Notification	USEPA	[***]	[***]	[***]	[***]	[***]

22	Storm Water Pollution Prevention Plan for Operation	MDNR	[***]	[***]	[***]	[***]	[***]

41

CONFIDENTIAL

ID No.	Permit / Approval / Plan	Responsible Agency	[***]	[***]	[***]	[***]	[***]

23	Hazardous Waste Contingency Plan	USEPA, MDNR	[***]	[***]	[***]	[***]	[***]

24	Spill Prevention Control and Countermeasure Plan	USEPA	[***]	[***]	[***]	[***]	[***]

25	Pollution Incident Prevention Plan (PIPP)	MDNR	[***]	[***]	[***]	[***]	[***]

26	Risk Management Plan	U.S. EPA	[***]	[***]	[***]	[***]	[***]

27	Facility Response Plan	U.S. EPA; Coast Guard	[***]	[***]	[***]	[***]	[***]

1.	[***]

2.	[***]

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EXHIBIT B

DISPUTE RESOLUTION

1. Applicability. Any dispute to which this Exhibit B applies shall be subject to mediation as a condition precedent to arbitration by either party.

2. Mediation. The parties shall attempt in good faith to resolve any dispute to which this Exhibit B applies promptly by confidential mediation under the then current CPR Mediation Procedure and this Exhibit B before resorting to arbitration. In the event of a conflict between the CPR Mediation Procedure and this Exhibit B, this Exhibit B will govern. Request for mediation shall be filed in writing with the other party to the Contract and with the regional office of the CPR Institute covering New York, New York. The request may be made concurrently with the filing of a demand for arbitration, but, in such event, mediation shall proceed in advance of arbitration, which shall be stayed pending mediation for a period of sixty (60) days from the commencement of the mediation proceedings, unless stayed for a longer period by agreement of the parties. The parties shall share the mediator's fee and any filing fees equally. The mediation shall be held in New York, New York, unless another location is mutually agreed upon. Agreements reached in mediation shall be enforceable as settlement agreements in any arbitration or court having jurisdiction thereof.

3. Arbitration. Any dispute to which this Exhibit B applies which is not resolved by mediation in accordance with Section 2 shall be subject to arbitration in accordance with the then current CPR Institute Rules for Non-Administered Arbitration of Business Disputes and this Exhibit B. In the event of a conflict between the CPR Rules and this Exhibit B, this Exhibit B will govern. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. §§ 1-16, to the exclusion of any provision of Applicable Law inconsistent therewith or which would produce a different result, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction. Either Member may commence such arbitration by sending an Arbitration Notice with respect thereto to the other applicable parties, with a copy thereof to the regional office of the CPR Institute covering New York, New York. The Arbitration Notice shall contain a brief description of the nature of the dispute and the name of the arbitrator appointed by the Member sending such Arbitration Notice.

3. Selection of Arbitrator.

(A) Within fifteen (15) days after delivery of the Arbitration Notice, the other Member shall appoint an arbitrator in writing to the other parties, with a copy thereof to the regional office of the CPR Institute covering New York, New York. The two arbitrators so appointed shall, within five (5) days after the second of them has been appointed, appoint a third arbitrator and such arbitrators shall constitute the arbitrator panel (the “Arbitrator Panel”). If the two arbitrators initially appointed are unable to agree on the third arbitrator within such five-day period, either disputing party may request the regional office of the CPR Institute covering New York, New York to designate the third arbitrator. If the regional office of the CPR Institute covering New

Ex B-1

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York, New York has not designated an arbitrator within ten Business Days following delivery of a request from either party, either disputing party may request in writing the judge of the United States District Court for the Southern District of New York senior in term of service to appoint the third arbitrator. If the disputing party receiving the Arbitration Notice fails to appoint an arbitrator as set forth above, the arbitrator appointed by the other Member shall be deemed to constitute the entire Arbitrator Panel. If any arbitrator so chosen shall die, resign or otherwise fail or becomes unable to serve as an arbitrator, the party that appointed such arbitrator shall appoint a replacement arbitrator within fifteen days after receiving notice of such arbitrator’s death, resignation or inability to serve.

(B) Each arbitrator shall be qualified by his or her education, experience and training to resolve the disputed matters. None of the arbitrators may be a current or former employee of either disputing party or any Affiliate thereof or otherwise have a stake in the outcome of the Dispute.

4. Conduct of Arbitration.

(A) Any arbitration hearing shall be held in New York, New York. The Arbitrator Panel shall fix a reasonable time and place for the hearing and shall determine the matters submitted to it pursuant to the provisions of this Agreement in a timely manner; provided, however, if the Arbitrator Panel shall fail to conclude the hearing to determine the issue in dispute within six (6) months after the selection of the Arbitrator Panel, then either disputing party shall have the right to require a new Arbitrator Panel to be selected pursuant to this Exhibit B unless such party’s action shall have substantially contributed to the delay.

(B) Except as expressly provided to the contrary in this Agreement, the Arbitrator Panel shall have the reasonable and necessary power (i) to gather such materials, information, testimony and evidence as it deems relevant to the dispute before it (and each party will provide such materials, information, testimony and evidence reasonably requested by the Arbitrator Panel, except to the extent any information so requested is subject to an attorney-client or other statutory or legally-recognized privilege), (ii) to grant injunctive relief and enforce specific performance, (iii) to issue or cause to be issued subpoenas (including subpoenas directed to third parties) for the attendance of witnesses and for the production of books, records, documents and other evidence, and (iv) to administer oaths. Subpoenas so issued shall be served, and upon application to the court by a party or the Arbitrator Panel, enforced, in the manner provided by Applicable Law for the service and enforcement of subpoenas in a civil action.

(C) In advance of the arbitration hearing, the disputing parties may conduct discovery in accordance with the Federal Rules of Civil Procedure. Such discovery may include, but is not limited to: (i) the taking of oral and videotaped depositions and depositions on written questions; (ii) serving interrogatories, document requests and requests for admission; and (iii) any other form and/or method of discovery provided for

Ex B-2

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

under the Federal Rules of Civil Procedure. The disputing parties shall attempt in good faith to resolve any discovery disputes that may arise. If the disputing parties are unable to resolve any such disputes, the disputing parties may present their objections to the Arbitrator Panel who shall resolve the objections in accordance with the Federal Rules of Civil Procedure. The Arbitrator Panel may, if requested by a party, order that a trade secret or other confidential research, development or commercial information not be revealed or be revealed only in a designated way. All discovery shall be completed at least fifteen (15) Business Days prior to the hearing commencement date.

(D) The disputing parties may also retain, with the consent of the Arbitrator Panel, one or more experts to assist the Arbitrator Panel in resolving the Dispute. The disputing parties may also retain one or more experts for their own account and at their sole respective cost. The disputing parties shall identify and produce a report from any experts who will give testimony and/or evidence at the arbitration hearing at least sixty (60) days prior to the commencement of the hearing. Rebuttal experts shall be named at least forty-five (45) days prior to the commencement of the hearing. Any testifying experts identified shall be made available for deposition in advance of any arbitration hearing.

(E) At least forty-five (45) days prior to the commencement of the hearing, the parties shall exchange witness lists containing the names, addresses and phone numbers of the witnesses the party expects to call. Except for good cause, only those individuals who appear on a witness list may be called as a witness.

(F) The disputing parties shall exchange copies of exhibits and designated deposition testimony at least seven (7) Business Days prior to the commencement of the hearing.

(G) The Arbitrator Panel shall render a written decision within fifteen (15) Business Days of the conclusion of the hearing. The Arbitrator Panel shall have jurisdiction and authority to interpret and apply the provisions of this Agreement only insofar as shall be necessary in the determination of the matter in dispute, but the Arbitrator Panel shall not have jurisdiction or authority to add to or alter in any way the provisions of this Agreement. The Arbitrator Panel’s decision shall govern and shall be final, nonappealable (except to the extent provided in the Federal Arbitration Act) and binding on the disputing parties hereto pursuant to the United States Arbitration Act and the Arbitrator Panel’s written decision may be entered in any court having appropriate jurisdiction. THE ARBITRATOR PANEL AND ANY COURT ENFORCING THE AWARD OF THE ARBITRATOR PANEL SHALL NOT HAVE THE RIGHT OR AUTHORITY TO AWARD CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES TO EITHER DISPUTING PARTY EXCEPT TO THE EXTENT SUCH DAMAGES CONSTITUTE REIMBURSEMENT OF AMOUNTS DUE BY ONE DISPUTING PARTY TO THE OTHER AS A RESULT OF THE FORMER’S INDEMNIFICATION OBLIGATIONS UNDER THE PROVISIONS OF THIS AGREEMENT.

Ex B-3

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

(H) The responsibility for paying the costs and expenses of the arbitration, including compensation to the Arbitrator Panel, shall be allocated among the disputing parties in a manner determined by the Arbitrator Panel to be fair and reasonable under the circumstances. Each disputing party shall be responsible for the fees and expenses of its respective counsel, consultants and witnesses, unless the Arbitrator Panel determines that compelling reasons exist for allocating all or a portion of such costs and expenses otherwise.

Ex B-4

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

EXHIBIT C

SELECTED RECORDKEEPING AND REPORTING REQUIREMENTS

Prior to Start-up of the Phase I Project, the Members shall develop a minimally burdensome process designed to provide access to the following reports and data to each Member on a timely basis in accordance with the terms of Section 12.17(iv) of this Agreement.

1.	Monthly Operational Reporting, including:

a.	Detailed operating report on usage of all manufacturing supplies, power and fuel

b.	Detailed operating report on feedstock chips delivered to process, moisture and analysis.

c.	Ethanol and byproduct production report with analysis

d.	Maintenance reports

e.	Monthly capital spending reports for debottlenecking, process modifications and elimination of chronic production issues.

2.	Monthly download and/or remote access to data historian and laboratory management system, including:

a.	Yeast propagation batch reports

b.	[***]

c.	[***]

d.	Monthly download of process data historian in accessible electronic format, from the central control system, covering the Mascoma Process (as defined in the Technology License Agreement)

e.	Lab data pertaining to areas covering the Mascoma Process (as defined in the Technology License Agreement)

3.	Monthly business unit review reporting, including:

a.	Reports on ethanol and byproduct sales and volumes

4.	Other reports or information that from time to time may be reasonably requested by the Members (including copies of underlying agreements with vendors, suppliers and other third parties).

Ex C-1

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

EXHIBIT D

HYPOTHETICAL EXAMPLES OF DISTRIBUTIONS UNDER

SECTION 4.1(b)(ii)

[***]

Ex D-1

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

[***]

Ex D-2